                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                             SEI LIQUID ASSET TRUST
                              SEI TAX EXEMPT TRUST
                             SEI DAILY INCOME TRUST
                                 SEI INDEX FUNDS
                         SEI INSTITUTIONAL MANAGED TRUST
                      SEI INSTITUTIONAL INTERNATIONAL TRUST
                           SEI ASSET ALLOCATION TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             SEI LIQUID ASSET TRUST
                              SEI TAX EXEMPT TRUST
                             SEI DAILY INCOME TRUST
                                 SEI INDEX FUNDS
                         SEI INSTITUTIONAL MANAGED TRUST
                      SEI INSTITUTIONAL INTERNATIONAL TRUST
                           SEI ASSET ALLOCATION TRUST


                        IMPORTANT SHAREHOLDER INFORMATION


This document contains your Proxy Statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Fund(s). The proxy card(s) may be completed by checking the appropriate box and voting for or against the specific proposals relating to your Fund(s). IF YOU SIMPLY SIGN THE PROXY WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF TRUSTEES.

Please spend a few minutes with the Proxy Statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Funds will not need to conduct additional mailings.

Please take a few moments to exercise your right to vote. Thank you.

                             SEI LIQUID ASSET TRUST
                              SEI TAX EXEMPT TRUST
                             SEI DAILY INCOME TRUST
                                 SEI INDEX FUNDS
                         SEI INSTITUTIONAL MANAGED TRUST
                      SEI INSTITUTIONAL INTERNATIONAL TRUST
                           SEI ASSET ALLOCATION TRUST

Dear Shareholder,

     A shareholder meeting of the SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust and SEI Asset Allocation Trust (collectively, the "Trusts") and each of their portfolios (the "Funds") has been scheduled for October 27, 2004, at 3:00 p.m. (Eastern time) (the "Meeting"). The Meeting will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456.

     If you were a shareholder of record as of the close of business on August 17, 2004, you are entitled to vote at the Meeting and any adjournment(s) of the Meeting. While you are, of course, welcome to join us at the Meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card(s). WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. YOUR BALLOT SHOWS WHICH PROPOSALS YOU ARE BEING ASKED TO VOTE ON. PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT THE MAXIMUM NUMBER OF SHARES MAY BE VOTED. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET.

     The attached Proxy Statement is designed to give you detailed information relating to each of the proposals on which you are asked to vote. We encourage you to support the Trustees' recommendations. The purpose of the Meeting is to consider the proposals set forth below and to transact such business as may be properly brought before the Meeting or any adjournment(s) thereof. The proposals described in the Proxy Statement relate to the following matters:

     1.   TO ELECT TRUSTEES FOR ALL TRUSTS.

     2. TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE FOR: THE BOND INDEX FUND OF SEI INDEX FUNDS; THE SHORT-DURATION GOVERNMENT, INTERMEDIATE-DURATION GOVERNMENT, GNMA, AND CORPORATE DAILY INCOME FUNDS OF SEI DAILY INCOME TRUST; AND THE CALIFORNIA TAX EXEMPT, TAX FREE, INSTITUTIONAL TAX FREE, AND PENNSYLVANIA TAX FREE FUNDS OF SEI TAX EXEMPT TRUST.

     3. TO APPROVE SIMC AS INVESTMENT ADVISER FOR: THE BOND INDEX FUND OF SEI INDEX FUNDS; THE SHORT-DURATION GOVERNMENT, INTERMEDIATE-DURATION GOVERNMENT, GNMA, AND CORPORATE DAILY INCOME FUNDS OF SEI DAILY INCOME TRUST; AND THE CALIFORNIA TAX EXEMPT, TAX FREE, INSTITUTIONAL TAX FREE, AND PENNSYLVANIA TAX FREE FUNDS OF SEI TAX EXEMPT TRUST; AND TO APPROVE AN INVESTMENT ADVISORY AGREEMENT WITH SIMC AND THESE FUNDS.

     4. TO APPROVE ELIMINATING OR RECLASSIFYING CERTAIN FUNDAMENTAL POLICIES AND RESTRICTIONS FOR ALL FUNDS, EXCEPT FOR: THE TREASURY SECURITIES FUND OF SEI LIQUID ASSET TRUST AND THE MONEY MARKET, PRIME OBLIGATION, GOVERNMENT, TREASURY AND TREASURY II FUNDS OF SEI DAILY INCOME TRUST.

     Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

     To implement the "manager of managers" structure described under Proposal 2, with SIMC serving as each applicable Fund's "manager of managers," shareholders must approve Proposals 2 and 3. If shareholders do not approve both Proposals, Proposals 2 and 3 will not be implemented and the Trustees will consider an alternative course of action.

     Your vote is important. Please do not hesitate to call 1-800-DIAL-SEI if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the SEI Funds.


Sincerely,

/s/ Edward D. Loughlin

Edward D. Loughlin
President and Chief Executive Officer

                                IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposals. The information provided under the "Questions and Answers" section below is qualified in its entirety by reference to the Proxy Statement.

                              QUESTIONS AND ANSWERS

WHY AM I RECEIVING THIS PROXY STATEMENT?

The Board of Trustees is asking you to vote on the following proposals:

     1.   To elect Trustees for all Trusts.

     2. To approve a "manager of managers" structure for: the Bond Index Fund of SEI Index Funds; the Short-Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SEI Daily Income Trust; and the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of SEI Tax Exempt Trust.

     3. To approve SEI Investments Management Corporation ("SIMC") as investment adviser for: the Bond Index Fund of SEI Index Funds; the Short-Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SEI Daily Income Trust; and the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of SEI Tax Exempt Trust; and to approve an investment advisory agreement with SIMC and these Funds.

     4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SEI Liquid Asset Trust and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SEI Daily Income Trust.

WHY AM I BEING ASKED TO ELECT TRUSTEES?

The Board currently consists of seven Trustees, five of whom are not "interested persons," as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act") (an "Independent Trustee"). The Board of Trustees has determined to increase the size of the Board by adding an additional Independent Trustee. Pursuant to requirements under the 1940 Act, more than two-thirds of the Trustees must have been elected by shareholders immediately upon the addition of a new Trustee. Five of the seven current Trustees of the Funds have been elected by shareholders and the remaining two were appointed by the Board. Immediately upon the addition of a new Trustee, less than two-thirds of the Trustees would have been elected by shareholders. Therefore, shareholder approval is required to add a new Trustee.

WHAT IS A "MANAGER OF MANAGERS" STRUCTURE?

The Board of Trustees is proposing the implementation of a "manager of managers" structure for certain Funds, as indicated above. Under this structure, each Fund will have SIMC as an investment adviser and SIMC, subject to supervision of the Board of Trustees, will supervise one or more sub-advisers. This structure will allow the Board of Trustees, at the recommendation of SIMC, to appoint additional or replacement sub-advisers to the Funds without shareholder approval.

The 1940 Act requires shareholder approval of new investment advisory agreements (including sub-advisory agreements). The U.S. Securities and Exchange Commission, however, has granted the Trusts a partial exemption from this requirement to allow the appointment of investment sub-advisers in connection with the proposed "manager of managers" structure, WITHOUT shareholder approval. Before a Fund can rely on this exemption and implement the "manager of managers" structure, the Fund's shareholders must approve the "manager of managers" structure and approve SIMC as the Fund's investment adviser.

All of the other Funds in the SEI Funds family have implemented the "manager of managers" structure and the Board of Trustees has found that structure to be efficient and effective in managing those Funds. Using a "manager of managers" structure will enable the Funds to avoid the considerable expense of holding shareholder meetings to approve new or additional sub-advisers.

WHY AM I BEING ASKED TO VOTE ON SIMC AS THE FUNDS' INVESTMENT ADVISER AND A NEW INVESTMENT ADVISORY AGREEMENT WITH SIMC?

In connection with the implementation of the "manager of managers" structure, the Board of Trustees is also seeking shareholder approval of SIMC as each Fund's investment adviser, as indicated above, and the new investment advisory agreement with SIMC. As mentioned above, the 1940 Act requires shareholder approval of new investment advisory agreements. At a meeting held in June 2004, the Board approved the operation of the Funds under a manager of managers structure with SIMC as the Funds' investment adviser. In addition, the Board approved each Fund's current adviser as investment sub-adviser. Accordingly, if Proposals 2 and 3 are approved, each of the current advisers will serve as sub-adviser to its respective Funds in the "manager of managers" structure under new sub-advisory agreements with SIMC. The appointment of these advisers as sub-advisers does not require shareholder approval. In addition, SIMC will be able to recommend that the Board hire additional sub-advisers or replace these sub-advisers, and the Board may approve such changes without shareholder approval.

HOW WILL THE IMPLEMENTATION OF THE "MANAGER OF MANAGERS" STRUCTURE AFFECT MY ACCOUNT?

The implementation of the "manager of managers" structure will not directly change your account. You will remain a shareholder of your Fund just as before and each Fund will contract for advisory services as before. However, with the proposed "manager of managers" structure, the Funds will receive the benefit of SIMC's investment adviser selection, monitoring and allocation services and the Board's flexibility in approving additional or replacement sub-advisers without shareholder approval. The proposed investment advisory agreements between the Trusts, on the Funds' behalf, and SIMC are substantially similar to the Trusts' previous investment advisory agreements except to the extent they contemplate sub-advisory agreements.

WILL THE IMPLEMENTATION OF A "MANAGER OF MANAGERS" STRUCTURE AFFECT THE FUNDS' EXPENSES?

For each Fund, SIMC is entitled to the same contractual investment advisory fee as the investment advisory fee for the previous adviser. SIMC will be responsible for paying any advisory fees to the sub-advisers. As a result, the proposed changes will not result in increased investment advisory fees. SIMC and the other service providers currently expect to waive fees to keep the Funds' total expense ratios at current levels. While SIMC's and the Fund service providers' voluntary fee waivers may be discontinued at any time, SIMC and the Fund service providers have no current intention of discontinuing these voluntary fee waivers. Accordingly, implementation of a "manager of managers" structure will not result in increased Fund fees and expenses to shareholders.

WHY AM I BEING ASKED TO VOTE FOR CHANGES TO MY FUND'S INVESTMENT POLICIES AND RESTRICTIONS?

The Board of Trustees believes that it would benefit shareholders of the Funds to update the Funds' fundamental investment policies. Some of the Funds' policies reflect government regulations that no longer exist. In other cases, policies are more restrictive than current government regulations require. The proposed changes in investment policies will benefit shareholders by allowing the Funds to adapt more quickly to future changes in investment opportunities. It is currently expected that the proposed changes to the investment policies will not have a material impact on the manner in which the Funds are managed.

WILL MY VOTE MAKE A DIFFERENCE?

Yes. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response on the enclosed proxy card(s) will help save the costs of any further solicitations for shareholder votes. We encourage all shareholders to participate in the governance of their Fund.

HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

After careful consideration, the Trustees of your Fund, including the Independent Trustees who comprise a majority of each Fund's Board of Trustees, unanimously recommend that you vote "FOR" the proposals.

WHOM DO I CALL IF I HAVE QUESTIONS?

We will be happy to answer your questions about this proxy solicitation. Please call us at 1-800-DIAL-SEI between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

HOW CAN I VOTE MY SHARES?

Please refer to your proxy card(s) for instructions on how to vote.

                             SEI LIQUID ASSET TRUST
                              SEI TAX EXEMPT TRUST
                             SEI DAILY INCOME TRUST
                                 SEI INDEX FUNDS
                         SEI INSTITUTIONAL MANAGED TRUST
                      SEI INSTITUTIONAL INTERNATIONAL TRUST
                           SEI ASSET ALLOCATION TRUST

                               101 FEDERAL STREET
                                BOSTON, MA 02110


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                OCTOBER 27, 2004

     Notice is hereby given that a special meeting of shareholders (the "Meeting") of SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust and SEI Asset Allocation Trust (collectively, the "Trusts") and each of their portfolios (the "Funds") will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on October 27, 2004, at 3:00 p.m. (Eastern time).

     The purpose of the Meeting is to consider the Proposals set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are as follows:

     1.   TO ELECT TRUSTEES FOR ALL TRUSTS.

     2. TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE FOR: THE BOND INDEX FUND OF SEI INDEX FUNDS; THE SHORT-DURATION GOVERNMENT, INTERMEDIATE-DURATION GOVERNMENT, GNMA, AND CORPORATE DAILY INCOME FUNDS OF SEI DAILY INCOME TRUST; AND THE CALIFORNIA TAX EXEMPT, TAX FREE, INSTITUTIONAL TAX FREE, AND PENNSYLVANIA TAX FREE FUNDS OF SEI TAX EXEMPT TRUST.

     3. TO APPROVE SIMC AS INVESTMENT ADVISER FOR: THE BOND INDEX FUND OF SEI INDEX FUNDS; THE SHORT-DURATION GOVERNMENT, INTERMEDIATE-DURATION GOVERNMENT, GNMA, AND CORPORATE DAILY INCOME FUNDS OF SEI DAILY INCOME TRUST; AND THE CALIFORNIA TAX EXEMPT, TAX FREE, INSTITUTIONAL TAX FREE, AND PENNSYLVANIA TAX FREE FUNDS OF SEI TAX EXEMPT TRUST; AND TO APPROVE AN INVESTMENT ADVISORY AGREEMENT WITH SIMC AND THESE FUNDS.

     4. TO APPROVE ELIMINATING OR RECLASSIFYING CERTAIN FUNDAMENTAL POLICIES AND RESTRICTIONS FOR ALL FUNDS, EXCEPT FOR: THE TREASURY SECURITIES FUND OF SEI LIQUID ASSET TRUST AND THE MONEY MARKET, PRIME OBLIGATION, GOVERNMENT, TREASURY AND TREASURY II FUNDS OF SEI DAILY INCOME TRUST.

     Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

     Proposal 1 asks for shareholder approval of Trustees.

     Proposal 2 asks for shareholder approval of a "manager of managers" structure for the Bond Index Fund of SEI Index Funds, the Short-Duration Government, Intermediate-Duration Government, GNMA and Corporate Daily Income Funds of SEI Daily Income Trust, and the California Tax Exempt, Tax Free, Institutional Tax Free and Pennsylvania Tax Free Funds of SEI Tax Exempt Trust. Under this structure, each Fund will have an investment adviser and one or more sub-advisers. This structure would allow the Trustees to appoint additional and replacement investment sub-advisers for the Funds WITHOUT obtaining shareholder approval of the sub-advisers. Proposal 3 asks for shareholder approval of SIMC as investment adviser and "manager of managers" to each Fund and the approval of an investment advisory agreement between SIMC and each Trust, on behalf of the Funds. To implement the "manager of managers" structure described under Proposal 2, with SIMC serving as each Fund's "manager of managers," shareholders must approve Proposals 2 and 3. If shareholders do not approve both Proposals, neither Proposal will be implemented and the Trustees will consider an alternative course of action.

     Proposal 4 asks for shareholder approval of changes to certain investment policies and restrictions of the Funds.

     All shareholders are invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed proxy card(s) and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or through the Internet.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the Trusts' President at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned session(s) thereof.

     Shareholders of record at the close of business on August 17, 2004 are entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

                        BY ORDER OF THE BOARD OF TRUSTEES

                           TIMOTHY D. BARTO, SECRETARY

September 9, 2004

                             SEI LIQUID ASSET TRUST
                              SEI TAX EXEMPT TRUST
                             SEI DAILY INCOME TRUST
                                 SEI INDEX FUNDS
                         SEI INSTITUTIONAL MANAGED TRUST
                      SEI INSTITUTIONAL INTERNATIONAL TRUST
                           SEI ASSET ALLOCATION TRUST

                               101 FEDERAL STREET
                                BOSTON, MA 02110


                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Liquid Asset Trust ("SLAT"), SEI Tax Exempt Trust ("STET"), SEI Daily Income Trust ("SDIT"), SEI Index Funds ("INDEX"), SEI Institutional Managed Trust ("SIMT"), SEI Institutional International Trust ("SIT") and SEI Asset Allocation Trust ("SAAT") (collectively, the "Trusts") and each of their portfolios (collectively, the "Funds") for use at the special meeting of shareholders to be held on October 27, 2004, at 3:00 p.m. (Eastern time) at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, and at any adjourned session(s) thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting"). Shareholders of record of the Funds at the close of business on August 17, 2004 are entitled to vote at the Meeting ("Shareholders"). The proxy card(s) and this Proxy Statement are being mailed to Shareholders on or about September 9, 2004.

     As of August 17, 2004, the net assets and the approximate number of units of beneficial interest ("shares") issued and outstanding for each Fund were as follows:

FUND                                                                NET ASSETS         SHARES OUTSTANDING
----                                                                ----------         ------------------
SEI LIQUID ASSET TRUST
Treasury Securities Fund                                       $      38,024,838.25        38,041,783.8600
Prime Obligation Fund                                          $     858,214,469.97       858,255,146.1570

SEI TAX EXEMPT TRUST
Intermediate-Term Municipal Fund                               $     914,782,964.96        82,596,606.6870
Short Duration Municipal Fund                                  $      62,101,583.12         6,194,484.3810
California Municipal Bond Fund                                 $     183,220,299.19        17,617,689.9940
Massachusetts Municipal Bond Fund                              $      40,978,670.82         3,992,082.0250
New Jersey Municipal Bond Fund                                 $      72,588,829.13         7,056,929.8520
New York Municipal Bond Fund                                   $      97,445,646.83         9,199,904.1810
Pennsylvania Municipal Bond Fund                               $     108,551,461.66        10,034,286.6950
Institutional Tax Free Fund                                    $   1,145,493,748.24     1,145,720,174.6700
Tax Free Fund                                                  $     789,648,067.88       789,863,429.1900
California Tax Exempt Fund                                     $      22,268,595.30        22,296,517.5900
Pennsylvania Tax Free Fund                                     $      44,843,703.26        44,863,875.8400
Massachusetts Tax Free Money Market Fund                       $      62,967,598.12        62,971,198.4100

FUND                                                                NET ASSETS         SHARES OUTSTANDING
----                                                                ----------         ------------------
SEI DAILY INCOME TRUST
Corporate Daily Income Fund                                    $     356,561,860.17       177,494,269.5670
Short-Duration Government Fund                                 $     269,147,447.64        26,190,765.8600
Intermediate-Duration Government Fund                          $     114,918,368.34        10,875,157.7020
GNMA Fund                                                      $     180,559,235.85        18,525,821.9720
Money Market Fund                                              $     868,734,464.09       868,737,316.1500
Prime Obligation Fund                                          $   4,511,438,056.41     4,511,523,240.5180
Government Fund                                                $     715,737,064.86       715,768,525.2400
Government II Fund                                             $     773,327,778.34       773,436,938.3700
Treasury Fund                                                  $     634,850,691.45       634,925,885.9500
Treasury II Fund                                               $     511,101,023.56       511,306,929.1080

SEI INDEX FUNDS
Bond Index Fund                                                $      67,900,690.23         6,224,896.6390
S&P 500 Index Fund                                             $   1,528,962,797.67        45,762,129.2110

SEI INSTITUTIONAL MANAGED TRUST
Large Cap Value Fund                                           $   4,019,243,950.70       211,817,341.7310
Large Cap Growth Fund                                          $   3,777,061,393.01       229,183,713.5340
Tax-Managed Large Cap Fund                                     $   1,917,836,852.27       191,454,573.3880
Small Cap Value Fund                                           $     881,654,386.08        45,521,692.4180
Small Cap Growth Fund                                          $     884,031,873.66        64,939,155.8730
Tax-Managed Small Cap Fund                                     $     197,018,497.73        18,313,337.4080
Mid-Cap Fund                                                   $      32,816,738.84         1,955,159.9780
Core Fixed Income Fund                                         $   4,078,805,995.98       384,305,301.8490
High Yield Bond Fund                                           $   1,123,072,367.91       132,996,148.3440
Real Estate Fund                                               $      28,461,834.97         2,532,179.7910

SEI INSTITUTIONAL INTERNATIONAL TRUST
International Equity Fund                                      $   2,623,926,787.97       278,521,759.6670
International Fixed Income Fund                                $     915,447,419.05        75,760,455.3970
Emerging Markets Equity Fund                                   $     955,999,682.42        93,520,324.1810
Emerging Markets Debt Fund                                     $     699,400,892.90        67,482,889.5300

SEI ASSET ALLOCATION TRUST
Diversified Conservative Income Fund                           $      73,610,799.98         6,714,463.1500
Diversified Conservative Fund                                  $      98,647,978.50         9,676,458.4780
Diversified Global Moderate Growth Fund                        $     189,049,382.91        17,681,015.1910
Diversified Moderate Growth Fund                               $     367,482,025.32        32,008,408.9770
Diversified Global Growth Fund                                 $     209,028,166.80        18,833,987.6790
Diversified Global Stock Fund                                  $     125,883,238.87        12,677,939.5360
Diversified U.S. Stock Fund                                    $     104,154,110.82         8,588,837.0180
Defensive Strategy Fund                                        $      14,828,246.02         1,448,765.9000
Tax-Managed Defensive Strategy Fund                            $       7,592,827.32           747,691.8740
Conservative Strategy Fund                                     $      17,771,547.44         1,725,610.5220
Tax-Managed Conservative Strategy Fund                         $      22,719,055.30         2,194,409.1020
Moderate Strategy Fund                                         $      45,631,445.51         4,350,403.2730
Tax-Managed Moderate Strategy Fund                             $      23,400,295.71         2,251,124.1510

FUND                                                                NET ASSETS         SHARES OUTSTANDING
----                                                                ----------         ------------------
Aggressive Strategy Fund                                       $      28,722,813.02         2,773,733.9130
Tax-Managed Aggressive Strategy Fund                           $      11,434,442.74         1,108,349.9840
Core Market Strategy Fund                                      $      14,529,154.93         1,411,406.1330
Tax-Managed Core Market Strategy Fund                          $       5,304,119.86           513,557.6880
Market Growth Strategy Fund                                    $      77,240,154.09         7,534,895.3120
Tax-Managed Market Growth Strategy Fund                        $      33,600,324.86         3,277,771.6460

     Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. With respect to Proposal 1, all Shareholders of a Trust's Funds, voting together, are being asked to elect three individuals to that Trust's Board of Trustees. With respect to Proposals 2, 3 and 4, Shareholders of each Fund will be voting separately and each Fund's votes will be counted separately for each Proposal (or an item for Proposal 4). If a Fund approves a Proposal (or an item for Proposal 4) while one or more Funds do not approve that Proposal (or an item for Proposal 4), the Proposal (or the item for Proposal 4) will be implemented only with respect to the Fund or Funds that have approved that Proposal (or that item for Proposal 4).

     In addition to the solicitation of proxies by mail, Trustees and officers of each Trust and officers and employees of SIMC, the Shareholder Servicing Agent for the Trusts, and certain third parties hired for such purpose, may solicit proxies in person, by Internet or by telephone. The Funds will bear the costs of the Meeting and costs of any solicitation in connection with the meeting. The Funds will use Georgeson Shareholder, third party solicitor, for solicitation of proxies. Georgeson Shareholder may solicit proxies in person, by Internet or by telephone. The Funds expect to pay approximately $409,000 to Georgeson Shareholder. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the Trusts' President at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

     Each Trust is organized as a Massachusetts business trust and is not required to hold annual shareholder meetings. The Meeting is being called in order to permit Shareholders to vote on: (i) the election of Trustees; (ii) a new "manager of managers" structure for certain Funds; (iii) the selection of a new investment adviser for certain Funds; and (iv) changes to certain investment policies and restrictions for certain Funds. The summary voting table below sets forth the action required of each Fund.

NO.                     PROPOSAL                                    FUND
---                     --------                                    ----
 1.       TO ELECT TRUSTEES FOR ALL TRUSTS            All Funds of each Trust;
                                                      Shareholders of each
                                                      Trust voting together with other
                                                      Shareholders of that Trust

NO.                     PROPOSAL                                    FUND
---                     --------                                    ----
 2.       TO APPROVE A "MANAGER OF MANAGERS"          Bond Index Fund of INDEX;
          STRUCTURE                                   Short-Duration Government,
                                                      Intermediate-Duration
                                                      Government, GNMA, and Corporate
                                                      Daily Income Funds of SDIT; and
                                                      California Tax Exempt, Tax Free,
                                                      Institutional Tax Free, and
                                                      Pennsylvania Tax Free Funds of
                                                      STET; Shareholders of each Fund
                                                      voting separately

 3.       TO APPROVE SIMC AS INVESTMENT ADVISER,      Bond Index Fund of INDEX;
          AND TO APPROVE AN INVESTMENT ADVISORY       Short-Duration Government,
          AGREEMENT WITH SIMC                         Intermediate-Duration
                                                      Government, GNMA, and Corporate
                                                      Daily Income Funds of SDIT; and
                                                      California Tax Exempt, Tax Free,
                                                      Institutional Tax Free, and
                                                      Pennsylvania Tax Free Funds of
                                                      STET; Shareholders of each Fund
                                                      voting separately

 4.       TO APPROVE ELIMINATING OR RECLASSIFYING     All Funds, except for the
          CERTAIN FUNDAMENTAL POLICIES AND            Treasury Securities Fund of SLAT
          RESTRICTIONS                                and the Money Market, Prime
                                                      Obligation, Government,
                                                      Treasury, and Treasury II Funds
                                                      of SDIT; Shareholders of each
                                                      Fund voting separately

     Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

     RELATIONSHIP BETWEEN PROPOSALS 2 AND 3. TO IMPLEMENT THE "MANAGER OF MANAGERS" STRUCTURE WITH SIMC SERVING AS EACH FUND'S "MANAGER OF MANAGERS," SHAREHOLDERS MUST APPROVE PROPOSALS 2 AND 3. NEITHER PROPOSAL WILL BE IMPLEMENTED WITH RESPECT TO A FUND IF SHAREHOLDERS OF THAT FUND DO NOT APPROVE BOTH PROPOSALS. IF SHAREHOLDERS OF A FUND DO NOT APPROVE BOTH PROPOSALS, THE TRUSTEES WILL CONSIDER AN ALTERNATE COURSE OF ACTION FOR THE FUND.

     IMPLEMENTATION OF THESE PROPOSALS WILL NOT RESULT IN INCREASED FUND FEES OR EXPENSES TO SHAREHOLDERS.

PROPOSAL 1.   TO ELECT TRUSTEES FOR ALL TRUSTS.

     Shareholders are being asked to elect Rosemarie B. Greco, Nina Lesavoy and James M. Williams (each a "Nominee" and, collectively, the "Nominees") as Trustees for each Trust. The Board of Trustees recommends that Shareholders elect the three Nominees to serve as Trustees, each to hold office until a successor is duly elected and qualified.

     Rosemarie B. Greco and Nina Lesavoy are currently members of the Board. Messes. Greco and Lesavoy were each appointed to the Board by the Board of Trustees on March 20, 2000 and September 17, 2003, respectively. Mr. James M. Williams was nominated by the Nominating Committee to the Board on June 17, 2004, based on a referral by one of the Trusts' Independent Trustees acting as a member of the Trusts' Nominating Committee, and appointed by the Board on August 10, 2004, subject to approval of his election by Shareholders, as required under the 1940 Act.

     Each Nominee has consented to being named in this Proxy Statement and to serving as Trustee if elected. The Trusts know of no reason why any Nominee would be unable or unwilling to serve as Trustee if elected.

     INFORMATION ABOUT CURRENT TRUSTEES AND NOMINEES FOR ELECTION AS TRUSTEES. The business and affairs of each Trust, including all of its Funds, are managed under the direction of its Board of Trustees. The table below provides basic information about each Nominee and each current Trustee. The fund complex is composed of all of the Funds and the portfolios of SEI Institutional Investments Trust (the "Fund Complex"). The mailing address for each Nominee and each Trustee, except for the mailing address for William M. Doran, is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The mailing address for Mr. Doran is 1701 Market Street, Philadelphia, Pennsylvania 19103.

                                                                                                 NUMBER OF
                                                                                                  FUNDS IN
                                    TERM OF                                                       THE FUND
                      POSITION     OFFICE AND           PRINCIPAL OCCUPATION DURING THE           COMPLEX
                      WITH THE      LENGTH OF               PAST FIVE YEARS AND OTHER              TO BE
NAME AND AGE           TRUSTS      TIME SERVED      DIRECTORSHIPS HELD BY TRUSTEE OR NOMINEE      OVERSEEN
------------         ----------  ---------------  --------------------------------------------   ---------
NOMINEES FOR INDEPENDENT TRUSTEES

Rosemarie B.         Trustee     No set term;     Director, Governor's Office of Health Care         68
Greco; 58                        served since     Reform, Commonwealth of Pennsylvania since
                                 2000.            2003. Founder and Principal, Grecoventures
                                                  Ltd. from 1999 to 2002. Interim President &
                                                  Chief Executive Officer, Private Industry
                                                  Council of Philadelphia, April 1998-August
                                                  1998. President, Corestates Financial Corp.,
                                                  1996-1997; Chief Executive Officer and
                                                  President, Corestates Bank, N.A., 1994-1997.
                                                  Director of Sunoco, Inc. and Exelon
                                                  Corporation, Trustee of Pennsylvania Real
                                                  Estate Investment Trust, SEI Asset
                                                  Allocation Trust, SEI Daily Income Trust,
                                                  SEI Institutional International Trust, SEI
                                                  Institutional Investments Trust, SEI
                                                  Institutional Managed Trust, SEI Index
                                                  Funds, SEI Liquid Asset Trust and SEI Tax
                                                  Exempt Trust.

                                                                                                 NUMBER OF
                                                                                                  FUNDS IN
                                    TERM OF                                                       THE FUND
                      POSITION     OFFICE AND           PRINCIPAL OCCUPATION DURING THE           COMPLEX
                      WITH THE      LENGTH OF               PAST FIVE YEARS AND OTHER              TO BE
NAME AND AGE           TRUSTS      TIME SERVED      DIRECTORSHIPS HELD BY TRUSTEE OR NOMINEE      OVERSEEN
------------         ----------  ---------------  --------------------------------------------   ---------
Nina Lesavoy;        Trustee     No set term;     Partner, Cue Capital since 2002. Head of           68
47                               served since     Sales, Investorforce, January 2000-December
                                 2003.            2001. Global Partner working for the CEO,
                                                  Invesco Capital, January 1998-January 2000.
                                                  Head of Sales and Client Services,
                                                  Chancellor Capital and later LGT Asset
                                                  Management, 1986-2000. Trustee of SEI
                                                  Absolute Return Master Fund, L.P., SEI
                                                  Opportunity Master Fund, L.P., SEI Absolute
                                                  Return Fund, L.P., SEI Opportunity Fund,
                                                  L.P., SEI Asset Allocation Trust, SEI Tax
                                                  Exempt Trust, SEI Daily Income Trust, SEI
                                                  Institutional Managed Trust, SEI Index
                                                  Funds, SEI Liquid Asset Trust, SEI
                                                  Institutional International Trust and SEI
                                                  Institutional Investments Trust.

James M.             Nominee     No set term.     Vice President and Chief Investment Officer,       68
Williams; 56                                      J. Paul Getty Trust, Non Profit Foundation
                                                  for Visual Arts, since December 2002.
                                                  President, Harbor Capital Investors and
                                                  Harbor Mutual Funds, 2000-2002. Manager,
                                                  Pension Asset Management, Ford Motor
                                                  Company, 1997-1999.

CURRENT INDEPENDENT TRUSTEES

F. Wendell           Trustee     No set term;     Retired. Trustee of SEI Asset Allocation           68
Gooch; 71                        served SDIT      Trust, SEI Daily Income Trust, SEI
                                 since 1982;      Institutional International Trust, SEI
                                 SAAT since       Institutional Investments Trust, SEI
                                 1995; INDEX      Institutional Managed Trust, SEI Index
                                 since 1985;      Funds, SEI Liquid Asset Trust, SEI Tax
                                 SIT since 1988;  Exempt Trust, STI Classic Funds and STI
                                 SIMT since       Classic Variable Trust.
                                 1986; SLAT
                                 since 1995;
                                 STET since
                                 1982.

                                                                                                 NUMBER OF
                                                                                                  FUNDS IN
                                    TERM OF                                                       THE FUND
                      POSITION     OFFICE AND           PRINCIPAL OCCUPATION DURING THE           COMPLEX
                      WITH THE      LENGTH OF               PAST FIVE YEARS AND OTHER              TO BE
NAME AND AGE           TRUSTS      TIME SERVED      DIRECTORSHIPS HELD BY TRUSTEE OR NOMINEE      OVERSEEN
------------         ----------  ---------------  --------------------------------------------   ---------
James M.             Trustee     No set term;     Attorney, Solo Practitioner since 1994.            68
Storey; 73                       served since     Partner, Dechert Price & Rhoads (law firm),
                                 1995.            September 1987-December 1993. Director of
                                                  U.S. Charitable Gift Trust. Trustee of The
                                                  Advisors' Inner Circle Fund, The Advisors'
                                                  Inner Circle Fund II, Expedition Funds, The
                                                  MDL Funds, Massachusetts Health and
                                                  Education Tax-Exempt Trust, SEI Asset
                                                  Allocation Trust, SEI Daily Income Trust,
                                                  SEI Institutional International Trust, SEI
                                                  Institutional Investments Trust, SEI
                                                  Institutional Managed Trust, SEI Index
                                                  Funds, SEI Liquid Asset Trust and SEI Tax
                                                  Exempt Trust.

George J.            Trustee     No set term;     Self-employed Consultant, Newfound                 68
Sullivan, Jr.; 61                                 served since     Consultants Inc. since April
                                 1996.            1997. Trustee of State Street Navigator
                                                  Securities Lending Trust, The Advisors' Inner
                                                  Circle Fund, The Advisors' Inner Circle Fund II,
                                                  Expedition Funds, The MDL Funds, SEI Absolute
                                                  Return Master Fund, L.P., SEI Opportunity Master
                                                  Fund, L.P., SEI Absolute Return Fund, L.P.,
                                                  SEI Opportunity Fund, L.P., SEI Asset
                                                  Allocation Trust, SEI Daily Income Trust,
                                                  SEI Institutional International Trust, SEI
                                                  Institutional Investments Trust, SEI
                                                  Institutional Managed Trust, SEI Index
                                                  Funds, SEI Liquid Asset Trust and SEI Tax
                                                  Exempt Trust.

                                                                                                 NUMBER OF
                                                                                                  FUNDS IN
                                    TERM OF                                                       THE FUND
                      POSITION     OFFICE AND           PRINCIPAL OCCUPATION DURING THE           COMPLEX
                      WITH THE      LENGTH OF               PAST FIVE YEARS AND OTHER              TO BE
NAME AND AGE           TRUSTS      TIME SERVED      DIRECTORSHIPS HELD BY TRUSTEE OR NOMINEE      OVERSEEN
------------         ----------  ---------------  --------------------------------------------   ---------
CURRENT INTERESTED TRUSTEES

William M.           Trustee     No set term;     Self-employed Consultant. Partner, Morgan,         68
Doran; 64                        served SDIT      Lewis & Bockius LLP (law firm) from 1976 to
                                 since 1982;      2003, counsel to the Trusts, SEI Investments
                                 SAAT since       Company, SIMC, SEI Investments Fund
                                 1995; INDEX      Management and SEI Investments Distribution
                                 since 1985; SIT  Co. Director of SEI Investments Company
                                 since 1988;      since 1974; Secretary of SEI Investments
                                 SIMT since       Company since 1978. Director of SEI
                                 1986; SLAT       Investments Distribution Co. since 2003.
                                 since 1995;      Trustee of The Advisors' Inner Circle Fund,
                                 STET since       The Advisors' Inner Circle Fund II,
                                 1982.            Expedition Funds, The MDL Funds, SEI Asset
                                                  Allocation Trust, SEI Daily Income Trust,
                                                  SEI Institutional International Trust, SEI
                                                  Institutional Investments Trust, SEI
                                                  Institutional Managed Trust, SEI Index
                                                  Funds, SEI Liquid Asset Trust and SEI Tax
                                                  Exempt Trust.

Robert A.            Chairman    No set term;     Currently performs various services on             68
Nesher; 58           of the      served SDIT      behalf of SEI Investments Company for which
                     Board of    since 1982;      Mr. Nesher is compensated. Executive Vice
                     Trustees    SAAT since       President of SEI Investments Company,
                                 1995; INDEX      1986-1994. Director and Executive Vice
                                 since 1985;      President of SIMC, SEI Investments Fund
                                 SIT since        Management and SEI Investments Distribution
                                 1988; SIMT       Co., 1981-1994. Trustee of The Advisors'
                                 since 1986;      Inner Circle Fund, The Advisors' Inner Circle
                                 SLAT since       Fund II, Bishop Street Funds, Expedition
                                 1995; STET       Funds, The MDL Funds, SEI Global Master Fund,
                                 since 1982.      plc, SEI Global Assets Fund, plc, SEI Global
                                                  Investments Fund, plc, SEI Investments Global,
                                                  Limited, SEI Absolute Return Master Fund,
                                                  L.P., SEI Opportunity Master Fund, L.P., SEI
                                                  Absolute Return Fund, L.P., SEI Opportunity
                                                  Fund, L.P., SEI Asset Allocation Trust, SEI
                                                  Daily Income Trust, SEI Institutional
                                                  International Trust, SEI Institutional
                                                  Investments Trust, SEI Institutional Managed
                                                  Trust, SEI Index Funds, SEI Liquid Asset Trust
                                                  and SEI Tax Exempt Trust.

     Messrs. Nesher and Doran are Trustees who may be deemed to be "interested persons" of the Funds, as that term is defined in the 1940 Act ("Interested Trustees"), by virtue of their relationship with SIMC, which serves as investment adviser to certain Funds, and SEI Investments Distribution Co. ("SIDCo."), the Funds' distributor. In addition, Mr. Doran and Mr. Nesher own securities of SEI Investments Company, the parent company of SIMC and SIDCo.

     MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES. The chart below provides information about the number of Board meetings held during each Trust's most recently completed fiscal year and which Board members attended such meetings.

                                     NUMBER OF BOARD MEETINGS
                                           HELD DURING                            TRUSTEES WHO
TRUST AND FISCAL YEAR                 MOST RECENT FISCAL YEAR                 ATTENDED THE MEETING
---------------------                ------------------------    ----------------------------------------------
SEI Liquid Asset Trust                           9               The Trustees attended all meetings, except for
June 30, 2004                                                    Mr. Gooch and Ms. Greco, who were each absent
                                                                 from one meeting.

SEI Tax Exempt Trust                             8               The Trustees attended all meetings, except for
August 31, 2003                                                  Mr. Gooch and Ms. Greco, who were each absent
                                                                 from one meeting.

SEI Daily Income Trust                           9               The Trustees attended all meetings, except for
January 31, 2004                                                 Mr. Gooch and Ms. Greco, who were each absent
                                                                 from one meeting.

SEI Index Funds                                  9               The Trustees attended all meetings, except for
March 31, 2004                                                   Mr. Gooch and Ms. Greco, who were each absent
                                                                 from one meeting.

SEI Institutional Managed Trust                  9               The Trustees attended all meetings, except for
September 30, 2003                                               Mr. Gooch and Ms. Greco, who were each absent
                                                                 from one meeting.

SEI Institutional International Trust            9               The Trustees attended all meetings, except for
September 30, 2003                                               Mr. Gooch and Ms. Greco, who were each absent
                                                                 from one meeting.

SEI Asset Allocation Trust                       9               The Trustees attended all meetings, except for
March 31, 2004                                                   Mr. Gooch and Ms. Greco, who were each absent
                                                                 from one meeting.

     The Trusts do not have a policy with respect to the Trustees' attendance at meetings, but as a matter of practice all of the Trustees attend each Trust's Board meetings (in-person or by telephone) to the extent possible.

     Each Trust has a standing Audit Committee currently consisting of Messrs. Gooch, Storey and Sullivan, and Messes. Greco and Lesavoy, each of whom is not an "interested person" as such term is defined in the 1940 Act (collectively, the "Independent Trustees"). The Audit Committee assists the Trustees in their oversight of the Trusts' financial reporting. The chart below provides information about the number of Audit Committee meetings held during each Trust's most recently completed fiscal year and which Audit Committee members attended such meetings.

                                     NUMBER OF AUDIT COMMITTEE
                                     MEETINGS HELD DURING MOST          AUDIT COMMITTEE MEMBERS WHO
TRUST AND FISCAL YEAR                   RECENT FISCAL YEAR                 ATTENDED THE MEETING
---------------------                -------------------------   -----------------------------------------
SEI Liquid Asset Trust                           4               The Audit Committee members attended all
June 30, 2004                                                    meetings.

SEI Tax Exempt Trust                             4               The Audit Committee members attended all
August 31, 2003                                                  meetings, except for Mr. Gooch, who was
                                                                 absent from one meeting.

SEI Daily Income Trust                           4               The Audit Committee members attended all
January 31, 2004                                                 meetings, except for Mr. Storey, who was
                                                                 absent from one meeting.

SEI Index Funds                                  4               The Audit Committee members attended all
March 31, 2004                                                   meetings, except for Mr. Storey, who was
                                                                 absent from one meeting.

SEI Institutional Managed Trust                  4               The Audit Committee members attended all
September 30, 2003                                               meetings except for Mr. Gooch, who was
                                                                 absent from one meeting.

SEI Institutional International Trust            4               The Audit Committee members attended all
September 30, 2003                                               meetings except for Mr. Gooch, who was
                                                                 absent from one meeting.

SEI Asset Allocation Trust                       5               The Audit Committee members attended all
March 31, 2004                                                   meetings, except for Mr. Storey, who was
                                                                 absent from one meeting.

     Each Trust has a standing Nominating Committee currently consisting of the Independent Trustees. The Nominating Committee is responsible for evaluating and recommending nominees for election to the Board. The Nominating Committee meets as necessary and the chart below provides information about the number of Nominating Committee meetings held during each Trust's most recently completed fiscal year.

                                                                 NUMBER OF NOMINATING COMMITTEE
                                                                   MEETINGS HELD DURING MOST
TRUST AND FISCAL YEAR                                                  RECENT FISCAL YEAR
---------------------                                            ------------------------------
SEI Liquid Asset Trust                                                          2
June 30, 2004

SEI Tax Exempt Trust                                                            1
August 31, 2003

SEI Daily Income Trust                                                          1
January 31, 2004

SEI Index Funds                                                                 2
March 31, 2004

SEI Institutional Managed Trust                                                 1
September 30, 2003

                                                                 NUMBER OF NOMINATING COMMITTEE
                                                                   MEETINGS HELD DURING MOST
TRUST AND FISCAL YEAR                                                  RECENT FISCAL YEAR
---------------------                                            ------------------------------
SEI Institutional International Trust                                           1
September 30, 2003

SEI Asset Allocation Trust                                                      2
March 31, 2004

     The Nominating Committee has adopted a charter, a copy of which is attached hereto as Exhibit A. It is the Nominating Committee's policy to review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Nominating Committee at the applicable Trust's office. As of the date of this Proxy Statement, the Nominating Committee has not adopted specific minimum qualifications that the Committee believes a candidate must meet before being considered for Board membership.

     Each Trust has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of that Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serve as the Board's delegates on the Fair Value Pricing Committee. Each Trust's Fair Value Pricing Committee meets as necessary and held the following number of meetings during each Trust's most recently completed fiscal year.

                                                             NUMBER OF FAIR VALUE PRICING COMMITTEE
                                                                   MEETINGS HELD DURING MOST
TRUST AND FISCAL YEAR                                                  RECENT FISCAL YEAR
---------------------                                        --------------------------------------
SEI Liquid Asset Trust                                                        None
June 30, 2004

SEI Tax Exempt Trust                                                          None
August 31, 2003

SEI Daily Income Trust                                                        None
January 31, 2004

SEI Index Funds                                                                 3
March 31, 2004

SEI Institutional Managed Trust                                                20
September 30, 2003

SEI Institutional International Trust                                          11
September 30, 2003

SEI Asset Allocation Trust                                                    None
March 31, 2004

     The Trusts do not have a standing compensation committee or any committee performing similar functions.

     COMPENSATION OF THE TRUSTEES, OFFICERS AND OTHERS. The Interested Trustees and officers of the Trusts do not receive compensation from the Trusts. The chart below provides information about the total compensation accrued and payable to the Independent Trustees by each Trust and the Fund Complex for each Trust's most recently completed fiscal year.

                                                     PENSION OR
                                                     RETIREMENT            ESTIMATED              TOTAL
                                  TOTAL            BENEFITS ACCRUED         ANNUAL             COMPENSATION
NAME OF                        COMPENSATION           AS PART OF         BENEFITS UPON             FROM
INDEPENDENT TRUSTEE             FROM TRUST           FUND EXPENSES         RETIREMENT          FUND COMPLEX
-------------------            ------------        ----------------      -------------         ------------
SEI LIQUID ASSET TRUST - FISCAL YEAR ENDED JUNE 30, 2004
F. Wendell Gooch                 $  4,755                 N/A                  N/A              $  133,000
James M. Storey                  $  4,755                 N/A                  N/A              $  133,000
George J. Sullivan, Jr.          $  4,755                 N/A                  N/A              $  133,000
Rosemarie B. Greco               $  4,755                 N/A                  N/A              $  133,000
Nina Lesavoy                     $  4,755                 N/A                  N/A              $  133,000

SEI TAX EXEMPT TRUST - FISCAL YEAR ENDED AUGUST 31, 2003
F. Wendell Gooch                 $ 18,391                 N/A                  N/A              $  133,000
James M. Storey                  $ 18,391                 N/A                  N/A              $  133,000
George J. Sullivan, Jr.          $ 18,391                 N/A                  N/A              $  133,000
Rosemarie B. Greco               $ 18,391                 N/A                  N/A              $  133,000
Nina Lesavoy                        N/A                   N/A                  N/A                  N/A

SEI DAILY INCOME TRUST - FISCAL YEAR ENDED JANUARY 31, 2004
F. Wendell Gooch                 $ 14,707                 N/A                  N/A              $  133,000
James M. Storey                  $ 14,707                 N/A                  N/A              $  133,000
George J. Sullivan, Jr.          $ 14,707                 N/A                  N/A              $  133,000
Rosemarie B. Greco               $ 14,707                 N/A                  N/A              $  133,000
Nina Lesavoy                     $  7,831                 N/A                  N/A              $   66,500

SEI INDEX FUNDS - FISCAL YEAR ENDED MARCH 31, 2004
F. Wendell Gooch                 $  4,114                 N/A                  N/A              $  133,000
James M. Storey                  $  4,114                 N/A                  N/A              $  133,000
George J. Sullivan, Jr.          $  4,114                 N/A                  N/A              $  133,000
Rosemarie B. Greco               $  4,114                 N/A                  N/A              $  133,000
Nina Lesavoy                     $  3,143                 N/A                  N/A              $   99,750

                                                     PENSION OR
                                                     RETIREMENT            ESTIMATED              TOTAL
                                  TOTAL            BENEFITS ACCRUED         ANNUAL             COMPENSATION
NAME OF                        COMPENSATION           AS PART OF         BENEFITS UPON             FROM
INDEPENDENT TRUSTEE             FROM TRUST           FUND EXPENSES         RETIREMENT          FUND COMPLEX
-------------------            ------------        ----------------      -------------         ------------
SEI ASSET ALLOCATION TRUST - FISCAL YEAR ENDED MARCH 31, 2004
F. Wendell Gooch                 $ 13,888                 N/A                  N/A              $  133,000
James M. Storey                  $ 13,888                 N/A                  N/A              $  133,000
George J. Sullivan, Jr.          $ 13,888                 N/A                  N/A              $  133,000
Rosemarie B. Greco               $ 13,888                 N/A                  N/A              $  133,000
Nina Lesavoy                     $ 11,478                 N/A                  N/A              $   99,750

SEI INSTITUTIONAL MANAGED TRUST - FISCAL YEAR ENDED SEPTEMBER 30, 2003
F. Wendell Gooch                 $ 33,250                 N/A                  N/A              $  133,000
James M. Storey                  $ 33,250                 N/A                  N/A              $  133,000
George J. Sullivan, Jr.          $ 33,250                 N/A                  N/A              $  133,000
Rosemarie B. Greco               $ 33,250                 N/A                  N/A              $  133,000
Nina Lesavoy                     $  6,979                 N/A                  N/A              $   33,250

SEI INSTITUTIONAL INTERNATIONAL TRUST - FISCAL YEAR ENDED SEPTEMBER 30, 2003
F. Wendell Gooch                 $ 12,578                 N/A                  N/A              $  133,000
James M. Storey                  $ 12,578                 N/A                  N/A              $  133,000
George J. Sullivan, Jr.          $ 12,578                 N/A                  N/A              $  133,000
Rosemarie B. Greco               $ 12,578                 N/A                  N/A              $  133,000
Nina Lesavoy                     $  3,668                 N/A                  N/A              $   33,250

     OWNERSHIP OF FUND SECURITIES. The table below shows the dollar range of equity securities beneficially owned by each Nominee or Trustee as of June 30, 2004.

                                                          AGGREGATE DOLLAR RANGE OF
                                                        EQUITY SECURITIES IN ALL FUNDS
NAME OF TRUSTEE         DOLLAR RANGE OF EQUITY          OVERSEEN BY TRUSTEE OR NOMINEE
OR NOMINEE             SECURITIES FOR EACH FUND              IN THE FUND COMPLEX
---------------     -------------------------------     ------------------------------
Mr. Nesher          Over $100,000 (each of                      Over $100,000
                    SIMT Core Fixed Income Fund,
                    SIMT Large Cap Growth Fund
                    and SIMT Large Cap Value Fund)
                    $1-$10,000 (SIMT Small Cap
                    Growth Fund)

                                                          AGGREGATE DOLLAR RANGE OF
                                                        EQUITY SECURITIES IN ALL FUNDS
NAME OF TRUSTEE         DOLLAR RANGE OF EQUITY          OVERSEEN BY TRUSTEE OR NOMINEE
OR NOMINEE             SECURITIES FOR EACH FUND              IN THE FUND COMPLEX
---------------     -------------------------------     ------------------------------
Mr. Doran           $10,001-$50,000 (SLAT Prime                 Over $100,000
                    Obligation Fund)
                    Over $100,000 (each of
                    SIMT Small Cap Value Fund,
                    SIMT Small Cap Growth Fund,
                    SIMT Large Cap Value Fund and
                    SIMT Large Cap Growth Fund)
Mr. Gooch           Over $100,000 (each of SIMT                 Over $100,000
                    Small Cap Growth Fund and
                    SDIT Prime Obligation Fund)
                    $10,001-$50,000 (SIT
                    International Equity Fund)
Mr. Storey          None                                        None
Mr. Sullivan        None                                        None
Ms. Greco           None                                        None
Ms. Lesavoy         None                                        None
Mr. Williams        None                                        None

     VOTING REQUIREMENTS FOR PROPOSAL 1. With respect to SIMT, STET, SLAT, INDEX, SDIT and SIT, approval of each Nominee listed under Proposal 1 as a Trustee of the Trust requires a plurality of the Trust's shares voted. With respect to SAAT, approval of each Nominee listed under Proposal 1 as a Trustee of the Trust requires a majority vote of the Trust's shares represented at the meeting in person or by proxy ("majority vote of the Trust's shares represented").

                THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR"
                        EACH OF THE NOMINEES LISTED UNDER PROPOSAL 1.

PROPOSAL 2.   TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE FOR: THE BOND INDEX
              FUND OF INDEX; THE SHORT-DURATION GOVERNMENT,
              INTERMEDIATE-DURATION GOVERNMENT, GNMA, AND CORPORATE DAILY INCOME
              FUNDS OF SDIT; AND THE CALIFORNIA TAX EXEMPT, TAX FREE,
              INSTITUTIONAL TAX FREE, AND PENNSYLVANIA TAX FREE FUNDS OF STET.

     The Board of Trustees recommends that Shareholders approve a "manager of managers" structure for the Bond Index Fund of INDEX; the Short-Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SDIT; and the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of STET, as described below.

     SEC EXEMPTIVE ORDER AND SHAREHOLDER APPROVAL. Proposal 2 seeks Shareholder approval to implement a "manager of managers" structure for each Fund. Under this structure, each Fund will have an investment adviser and one or more sub-advisers. The Board of Trustees will be permitted to approve or terminate investment sub-advisers, based on the recommendation of SIMC as investment adviser, WITHOUT shareholder approval. Normally, shareholders of a mutual fund must approve investment advisory agreements for the mutual fund. To operate a "manager of managers" structure efficiently, however, the Trusts have obtained an exemption from the U.S. Securities and Exchange Commission ("SEC") from the shareholder approval requirements, subject to certain conditions. One condition of the SEC exemption order is that, before a Fund relies on the exemption and implements a "manager of managers" structure, the Fund's shareholders must approve the "manager of managers" structure. All of the other Funds in the SEI Funds family have implemented this "manager of managers" structure, and SIMC currently serves as investment adviser and "manager of managers" for those Funds.

     DESCRIPTION OF THE PROPOSED "MANAGER OF MANAGERS" STRUCTURE. Under the proposed "manager of managers" structure, each Fund will be operated in a manner that is different from many other mutual funds. Most mutual funds operate under a structure in which a single entity, the fund's adviser, provides investment advisory services to the fund. Typically, the fund pays an advisory fee to the fund's adviser and the adviser, in turn, compensates the adviser's portfolio managers who make specific securities selections for the fund. In contrast, under the "manager of managers" structure, a Fund will pay SIMC an advisory fee and SIMC, in turn, will hire sub-advisers to provide day-to-day investment advisory services to the Fund. Under this structure, shareholders will have the benefit of SIMC's expertise in selecting and monitoring investment sub-advisers. SIMC will continuously monitor the performance of the sub-advisers and may from time to time recommend that the Board of Trustees replace one or more sub-advisers or appoint additional sub-advisers, depending on SIMC's assessment of what combination of sub-advisers it believes would optimize a Fund's chances of achieving its investment objective. The Board would be able to approve the addition or termination of sub-advisers without shareholder approval.

     Any proposal to add or replace sub-advisers would be reviewed as follows. First, SIMC would assess a Fund's needs and, if it believed additional or replacement sub-advisers could benefit the Fund, would systematically search the relevant universe of available investment sub-advisers. Second, any recommendations made by SIMC would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not parties to the investment sub-advisory agreement or "interested persons," as defined under the 1940 Act, of any party to the investment sub-advisory agreement. Finally, any selections of additional or replacement sub-advisers would have to comply with conditions contained in the SEC exemption.

     The proposed "manager of managers" structure is intended to afford the Funds increased management flexibility. With the "manager of managers" structure, the Trustees will not be required to call a shareholder meeting each time a new sub-adviser is approved and A FUND WILL NOT INCUR THE CONSIDERABLE EXPENSE OF HOLDING SHAREHOLDER MEETINGS TO APPROVE SUB-ADVISERS.

     TRUSTEES' CONSIDERATIONS. In unanimously approving the "manager of managers" structure for the Funds and in recommending that Shareholders also approve this structure, the Trustees reviewed SIMC's expertise as a "manager of managers," including SIMC's experience in serving as "manager of managers" for the other Funds in the SEI Funds family. In addition, the Trustees considered the flexibility the Funds will have under a "manager of managers" structure to implement sub-adviser changes, without shareholder approval and without the Funds incurring the considerable costs of obtaining shareholder approval, when the Board determines that such changes are advisable.

     VOTING REQUIREMENTS FOR PROPOSAL 2. Approval of Proposal 2 with respect to a Fund requires the favorable vote of a majority of outstanding voting shares of that Fund as defined by the 1940 Act.

     RELATIONSHIP BETWEEN PROPOSALS 2 AND 3. To implement the "manager of managers" structure with SIMC serving as each Fund's "manager of managers," Shareholders must approve Proposals 2 and 3. Neither Proposal will be implemented with respect to a Fund if Shareholders of that Fund do not approve both Proposals. If Shareholders of a Fund do not approve both Proposals, the Trustees will consider an alternate course of action for the Fund.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

PROPOSAL 3.   TO APPROVE SIMC AS INVESTMENT ADVISER FOR: THE BOND INDEX FUND OF
              INDEX; THE SHORT-DURATION GOVERNMENT, INTERMEDIATE-DURATION
              GOVERNMENT, GNMA, AND CORPORATE DAILY INCOME FUNDS OF SDIT; AND
              THE CALIFORNIA TAX EXEMPT, TAX FREE, INSTITUTIONAL TAX FREE, AND
              PENNSYLVANIA TAX FREE FUNDS OF STET; AND TO APPROVE AN INVESTMENT
              ADVISORY AGREEMENT WITH SIMC AND THESE FUNDS.

     The Board of Trustees recommends that Shareholders approve SIMC as the investment adviser of the Bond Index Fund of INDEX; the Short-Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SDIT; and the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of STET, and approve the investment advisory agreements (each an "Investment Advisory Agreement" and, collectively, the "Investment Advisory Agreements") between the Trusts and SIMC relating to these Funds (which are attached as Exhibits B, C and D to this Proxy Statement). The description of the Investment Advisory Agreements in this Proxy Statement is qualified in its entirety by reference to Exhibits B, C and D. The Trustees, including all of the Trustees who are not parties to the Investment Advisory Agreements or "interested persons," as defined under the 1940 Act, of any party to the Investment Advisory Agreements, unanimously approved SIMC as investment adviser for each Fund and the Investment Advisory Agreements with respect to each Fund at a meeting held on June 17, 2004.

     CURRENT INVESTMENT ADVISORY ARRANGEMENTS. Standish Mellon Asset Management Company LLC ("Standish Mellon"), located at One Mellon Center, Pittsburgh, Pennsylvania 15238, serves as investment adviser to the Bond Index Fund of INDEX pursuant to an investment advisory agreement with INDEX dated October 2, 1995. Wellington Management Company, LLP ("Wellington Management"), located at 75 State Street, Boston, Massachusetts 02109, serves as investment adviser to the Short-Duration Government, Intermediate-Duration Government and GNMA Funds of SDIT, and the Corporate Daily Income Fund of SDIT pursuant to investment advisory agreements with SDIT dated December 15, 1986 and August 4, 1993, respectively. Weiss Peck and Greer Investments ("WPG"), located at One New York Plaza, New York, New York 10004, serves as investment adviser to the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of STET pursuant to an investment advisory agreement with STET dated December 31, 1995. The current investment advisory agreements are collectively referred to as the "Previous Advisory Agreements."

     The chart below provides information about the advisory fees that the Bond Index Fund of INDEX, the Short-Duration Government, Intermediate-Duration Government, GNMA and Corporate Daily Income Funds of SDIT, and the California Tax Exempt, Tax Free, Institutional Tax Free and Pennsylvania Tax Free Funds of STET paid to Standish Mellon, Wellington Management and WPG, respectively, for each Fund's most recently completed fiscal year.

                                                                                ADVISORY FEES PAID
FUND                                                      FISCAL YEAR END     (AFTER ANY FEE WAIVERS)
----                                                     ----------------     -----------------------
INDEX Bond Index Fund                                      March 31, 2004            $  57,489
SDIT Short-Duration Government Fund                      January 31, 2004            $ 268,000
SDIT Intermediate-Duration Government Fund               January 31, 2004            $ 147,000
SDIT GNMA Fund                                           January 31, 2004            $ 295,000
SDIT Corporate Daily Income Fund                         January 31, 2004            $ 218,000
STET California Tax Exempt Fund                           August 31, 2003            $  11,000
STET Tax Free Fund                                        August 31, 2003            $ 343,000
STET Institutional Tax Free Fund                          August 31, 2003            $ 529,000
STET Pennsylvania Tax Free Fund                           August 31, 2003            $  19,000

     NEW INVESTMENT ADVISORY AGREEMENTS. At a meeting of the Board of Trustees held on June 17, 2004, and subject to approval by Shareholders of the respective Funds, the Trustees approved SIMC as investment adviser to the Bond Index Fund of INDEX; the Short-Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SDIT; and the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of STET, and those Funds' current advisers, Standish Mellon, Wellington Management and WPG, as sub-advisers to the Funds, based upon the Board's determination that the selection of SIMC to provide the investment advisory and "manager of managers" services as described herein will better optimize each Fund's chances of achieving its investment objective.

     Other than the identity of the investment adviser and provisions concerning the "manager of managers" structure, there are no material differences between the Investment Advisory Agreements and the Previous Advisory Agreements. For example, the advisory fees are identical, and the standards of care and limitations of liability are the same, except as noted below.

     SIMC'S DUTIES UNDER THE INVESTMENT ADVISORY AGREEMENTS. Under the Investment Advisory Agreements, SIMC will serve as investment adviser and "manager of managers" to each Fund. SIMC will provide its proprietary investment adviser selection, monitoring, and asset allocation services to the Funds. Subject to Board approval (but not shareholder approval), SIMC, in turn, will enter into investment sub-advisory agreements with one or more sub-advisers who will make specific investment decisions with respect to the assets (or a portion of the assets) of each Fund. Under the Investment Advisory Agreements, SIMC will also continuously review and supervise each Fund's investment program. Subject to Board approval, SIMC in the future may provide specific portfolio security advice with respect to all or some portion of a Fund's assets, but SIMC does not currently expect to request such approval.

     SIMC will perform internal due diligence on prospective sub-advisers for each Fund and monitor sub-adviser performance using its proprietary investment adviser selection and monitoring process. SIMC will be responsible for communicating performance targets and evaluations to sub-advisers, supervising each sub-adviser's compliance with a Fund's investment objective and policies, authorizing sub-advisers to engage in certain investment techniques for a Fund, and recommending to the Board of Trustees whether investment sub-advisory agreements should be renewed, modified or terminated. SIMC also will recommend to the Board of Trustees the addition of new sub-advisers, as it deems appropriate.

     SUB-ADVISORY SERVICES UNDER THE "MANAGER OF MANAGERS" STRUCTURE. As discussed above, at the June 17, 2004 meeting, the Board of Trustees approved the Funds' current advisers, Standish Mellon, Wellington Management and WPG, as the investment sub-adviser to each respective Fund, subject to shareholder approval of the "manager of managers" structure described in this Proxy Statement. If Shareholders approve this structure, Standish Mellon, Wellington Management and WPG will serve as sub-advisers to each respective Fund under a sub-advisory agreement between Standish Mellon, Wellington Management and WPG and SIMC, respectively. As sub-advisers to the Funds, Standish Mellon, Wellington Management and WPG will be responsible for the day-to-day investment management of all or a discrete portion of their respective Funds' assets allocated to it by SIMC. Standish Mellon, Wellington Management and WPG will be authorized to make investment decisions for their respective Funds and place orders on each Fund's behalf to effect those investment decisions. As the "manager of managers" of each Fund, SIMC will oversee Standish Mellon, Wellington Management and WPG to ensure compliance with each Fund's investment objective and guidelines, and will monitor their adherence to each Fund's investment style. Shortly after Standish Mellon, Wellington Management and WPG begin acting as sub-advisers under this structure, each Fund will provide shareholders with information about Standish Mellon, Wellington Management and WPG and their investment sub-advisory agreements with SIMC.

     COMPENSATION. For its services as investment adviser and "manager of managers" of each Fund, SIMC will receive a fee from the Funds. The chart below provides information about the fees that each Fund will pay under each Investment Advisory Agreement. These are the same contractual fees that were paid to the previous advisers. SIMC will pay any sub-advisers out of the investment advisory fee it receives. The Funds are not responsible for paying the sub-advisers' advisory fees.

                   FUND                                         CONTRACTUAL FEE
                   ----                                         ---------------
INDEX Bond Index Fund                          0.07%

SDIT Short-Duration Government Fund            0.10% up to $500 million; 0.075% between $500
SDIT Intermediate-Duration Government Fund     million and $1 billion; and 0.05% over $1
SDIT GNMA Fund                                 billion, based on the combined assets of the
                                               Intermediate-Duration Government, Short-Duration
                                               Government, and GNMA Funds

SDIT Corporate Daily Income Fund               0.10% up to $500 million; 0.075% between $500
                                               million and $1 billion; and 0.05% over $1
                                               billion, based on the combined assets of the
                                               Corporate Daily Income and Treasury Securities
                                               Daily Income Funds

STET California Tax Exempt Fund                0.05% up to $500 million; 0.04% next $500
STET Tax Free Fund                             million; 0.03% over $1 billion, calculated by
STET Institutional Tax Free Fund               aggregating the assets of the California Tax
STET Pennsylvania Tax Free Fund                Exempt, Tax Free, Institutional Tax Free and
                                               Pennsylvania Tax Free Funds and applying this
                                               fee schedule and then allocating the fee to each
                                               of these Funds based upon their relative net
                                               assets

     SIMC and its affiliates that are service providers to the Funds have voluntarily agreed to waive fees to keep the Funds' total expense ratios at specified levels. These voluntary fee waivers may be discontinued at any time; however, SIMC and its affiliates have no current intention to discontinue these voluntary fee waivers.

     DURATION AND TERMINATION. Unless terminated earlier, each Investment Advisory Agreement will continue in effect as to a Fund for an initial two year term, and will continue thereafter for periods of one year for so long as such continuance is specifically approved at least annually as required by the 1940 Act.

     Each Investment Advisory Agreement will terminate automatically in the event of its assignment. In addition, each Investment Advisory Agreement may be terminated at any time without penalty by the Trustees or by a vote of a majority of the outstanding shares of a Fund on not less than 30 days' nor more than 60 days' written notice to SIMC. In addition, each Investment Advisory Agreement is terminable by SIMC upon 90 days' written notice to the Trust. The duration and termination provisions of the Investment Advisory Agreements are identical to the duration and termination provisions of the Previous Advisory Agreements.

     LIMITATION OF LIABILITY. SIMC will discharge its responsibilities under the Investment Advisory Agreements subject to the general supervision of, and any policies set by, the Board of Trustees. Under the Investment Advisory Agreements, SIMC is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the Investment Advisory Agreements (except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard by SIMC of its obligations or duties under the Investment Advisory Agreements, except as may otherwise be provided under provisions of applicable state and Federal law to the extent such provisions cannot be waived or modified by the Investment Advisory Agreements). The limitation of liability provisions of the Investment Advisory Agreements are identical to the limitation of liability provisions of the Previous Advisory Agreements with the exception of the Previous Advisory Agreement for the Short-Duration Government, Intermediate-Duration Government and GNMA Funds of SDIT, which provides that no provision of the Agreement shall be deemed to protect Wellington Management against any liability to SDIT or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in performance of its duties or the reckless disregard of its obligations under the agreement.

     DESCRIPTION OF THE INVESTMENT ADVISER. SIMC is a wholly-owned subsidiary of SEI Investments Company ("SEI"), a financial services company located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers, and insurance companies. SIMC, and its predecessor, began managing as a "manager of managers" in 1995 and has significant experience providing advice to investors regarding the selection and evaluation of investment advisers. As of June 30, 2004, SIMC acted in a similar "manager of managers" role with respect to $59.7 billion of client assets.

     Listed below are the names and principal occupations of each director and the executive officers of SIMC. The principal business address of each director and the executive officers, as it relates to their duties at SIMC, is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

NAME                          TITLE
----                          -----
Edward D. Loughlin            Director & President
Carl A. Guarino               Director & Executive Vice President
Robert Crudup                 Senior Vice President
Wayne Withrow                 Senior Vice President
Timothy D. Barto              General Counsel, Vice President & Secretary
Lydia A. Gavalis              Vice President & Assistant Secretary
Christine McCullough          Vice President & Assistant Secretary
Richard A. Deak               Vice President & Assistant Secretary
John C. Munch                 Assistant Secretary
William E. Zitelli, Jr.       Assistant Secretary
Rosanne Miller                Assistant Secretary
Lori L. White                 Assistant Secretary
Thomas D. Jones               Chief Compliance Officer & Assistant Secretary
David Campbell                Vice President
Vincent Chu                   Vice President
Jim Combs                     Vice President
Karl Dasher                   Vice President & Chief Investment Officer
Scott W. Dellorfano           Vice President
Michael Cagina                Vice President
Greg Gettinger                Vice President
Kathy Heilig                  Vice President & Treasurer
Lori Heinel                   Vice President
Paul Klauder                  Vice President
Jack May                      Vice President
Carolyn McLaurin              Vice President
James V. Morris               Vice President
Stephen Onofrio               Vice President
Alison Saunders               Vice President

NAME                          TITLE
----                          -----
Brandon Sharrett              Vice President
Frank Sidoti                  Vice President
Kathryn L. Stanton            Vice President
Raymond B. Webster            Vice President

     Listed below are the names of each officer of the Funds who is an officer or employee of SIMC.

NAME                                   POSITION WITH FUND                       POSITION WITH SIMC
----                          ------------------------------------     -------------------------------------
Edward D. Loughlin            President & Chief Executive Officer      Director & President
Timothy D. Barto              Vice President & Secretary               General Counsel, Vice President &
                                                                         Secretary
Lydia A. Gavalis              Vice President & Assistant Secretary     Vice President & Assistant Secretary
Christine M. McCullough       Vice President & Assistant Secretary     Vice President & Assistant Secretary
William E. Zitelli, Jr.       Vice President & Assistant Secretary     Assistant Secretary
Thomas D. Jones               Chief Compliance Officer                 Chief Compliance Officer & Assistant
                                                                         Secretary
John J. McCue                 Vice President                           Director of Portfolio Implementations
                                                                         & Managing Director of Money Market
                                                                         Investments

     OTHER FUNDS WITH SIMILAR INVESTMENT OBJECTIVES. SIMC serves as investment adviser and "manager of managers" to the following fund that has investment objectives similar to those of the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of STET. The following table provides comparative information on fees paid to SIMC for managing the fund with investment objectives similar to those of the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds.

                                NET ASSETS OF FUND AS OF
NAME OF FUND                         JUNE 30, 2004                 MANAGEMENT FEE (% OF NET ASSETS)
----------------------          ------------------------    ---------------------------------------------
STET Massachusetts Tax Free           $ 67,740,486          0.05% on the first $500 million; 0.04% on the
   Money Market Fund                                        next $500 million; and 0.03% thereafter

     SIMC does not manage any funds that have investment objectives similar to the Bond Index Fund of INDEX or the Short-Duration Government,
Intermediate-Duration Government, GNMA or Corporate Daily Income Funds of SDIT.

     TRUSTEES' CONSIDERATIONS. At a meeting of the Board of Trustees held on June 17, 2004, the Board of Trustees reviewed SIMC's qualifications to act as each Fund's investment adviser and "manager of managers," placing particular emphasis on: (i) SIMC's proposed role in recommending, monitoring and terminating sub-advisers, subject to the Board of Trustees' oversight; and (ii) SIMC's performance as "manager of managers" and investment adviser for the other Funds in the SEI Funds family. The Trustees received oral information regarding SIMC's key personnel, its experience in selection and evaluation of sub-advisers and research performed by SIMC and others that had led SIMC to recommend a "manager of managers" structure.

     In unanimously approving (and recommending that Shareholders approve) SIMC as investment adviser and "manager of managers" to the Bond Index Fund of INDEX; the Short-Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SDIT; and the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of STET and the Investment Advisory

Agreements with respect to those Funds, the Trustees carefully evaluated the experience of SIMC's key personnel in serving as a "manager of managers" for other institutional funds in the SEI Funds family, and the nature and quality of services SIMC is expected to provide to the Funds. The Trustees also considered:
(i) each Fund's distinct investment objective and policies; (ii) that the total compensation payable to SIMC by the Funds under the Investment Advisory Agreements will be at the same rate as the compensation payable under the Previous Advisory Agreements; (iii) the history, reputation, qualification and background of SIMC, as well as the qualifications of its personnel and its financial condition; (iv) SIMC's performance record; (v) each Fund's performance; (vi) the benefits to each Fund expected to be realized as a result of implementing the proposed "manager of managers" structure for the Fund; and
(vii) other factors deemed relevant. In addition, the Trustees considered the fees to be paid to SIMC in comparison to those being charged in the relevant segment of the mutual fund business. The Trustees used this information, as well as other information they obtained independently, to help them decide whether to approve SIMC as each Fund's "manager of managers" and investment adviser and the Investment Advisory Agreements.

     VOTING REQUIREMENTS FOR PROPOSAL 3. Approval of Proposal 3 with respect to a Fund requires the favorable vote of a majority of outstanding voting shares of that Fund as defined by the 1940 Act.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

PROPOSAL 4.   TO APPROVE ELIMINATING OR RECLASSIFYING CERTAIN FUNDAMENTAL
              POLICIES AND RESTRICTIONS FOR ALL FUNDS, EXCEPT FOR: THE TREASURY
              SECURITIES FUND OF SLAT AND THE MONEY MARKET, PRIME OBLIGATION,
              GOVERNMENT, TREASURY AND TREASURY II FUNDS OF SDIT.

     The Board of Trustees recommends that Shareholders approve eliminating or reclassifying certain fundamental investment policies for all Funds, except for: the Treasury Securities Fund of SLAT and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SDIT, as described below.

     GENERAL DESCRIPTION OF 1940 ACT REQUIREMENTS. Each Fund operates in accordance with the investment objectives, policies and restrictions described in its prospectus and statement of additional information. The 1940 Act requires that each Fund classify specific investment policies as fundamental policies and requires a shareholder vote to make changes to those policies. Other policies not enumerated in the 1940 Act can be designated by a Fund as fundamental, and if so designated, may only be changed by shareholder vote or can be designated as non-fundamental and may be changed by a vote of the Board of Trustees.

     Since the time each Fund was created, there have been a number of changes in the laws and regulations that govern management investment companies (mutual funds), such as the Funds. First, significant federal legislation in 1996 pre-empted state regulation of all mutual funds. As a result, many investment policies previously imposed on the Funds by various states are no longer required. Second, significant changes to Rule 2a-7 under the 1940 Act, which governs the investments and operations of money market funds, took effect during the 1990s. Thus, many of the current fundamental policies of the Funds reflect outdated regulatory requirements or predate the current requirements of Rule 2a-7 and are, in significant respects, more restrictive than the 1940 Act and Rule 2a-7 currently require. In addition, new types of investment techniques and money market instruments have been developed, which the Funds may not be permitted to use or invest in because of their outdated fundamental policies.

     SIMC performed a comprehensive review of the Funds' fundamental policies, and based on the recommendations of SIMC, the Board of Trustees has approved policy revisions that are designed to: (i) simplify and modernize those policies that are required to be fundamental; and (ii) eliminate or reclassify as non-fundamental those fundamental policies that are no longer required to be fundamental or that are no longer necessary.

     In some cases the Board of Trustees recommends that fundamental policies be amended or eliminated completely. In certain cases, the Board of Trustees has approved non-fundamental policies that in effect reclassify all or part of a fundamental policy into a non-fundamental policy. While not specifically subject to shareholder approval, the non-fundamental policies approved by the Board will not take effect unless the related change to the fundamental policy is approved by Shareholders. Once converted to non-fundamental, a policy may be changed without shareholder approval. If the Board decides in the future to change or eliminate a reclassified non-fundamental policy, the change would be disclosed in the Funds' prospectus(es) or statement of additional information, as required.

     Approval of these changes by Shareholders would allow the Funds greater flexibility to respond to a changing investment environment. The Board of Trustees also believes that the proposed changes will enhance the Funds' investment adviser's ability to manage the Funds' investment portfolios. In addition, by reducing to a minimum those policies that can be changed only by shareholder vote, the Funds in the future may be able to avoid the cost and delay associated with a shareholder meeting. The Funds that are money market funds will continue to be subject to the requirements of Rule 2a-7.

     Each proposed change to a Fund's fundamental policies recommended by the Board of Trustees is discussed in detail below. In order to help you understand the proposed changes, attached as Exhibit E is a list of the Funds' current fundamental policies proposed to be replaced by new fundamental and/or non-fundamental policies or to be eliminated.

     VOTING REQUIREMENTS FOR PROPOSAL 4. Approval of each item of Proposal 4 requires the favorable vote of a majority of outstanding voting shares of a Fund as defined by the 1940 Act. Proposal 4 is separated into separate items. YOU MAY VOTE FOR PROPOSAL 4 AS A GROUP OR BY EACH ITEM. If you vote on Proposal 4 as a group, a Fund will record your votes as having been cast "FOR" or "AGAINST," according to your vote, each applicable item within Proposal 4. Alternatively, you may vote separately for or against each item. If your proxy card(s) includes a vote on Proposal 4 as a group and separate votes on specific items, your vote on Proposal 4 as a group will control and will be recorded as your intended vote, except with respect to those specific items for which you have voted separately, in which case your separate votes will control with respect to such items and will be recorded as your intended vote.

     If Shareholders approve some, but not all, items of Proposal 4, a Fund will have a combination of certain current fundamental policies and certain new fundamental and/or non-fundamental policies. Fundamental policies approved by the Shareholders would become effective immediately after the Meeting. However, it is not expected that the changes in fundamental policies will materially change the manner in which the Funds are managed.

     ITEM 4 (a) - FUNDAMENTAL POLICY REGARDING DIVERSIFICATION

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's current fundamental policy regarding diversification.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
SIMT Large Cap Growth, SIMT Large Cap    With respect to 75% of its assets
Value, SIMT Tax-Managed Large Cap,       (total assets for the STET Short
SIMT Mid-Cap, SIMT Small Cap Growth,     Duration Municipal, SIT International
SIMT Small Cap Value, SIMT Tax-Managed   Equity and SIT Emerging Markets
Small Cap, SIMT Core Fixed Income,       Equity Funds), no Fund may: (i)
SIMT High Yield Bond, SIT                purchase the securities of any issuer
International Equity, SIT Emerging       (except securities issued or guaranteed
Markets Equity, STET Short Duration      by the U.S. Government, its agencies or
Municipal, SDIT Corporate Daily          instrumentalities) if, as a result,
Income, SDIT Short-Duration              more than 5% of its total assets would
Government, SDIT Intermediate-Duration   be invested in the securities of such
Government and SDIT GNMA Funds           issuer; or (ii) acquire more than 10%
                                         of the outstanding voting securities
                                         (voting securities for the SDIT
                                         Corporate Daily Income, SDIT
                                         Short-Duration Government, SDIT
                                         Intermediate-Duration Government and
                                         SDIT GNMA Funds) of any one issuer.

INDEX S&P 500 Index and INDEX Bond       No Fund may purchase securities of any
Index Funds                              issuer (except securities issued or
                                         guaranteed by the U.S. Government, its
                                         agencies or instrumentalities) if, as a
                                         result, more than 5% of the Fund's
                                         total assets would be invested in the
                                         securities of such issuer. This
                                         restriction applies to 75% of each
                                         Fund's total assets.

SDIT Government II, STET Tax Free,       No Fund may purchase securities of any
STET Institutional Tax Free, STET        issuer (except securities issued or
California Tax Exempt, STET              guaranteed by the U.S. Government, its
Pennsylvania Tax Free, STET              agencies or instrumentalities), if as a
Intermediate-Term Municipal and STET     result, more than 5% of the total
Pennsylvania Municipal Bond Funds        assets of the Fund (based on current
                                         market value at the time of investment
                                         for the STET Tax Free, STET
                                         Institutional Tax Free, STET California
                                         Tax Exempt, STET Pennsylvania Tax Free,
                                         STET Intermediate-Term Municipal and
                                         STET Pennsylvania Municipal Bond Funds)
                                         would be invested in the securities of
                                         such issuer; provided, however that
                                         each Fund (except the STET
                                         Intermediate-Term Municipal and STET
                                         Pennsylvania Municipal Bond Funds) may
                                         invest up to 25% of its total assets
                                         without regard to this restriction of,
                                         and as permitted by, Rule 2a-7 under
                                         the 1940 Act.

                                         No Fund may acquire more than 10% of
                                         the voting securities of any one
                                         issuer.

     PROPOSED FUNDAMENTAL POLICY. No Fund may purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirements for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     ANALYSIS OF PROPOSED CHANGES. Each Fund listed above is classified as a "diversified" mutual fund. This Proposal does not seek to change the Funds' status as diversified mutual funds, but to provide the Funds with maximum flexibility allowed for diversified mutual funds under the 1940 Act. The proposed fundamental policy will require a Fund to comply with the limitations imposed by the 1940 Act on "diversified" mutual funds. Section 5(b) of the 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies.

     In addition to the limitations imposed on "diversified" funds, money market funds are subject to additional, stricter diversification requirements imposed by Rule 2a-7 under the 1940 Act. Rule 2a-7 limits a money market fund to investing no more than 5% of its assets in the securities of a single issuer. This requirement applies with respect to 100% of a money market fund's assets, in contrast to Section 5(b) diversification requirements, which apply only with respect to 75% of a non-money market fund's assets. Rule 2a-7 does provide a safe harbor for a money market fund to invest up to 25% of its assets in securities of a single issuer, but only for a period of up to three days.

     PROPOSED NON-FUNDAMENTAL POLICY. The Board has also approved reclassifying each Fund's current fundamental policy regarding diversification as a non-fundamental policy. The reclassification of each Fund's current fundamental policy to a non-fundamental policy is not expected to affect the management of the Fund. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

     ITEM 4 (b) - FUNDAMENTAL POLICY REGARDING CONCENTRATION

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's current fundamental policy regarding concentration.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
SIMT Large Cap Growth, SIMT Large Cap    No Fund may purchase any securities
Value, SIMT Tax-Managed Large Cap,       which would cause more than 25% (25% or
SIMT Mid-Cap, SIMT Small Cap Growth,     more for the STET Short Duration
SIMT Small Cap Value, SIMT Tax-Managed   Municipal Fund) of the total assets of
Small Cap, SIMT Core Fixed Income,       the Fund (based on current value at the
SIMT High Yield Bond, SIT                time of such purchase for the STET Tax
International Equity, SIT Emerging       Free, STET Institutional Tax Free, STET
Markets Equity, SIT Emerging Markets     California Tax Exempt, STET
Debt, SIT International Fixed Income,    Intermediate-Term Municipal, STET
STET Tax Free, STET Institutional Tax    Pennsylvania Municipal Bond, STET
Free, STET California Tax Exempt, STET   Pennsylvania Tax Free, STET California
Intermediate-Term Municipal, STET        Municipal Bond, STET Massachusetts
Pennsylvania Municipal Bond, STET        Municipal Bond, STET New Jersey
Pennsylvania Tax Free, STET Short        Municipal Bond and STET New York
Duration Municipal, INDEX S&P 500        Municipal Bond Funds) to be invested in
Index, INDEX Bond Index, STET            the securities of one or more issuers
California Municipal Bond, STET          conducting their principal business
Massachusetts Municipal Bond, STET New   activities in the same industry,
Jersey Municipal Bond and STET New       provided that this limitation does not
York Municipal Bond Funds                apply to investments in obligations
                                         (securities for the STET Short Duration
                                         Municipal, SIT International Equity,
                                         SIT Emerging Markets Equity and SIT
                                         Emerging Markets Debt Funds) issued or
                                         guaranteed by the U.S. Government, its
                                         agencies or instrumentalities and, with
                                         respect to the STET California
                                         Municipal Bond, STET Massachusetts
                                         Municipal Bond, STET New Jersey
                                         Municipal Bond and STET New York
                                         Municipal Bond Funds, to investments in
                                         tax-exempt securities issued by
                                         governments or political subdivisions
                                         of governments.

SDIT Corporate Daily Income, SDIT        No Fund may purchase any securities
Short-Duration Government, SDIT          which would cause 25% or more of the
Intermediate-Duration Government, SDIT   total assets of the Fund to be invested
GNMA and SDIT Government II Funds        in the securities of one or more
                                         issuers conducting their principal
                                         business activities in the same
                                         industry, provided that this limitation
                                         does not apply to investments in (a)
                                         domestic banks and (b) obligations
                                         issued or guaranteed by the U.S.
                                         Government or its agencies and
                                         instrumentalities.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
STET Tax Free, STET Institutional Tax    No Fund may invest more than 25% of its
Free, STET Intermediate-Term Municipal   total assets in issuers within the same
and STET Pennsylvania Municipal Bond     state or similar type projects (except
Funds                                    in specified categories). For the STET
                                         Pennsylvania Municipal Bond Fund, this
                                         limitation does not apply to the extent
                                         stated in its investment objective and
                                         policies.

STET Massachusetts Tax Free Money        No Fund may purchase any securities
Market Fund                              which would cause more than 25% of the
                                         total assets of the Fund, based on
                                         current value at the time of such
                                         purchase, to be invested in the
                                         securities of one or more issuers
                                         conducting their principal business
                                         activities in the same industry,
                                         provided that this limitation does not
                                         apply to investments in (a) obligations
                                         issued or guaranteed by the U.S.
                                         Government or its agencies and
                                         instrumentalities, or (b) obligations
                                         of state or municipal governments and
                                         their political subdivisions.

     PROPOSED FUNDAMENTAL POLICY. No Fund may concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     ANALYSIS OF PROPOSED CHANGES. The 1940 Act generally requires the Funds to adopt a fundamental policy regarding concentration of investments in particular industries. It is currently the SEC staff's position that if 25% or more of the value of a fund's assets are invested in securities of issuers in one industry, that fund's investments will be deemed to be concentrated in that industry. However, this 25% limitation does not apply to: (i) fund investments in government securities; (ii) municipal bond fund investments in industrial development and pollution control bonds; and (iii) fund investments in certain obligations of domestic banks.

     The proposed policy is more flexible than the current policy, and would permit the Funds to take appropriate and timely action in the future to amend the Funds' policies in response to market or regulatory changes, without the delay and cost associated with a shareholder meeting. The Board of Trustees anticipates taking such action only in the event that the SEC changes its position on the meaning of industry concentration.

     PROPOSED NON-FUNDAMENTAL POLICY. The Board has also approved reclassifying each Fund's current fundamental policy regarding concentration as a non-fundamental policy. The reclassification of each Fund's current fundamental policy to a non-fundamental policy is not expected to affect the management of the Fund. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

     ITEM 4 (c) - FUNDAMENTAL POLICIES REGARDING BORROWING AND SENIOR SECURITIES

     CURRENT FUNDAMENTAL POLICIES. The chart below describes each applicable Fund's current fundamental policy regarding borrowing and senior securities.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
SIMT Large Cap Growth, SIMT Large Cap    No Fund may borrow money in an amount
Value, SIMT Tax-Managed Large Cap,       exceeding 33 1/3% of the value of its
SIMT Mid-Cap, SIMT Small Cap Growth,     total assets, provided that, for
SIMT Small Cap Value, SIMT Tax-Managed   purposes of this limitation, investment
Small Cap, SIMT Core Fixed Income,       strategies which either obligate a Fund
SIMT High Yield Bond, SIT                to purchase securities or require a
International Equity, SIT Emerging       Fund to segregate assets are not
Markets Equity, SIT Emerging Markets     considered to be borrowings. To the
Debt, STET California Municipal Bond,    extent that its borrowings exceed 5% of
STET Massachusetts Municipal Bond,       its assets: (i) all borrowings will be
STET New Jersey Municipal Bond and       repaid before a Fund makes additional
STET New York Municipal Bond Funds       investments and any interest paid on
                                         such borrowings will reduce income; and
                                         (ii) asset coverage of at least 300% is
                                         required.

                                         No Fund may issue senior securities (as
                                         defined in the 1940 Act) except as
                                         permitted by rule, regulation or order
                                         of the SEC.

All SAAT Funds                           Each Fund may borrow money in an amount
                                         up to 33 1/3% of the value of its total
                                         assets, provided that, for purposes of
                                         this limitation, investment strategies
                                         which either obligate a Fund to
                                         purchase securities or require a Fund
                                         to segregate assets are not considered
                                         to be borrowings. Except where a Fund
                                         has borrowed money for temporary
                                         purposes in amounts not exceeding 5% of
                                         its assets, asset coverage of 300% is
                                         required for all borrowings.

                                         No Fund may issue senior securities (as
                                         defined in the 1940 Act) except as
                                         permitted by rule, regulation or order
                                         of the SEC.

SIMT Real Estate and STET Short          No Fund may borrow money in an amount
Duration Municipal Funds                 exceeding 33 1/3% of the value of its
                                         total assets, provided that, for
                                         purposes of this limitation, investment
                                         strategies that either obligate the
                                         Fund to purchase securities or require
                                         the Fund to segregate assets are not
                                         considered to be borrowing. Asset
                                         coverage of at least 300% is required
                                         for all borrowing, except where the
                                         Fund has borrowed money for temporary
                                         purposes in an amount not exceeding 5%
                                         of its total assets.

                                         No Fund may issue senior securities (as
                                         defined in the 1940 Act) except as
                                         permitted by rule, regulation or order
                                         of the SEC.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
SDIT Corporate Daily Income, SDIT        No Fund may borrow money except for
Short-Duration Government, SDIT          temporary or emergency purposes and
Intermediate-Duration Government, SDIT   then only in an amount not exceeding
GNMA, SDIT Government II, INDEX S&P      10% of the value of the total assets of
500 Index, INDEX Bond Index and SIT      that Fund. This borrowing provision is
International Fixed Income Funds         included solely to facilitate the
                                         orderly sale of portfolio securities to
                                         accommodate substantial redemption
                                         requests if they should occur and is
                                         not for investment purposes. All
                                         borrowings will be repaid before the
                                         Fund makes additional investments and
                                         any interest paid on such borrowings
                                         will reduce the income of that Fund.

                                         No Fund may issue senior securities (as
                                         defined in the 1940 Act) except in
                                         connection with permitted borrowings as
                                         described in its prospectuses and
                                         statement of additional information for
                                         the SIT International Fixed Income Fund
                                         and its statement of additional
                                         information for each other Fund or as
                                         permitted by rule, regulation or order
                                         of the SEC.

STET Tax Free, STET Institutional Tax    No Fund may borrow money except for
Free, STET California Tax Exempt, STET   temporary or emergency purposes and
Intermediate-Term Municipal, STET        then only in an amount not exceeding
Pennsylvania Municipal Bond and STET     10% of the value of total assets. The
Pennsylvania Tax Free Funds              SDIT California Tax Exempt Fund has a
                                         fundamental policy that, to the extent
                                         such borrowing exceeds 5% of the value
                                         of the Fund's total assets, borrowing
                                         will be done from a bank and in
                                         accordance with the requirements of the
                                         1940 Act. This borrowing provision is
                                         included solely to facilitate the
                                         orderly sale of portfolio securities to
                                         accommodate heavy redemption requests
                                         if they should occur and is not for
                                         investment purposes. All borrowings of
                                         the Funds, in excess of 5% of their
                                         total assets, will be repaid before
                                         making additional investments and any
                                         interest paid on such borrowings will
                                         reduce income.

                                         No Fund may issue senior securities (as
                                         defined in the 1940 Act) except in
                                         connection with permitted borrowings as
                                         described in its statement of
                                         additional information or as permitted
                                         by rule, regulation or order of the
                                         SEC.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
STET Massachusetts Tax Free Money        No Fund may borrow, except that the
Market Fund                              Fund may (a) borrow from banks for
                                         temporary or emergency purposes,
                                         including the meeting of redemption
                                         requests which might otherwise require
                                         the untimely disposition of securities,
                                         and (b) to the extent consistent with
                                         the Fund's investment objective and
                                         policies, enter into reverse repurchase
                                         agreements, forward roll transactions
                                         and similar investment techniques and
                                         strategies. To the extent it engages in
                                         transactions described in (a) and (b),
                                         the Fund will be limited so that no
                                         more than 33 1/3% of its total assets
                                         (including the amount borrowed), less
                                         liabilities (not including the amount
                                         borrowed) valued at the time the
                                         borrowing is made, is derived from such
                                         transactions.

                                         No Fund may issue senior securities (as
                                         defined in the 1940 Act) except in
                                         connection with permitted borrowings as
                                         described in its statement of
                                         additional information or as permitted
                                         by the 1940 Act, and any rule,
                                         regulation or order of the SEC
                                         thereunder.

     PROPOSED FUNDAMENTAL POLICY. No Fund may borrow money or issue senior securities (as defined in the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are required to adopt fundamental policies regarding borrowing and issuance of senior securities. The 1940 Act presently limits a fund's ability to borrow, except for borrowings from banks so long as the fund maintains 300% asset coverage. Over time, the SEC has acknowledged the existence of new types of investment practices that technically may be considered borrowings, but that may be permissible investment practices for a fund. The 1940 Act generally prohibits the Funds from issuing senior securities, although it provides allowances for certain borrowings and other investments, which would otherwise be viewed as issuing senior securities such as short sales or reverse repurchase agreements, if Fund assets are earmarked or segregated to cover such obligations.

     Currently, the Funds have two separate fundamental policies for borrowing and issuance of senior securities. The current fundamental policy regarding borrowing is more restrictive than the current practices permitted under the 1940 Act. As a result, it is proposed that the Funds adopt a more flexible single fundamental policy to address both borrowing and issuance of senior securities. This would permit the Funds to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost of a shareholder meeting.

     PROPOSED NON-FUNDAMENTAL POLICY. The Board has also approved reclassifying each Fund's current fundamental policy regarding borrowing and issuance of senior securities as a non-fundamental policy. The reclassification of each Fund's current fundamental policies to a non-fundamental policy is not expected to affect the management of the Fund. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

     ITEM 4 (d) - FUNDAMENTAL POLICY REGARDING LENDING

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's current fundamental policy regarding lending.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
SIMT Large Cap Growth, SIMT Large Cap    No Fund may make loans if, as a result,
Value, SIMT Tax-Managed Large Cap,       more than 33 1/3% of its total assets
SIMT Mid-Cap, SIMT Small Cap Growth,     would be lent to other parties, except
SIMT Small Cap Value, SIMT Tax-Managed   that each Fund may: (i) purchase or
Small Cap, SIMT Core Fixed Income,       hold debt instruments in accordance
SIMT High Yield Bond, SIMT Real          with its investment objective and
Estate, SIT International Equity, SIT    policies; (ii) enter into repurchase
Emerging Markets Equity, SIT Emerging    agreements; and (iii) lend its
Markets Debt, STET Short Duration        securities (for the STET Massachusetts
Municipal, STET California Municipal     Tax Free Money Market Fund, loan its
Bond, STET Massachusetts Municipal       portfolio securities, to the fullest
Bond, STET New Jersey Municipal Bond,    extent permitted under the 1940 Act,
STET New York Municipal Bond and STET    and any rules, regulations or order
Massachusetts Tax Free Money Market      thereunder).
Funds

All SAAT Funds                           No Fund may make loans if, as a result,
                                         more than 33 1/3% of its total assets
                                         would be loaned to other parties.

SDIT Corporate Daily Income, SDIT        No Fund may make loans, except that
Short-Duration Government, SDIT          each Fund may purchase or hold debt
Intermediate-Duration Government, SDIT   instruments in accordance with its
GNMA, SDIT Government II, STET Tax       investment objective(s) and policies
Free, STET Institutional Tax Free,       and may enter into repurchase
STET California Tax Exempt, STET         agreements, provided that repurchase
Intermediate-Term Municipal, STET        agreements maturing in more than seven
Pennsylvania Municipal Bond and STET     days, restricted securities and other
Pennsylvania Tax Free Funds              illiquid securities are not to exceed,
                                         in the aggregate, 10% of the Fund's net
                                         assets, except for the STET
                                         Intermediate-Term Municipal Fund, for
                                         which it cannot exceed 15% of the STET
                                         Intermediate-Term Municipal Fund's net
                                         assets.

INDEX S&P 500 Index, INDEX Bond Index    No Fund may make loans, except that
and SIT International Fixed Income       each Fund: (i) may enter into
Funds                                    repurchase agreements, provided that
                                         repurchase agreements and time deposits
                                         maturing in more than seven days, and
                                         other illiquid securities, including
                                         securities which are not readily
                                         marketable or are restricted, are not
                                         to exceed, in the aggregate, 10% of the
                                         Fund's total assets; (ii) may engage in
                                         securities lending as described in its
                                         statement of additional information (as
                                         well as its prospectus for the SIT
                                         International Fixed Income Fund); and
                                         (iii) may purchase or hold debt
                                         instruments (securities for the SIT
                                         International Fixed Income Fund) in
                                         accordance with its investment
                                         objective(s) and policies.

     PROPOSED FUNDAMENTAL POLICY. No Fund may make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are required to adopt fundamental policies regarding lending. Although the 1940 Act does not impose percentage limits on the amount that funds may lend, the 1940 Act prohibits funds from making loans to persons who control or are under common control with the funds, effectively prohibiting loans where conflicts of interest or undue influence are most likely present.

     It is proposed that the Funds adopt a more flexible fundamental policy. This fundamental lending policy would limit the Funds only as required by the 1940 Act, thereby permitting the Funds to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost of a shareholder meeting.

     PROPOSED NON-FUNDAMENTAL POLICY. The Board has also approved reclassifying each Fund's current fundamental policy regarding lending as a non-fundamental policy. The reclassification of each Fund's current fundamental policy to a non-fundamental policy is not expected to affect the management of the Fund. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

     ITEM 4 (e) - FUNDAMENTAL POLICY REGARDING PLEDGING AND MORTGAGING OF FUND ASSETS

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's current fundamental policy regarding pledging and mortgaging of Fund assets.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
SDIT Corporate Daily Income, SDIT        No Fund may pledge, mortgage or
Short-Duration Government, SDIT          hypothecate assets except to secure
Intermediate-Duration Government, SDIT   temporary borrowings permitted by a
GNMA, SDIT Government II, INDEX S&P      Fund's borrowing limitation described
500 Index, INDEX Bond Index, SIT         above (or as described in its
International Fixed Income, STET Tax     prospectus for the SIT International
Free, STET Institutional Tax Free,       Fixed Income Fund and its statement of
STET California Tax Exempt, STET         additional information for the INDEX
Intermediate-Term Municipal, STET        S&P 500 Index and INDEX Bond Index
Pennsylvania Municipal Bond and STET     Funds) in aggregate amounts not to
Pennsylvania Tax Free Funds              exceed 10% of the net assets of such
                                         Fund taken at current value at the time
                                         of the incurrence of such loan, and as
                                         to the INDEX S&P 500 Index, in
                                         connection with stock index futures
                                         trading as provided in its statement of
                                         additional information.

     PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

     ANALYSIS OF PROPOSED CHANGES. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The 1940 Act does not currently require the Funds to have a fundamental policy regarding pledging and mortgaging of Fund assets. As a result, it is proposed that the current fundamental policy be eliminated.

     PROPOSED NON-FUNDAMENTAL POLICY. While the Funds propose eliminating the current fundamental policy, the Board has approved reclassifying each Fund's current fundamental policy regarding pledging and mortgaging of Fund assets as a non-fundamental policy. By reclassifying the fundamental policy to a non-fundamental policy, the Funds would be able to make a change to the non-fundamental policy without the delay and cost of a shareholder meeting. The reclassification of each Fund's current fundamental policy to a non-fundamental policy is not expected to affect the management of the Fund. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

     ITEM 4 (f) - FUNDAMENTAL POLICY REGARDING CONTROL OF AN ISSUER

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's current fundamental policy regarding control of an issuer.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
SDIT Corporate Daily Income, SDIT        No Fund may invest in companies for the
Short-Duration Government, SDIT          purpose of exercising control.
Intermediate-Duration Government, SDIT
GNMA, SDIT Government II, INDEX S&P
500 Index, INDEX Bond Index, SIT
International Fixed Income, STET Tax
Free, STET Institutional Tax Free,
STET California Tax Exempt, STET
Intermediate-Term Municipal, STET
Pennsylvania Municipal Bond and STET
Pennsylvania Tax Free Funds

     PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

     ANALYSIS OF PROPOSED CHANGES. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The 1940 Act does not currently require the Funds to have a fundamental policy regarding investing for the purpose of exercising control of an issuer. As a result, it is proposed that the current fundamental policy be eliminated.

     PROPOSED NON-FUNDAMENTAL POLICY. While the Funds propose eliminating the current fundamental policy, the Board has approved reclassifying each Fund's current fundamental policy regarding investment of Fund assets with the purpose of exercising control over an issuer as a non-fundamental policy. By reclassifying the fundamental policy to a non-fundamental policy, the Funds would be able to make a change to the non-fundamental policy without the delay and cost of a shareholder meeting. The reclassification of each Fund's current fundamental policy to a non-fundamental policy is not expected to affect the management of the Fund. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

     ITEM 4 (g) - FUNDAMENTAL POLICY REGARDING PURCHASE OF REAL ESTATE AND COMMODITIES

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's current fundamental policy regarding purchase of real estate and commodities.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
SIMT Large Cap Growth, SIMT Large Cap    No Fund may purchase or sell real
Value, SIMT Tax-Managed Large Cap,       estate, physical commodities, or
SIMT Mid-Cap, SIMT Small Cap Growth,     commodities contracts, except that each
SIMT Small Cap Value, SIMT Tax-Managed   Fund may purchase: (i) marketable
Small Cap, SIMT Core Fixed Income,       securities issued by companies which
SIMT High Yield Bond, SIMT Real          own or invest in real estate (including
Estate, SIT International Equity, SIT    real estate investment trusts),
Emerging Markets Equity, SIT Emerging    commodities, or commodities contracts;
Markets Debt, STET Short Duration        and (ii) commodities contracts relating
Municipal, STET California Municipal     to financial instruments, such as
Bond, STET Massachusetts Municipal       financial futures contracts and options
Bond, STET New Jersey Municipal Bond     on such contracts.
and STET New York Municipal Bond Funds

INDEX S&P 500 Index and INDEX Bond Index No Fund may purchase or sell real
Funds                                    estate, real estate limited partnership
                                         interests, physical commodities or
                                         commodities contracts. However, subject
                                         to its permitted investments, a Fund
                                         may purchase: (i) obligations issued by
                                         companies which invest in real estate,
                                         commodities or commodities contracts,
                                         and (ii) commodities contracts related
                                         to financial instruments, such as
                                         financial futures contracts.

All SAAT Funds                           No Fund may purchase or sell real
                                         estate, physical commodities, or
                                         commodities contracts, except that each
                                         Fund may purchase commodities contracts
                                         relating to financial instruments, such
                                         as financial futures or index contracts
                                         and options on such contracts.

SDIT Corporate Daily Income, SDIT        No Fund may purchase or sell real
Government II, SIT International Fixed   estate, real estate limited partnership
Income, SDIT Short-Duration Government,  interests, commodities or commodities
SDIT Intermediate-Duration Government    contracts including (with the exception
and SDIT GNMA Funds                      of the SIT International Fixed Income,
                                         SDIT Short-Duration Government, SDIT
                                         Intermediate-Duration Government and
                                         GNMA Funds) futures contracts. However,
                                         subject to its permitted investments,
                                         each Fund may purchase obligations
                                         issued by companies which invest in
                                         real estate, commodities or commodities
                                         contracts.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
STET Tax Free, STET Institutional Tax    No Fund may purchase or sell real
Free, STET California Tax Exempt, STET   estate, real estate limited partnership
Intermediate-Term Municipal, STET        interests, commodities or commodities
Pennsylvania Municipal Bond and STET     contracts including futures contracts.
Pennsylvania Tax Free Funds              However, subject to its permitted
                                         investments, any Fund may invest in
                                         municipal securities or other
                                         obligations secured by real estate or
                                         other interests therein.

STET Massachusetts Tax Free Money        No Fund may purchase or sell real
Market Fund                              estate, real estate limited partnership
                                         interests, commodities or commodities
                                         contracts including futures contracts.
                                         However, subject to its permitted
                                         investments, the Fund may: (a) invest
                                         in securities of issuers engaged in the
                                         real estate business or the business of
                                         investing in real estate (including
                                         interests in limited partnerships
                                         owning or otherwise engaging in the
                                         real estate business or the business of
                                         investing in real estate) and
                                         securities which are secured by real
                                         estate or interests therein; (b) hold
                                         or sell real estate received in
                                         connection with securities it holds or
                                         held; or (c) trade in futures contracts
                                         and options on futures contracts
                                         (including options on currencies) to
                                         the extent consistent with the Fund's
                                         investment objective and policies.

     PROPOSED FUNDAMENTAL POLICY. No Fund may purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are required to adopt a fundamental policy regarding investment in real estate and commodities. The 1940 Act does not prohibit the Funds from purchasing commodities. It is the SEC staff's position that an interest in real estate includes non-marketable securities of companies whose assets consist substantially of real property and interests therein, including mortgages and other liens, but does not include securities of companies whose investments in real estate are incidental to another business. The 1940 Act does not restrict investment in marketable securities of issuers who invest in real estate (E.G., real estate investment trusts or REITs).

     It is proposed that the Funds adopt a more flexible fundamental policy. This fundamental policy regarding the purchase of real estate and commodities would limit the Funds only as required by the 1940 Act, thereby permitting the Funds to invest in real estate or commodities in the future as necessary to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost of a shareholder meeting.

     PROPOSED NON-FUNDAMENTAL POLICY. The Board has also approved reclassifying each Fund's current fundamental policy regarding purchase of real estate and commodities as a non-fundamental policy. The reclassification of each Fund's current fundamental policy to a non-fundamental policy is not expected to affect the management of the Fund. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

     ITEM 4 (h) - FUNDAMENTAL POLICY REGARDING SHORT SALES

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's current fundamental policy regarding short sales.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
SDIT Corporate Daily Income, SDIT        No Fund may make short sales of
Short-Duration Government, SDIT          securities, maintain a short position
Intermediate-Duration Government, SDIT   or purchase securities on margin,
GNMA, SDIT Government II, INDEX S&P      except that the Trusts/Funds may obtain
500 Index, INDEX Bond Index, SIT         short-term credits as necessary for the
International Fixed Income, STET Tax     clearance of security transactions and
Free, STET Institutional Tax Free,       as described in its prospectus for the
STET California Tax Exempt, STET         SIT International Fixed Income Fund.
Intermediate-Term Municipal, STET
Pennsylvania Municipal Bond and STET
Pennsylvania Tax Free Funds

     PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

     ANALYSIS OF PROPOSED CHANGES. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The 1940 Act does not currently require the Funds to have a fundamental policy regarding short sales. As a result, it is proposed that the current fundamental policy be eliminated.

     PROPOSED NON-FUNDAMENTAL POLICY. While the Funds propose eliminating the current fundamental policy, the Board has approved reclassifying each Fund's current fundamental policy regarding short sales as a non-fundamental policy. By reclassifying the fundamental policy to a non-fundamental policy, the Funds would be able to make a change to the non-fundamental policy without the delay and cost of a shareholder meeting. The reclassification of each Fund's current fundamental policy to a non-fundamental policy is not expected to affect the management of the Fund. Accordingly, should Shareholders approve this Proposal, the Funds intend to adopt the non-fundamental policy described in Exhibit E.

     ITEM 4 (i) - FUNDAMENTAL POLICY REGARDING UNDERWRITING OF SECURITIES

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's current fundamental policy regarding underwriting of securities.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
All SAAT Funds, SIMT Large Cap Growth,   No Fund may act as an underwriter of
SIMT Large Cap Value, SIMT Tax-Managed   securities of other issuers except as
Large Cap, SIMT Mid-Cap, SIMT Small      it may be deemed an underwriter in
Cap Growth, SIMT Small Cap Value, SIMT   selling a portfolio security.
Tax-Managed Small Cap, SIMT Core Fixed
Income, SIMT High Yield Bond, SIMT
Real Estate, SIT International Equity,
SIT Emerging Markets Equity, SIT
Emerging Markets Debt, SIT
International Fixed Income, STET Short
Duration Municipal, SDIT Corporate
Daily Income, SDIT Short-Duration
Government, SDIT Intermediate-Duration
Government, SDIT GNMA, SDIT Government
II, INDEX S&P 500 Index, INDEX Bond
Index, STET Tax Free, STET
Institutional Tax Free, STET
California Tax Exempt, STET
Intermediate-Term Municipal, STET
Pennsylvania Municipal Bond, STET
Pennsylvania Tax Free, STET California
Municipal Bond, STET Massachusetts
Municipal Bond, STET New Jersey
Municipal Bond, STET New York
Municipal Bond and STET Massachusetts
Tax Free Money Market Funds

     PROPOSED FUNDAMENTAL POLICY. No Fund may underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are required to adopt a fundamental policy regarding underwriting of securities. The SEC staff generally takes the position that funds should not engage in the business of underwriting securities.

     It is proposed that the Funds adopt a more flexible fundamental policy. While the Funds' current fundamental policy has not affected the Funds' investments in the past, its replacement with a more flexible fundamental policy could provide investment flexibility in the future. This would permit the Funds to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost of a shareholder meeting. Accordingly, should Shareholders approve this Proposal, the fundamental policy set forth above will take effect.

     ITEM 4 (j) - FUNDAMENTAL POLICY REGARDING INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's current fundamental policy regarding investments in securities of other investment companies.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
SDIT Corporate Daily Income, SDIT        No Fund may purchase securities of
Short-Duration Government, SDIT          other investment companies; provided
Intermediate-Duration Government and     that all Funds may purchase such
SDIT GNMA Funds                          securities as permitted by the 1940 Act
                                         and the rules and regulations
                                         thereunder but, in any event, such
                                         Funds may not purchase securities of
                                         other open-end investment companies.

INDEX S&P 500 Index, INDEX Bond Index    No Fund may purchase securities of
and SIT International Fixed Income       other investment companies except as
Funds                                    permitted by the 1940 Act and the rules
                                         and regulations thereunder and may only
                                         purchase securities of money market
                                         funds.

STET Tax Free, STET Institutional Tax    No Fund may purchase securities of
Free, STET California Tax Exempt, STET   other investment companies, except that
Intermediate-Term Municipal, STET        the STET Intermediate-Term Municipal,
Pennsylvania Municipal Bond and STET     STET Pennsylvania Municipal Bond and
Pennsylvania Tax Free Funds              STET Pennsylvania Tax Free Funds may
                                         only purchase securities of money
                                         market funds, as permitted by the 1940
                                         Act and the rules and regulations
                                         thereunder.

     PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

     ANALYSIS OF PROPOSED CHANGES. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The 1940 Act does not currently require the Funds to have a fundamental policy regarding investments in securities of other investment companies. As a result, it is proposed that the current fundamental policy be eliminated.

     The Funds are limited in their ability to invest in shares of other investment companies by Section 12(d)(1) of the 1940 Act and by Rule 2a-7 governing money market funds. The 1940 Act generally limits a Fund to: (i) purchasing 3% of the total outstanding voting stock of a single other investment company; (ii) investing 5% of its total assets in the securities of a single other investment company; and (iii) investing 10% of its total assets in securities of all other investment companies. Rule 2a-7 imposes additional limitations on money market funds' investments in other investment companies because Rule 2a-7 limits fund investments, for money market funds, to high quality instruments that present minimal credit risk.

     PROPOSED NON-FUNDAMENTAL POLICY. While the Funds propose eliminating the current fundamental policy, the Board has approved reclassifying each Fund's current fundamental policy regarding investments in securities of other investment companies as a non-fundamental policy. By reclassifying the fundamental policy to non-fundamental, the Funds would be able to make a change to the non-fundamental policy without the delay and cost of a shareholder meeting. The reclassification of each Fund's current fundamental policy to a non-fundamental policy is not expected to affect the management of the Fund. Accordingly, should Shareholders approve this Proposal, the Funds intend to adopt the non-fundamental policy described in Exhibit E.

     ITEM 4 (k) - ELIMINATE POLICY REGARDING THE INVESTING IN ISSUERS WHEN SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's current fundamental policy regarding investing in issuers when securities are owned by officers and Trustees.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
SDIT Corporate Daily Income, SDIT        No Fund may purchase or retain
Short-Duration Government, SDIT          securities of an issuer if, to the
Intermediate-Duration Government, SDIT   knowledge of the Trust, an officer,
GNMA, SDIT Government II, INDEX S&P      trustee, partner or director of the
500 Index, INDEX Bond Index, SIT         Trust or any investment adviser of the
International Fixed Income, STET Tax     Trust owns beneficially more than 1/2
Free, STET Institutional Tax Free,       of 1% of the shares or securities of
STET California Tax Exempt, STET         such issuer and all such officers,
Intermediate-Term Municipal, STET        trustees, partners and directors owning
Pennsylvania Municipal Bond and STET     more than 1/2 of 1% of such shares or
Pennsylvania Tax Free Funds              securities together own more than 5% of
                                         such shares or securities.

     PROPOSED FUNDAMENTAL POLICY.  None.

     ANALYSIS OF PROPOSED CHANGES. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares, and there is no comparable requirement under the 1940 Act. It is proposed that the fundamental policy regarding investments in issuers when officers or Trustees of the Trust own securities of such issuer for each Fund be eliminated. The elimination of this fundamental policy will maximize each Fund's investment flexibility.

     ITEM 4 (l) - FUNDAMENTAL POLICY REGARDING INVESTMENTS IN "UNSEASONED
ISSUERS"

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's current fundamental policy regarding investments in "unseasoned issuers."

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
SDIT Corporate Daily Income, SDIT        No Fund may purchase securities of any
Short-Duration Government, SDIT          company which has (with predecessors) a
Intermediate-Duration Government, SDIT   record of less than three years
GNMA, SDIT Government II, STET Tax       continuing operations, except: (i)
Free, STET Institutional Tax Free,       obligations issued or guaranteed by the
STET California Tax Exempt, STET         U.S. Government, its agencies or
Intermediate-Term Municipal, STET        instrumentalities; or (ii) municipal
Pennsylvania Municipal Bond and STET     securities which are rated by at least
Pennsylvania Tax Free Funds              two nationally recognized municipal
                                         bond rating services (or determined by
                                         the adviser or sub-adviser to be of
                                         "high quality" for the STET Tax Free,
                                         STET Institutional Tax Free, STET
                                         California Tax Exempt, STET
                                         Intermediate-Term Municipal, STET
                                         Pennsylvania Municipal Bond and STET
                                         Pennsylvania Tax Free Funds) if, as a
                                         result, more than 5% of the total
                                         assets (taken at fair market value and
                                         current value for the STET Tax Free,
                                         STET Institutional Tax Free, STET
                                         California Tax Exempt, STET
                                         Intermediate-Term Municipal, STET
                                         Pennsylvania Municipal Bond and STET
                                         Pennsylvania Tax Free Funds) would be
                                         invested in such securities.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
SIT International Fixed Income, INDEX    No Fund may purchase securities of any
S&P 500 Index and INDEX Bond Index       company which has (with predecessors) a
Funds                                    record of less than three years
                                         continuing operations if, as a result,
                                         more than 5% of the total assets (taken
                                         at current value) would be invested in
                                         such securities.

     PROPOSED FUNDAMENTAL POLICY.  None.

     ANALYSIS OF PROPOSED CHANGES. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares, and there is no comparable requirement under the 1940 Act. It is proposed that the fundamental policy regarding investments in "unseasoned issuers" for each Fund be eliminated. The elimination of this fundamental policy will maximize each Fund's investment flexibility, but is not intended to change the Funds' current operating policies.

     ITEM 4 (m) - FUNDAMENTAL POLICY REGARDING INVESTMENTS IN OPTIONS

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's current fundamental policy regarding investments in options.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
SDIT Corporate Daily Income, SDIT        No Fund may purchase warrants, puts,
Short-Duration Government, SDIT          calls, straddles, spreads or
Intermediate-Duration Government, SDIT   combinations thereof, except that the
GNMA, SDIT Government II, INDEX S&P 500  Intermediate-Duration Government and
Index and INDEX Bond Index Funds         GNMA Funds may invest in options on
                                         futures contracts.

STET Tax Free, STET Institutional Tax    No Fund may purchase warrants, puts,
Free, STET California Tax Exempt, STET   calls, straddles, spreads or
Intermediate-Term Municipal, STET        combinations thereof, except as
Pennsylvania Municipal Bond and STET     permitted by its statement of
Pennsylvania Tax Free Funds              additional information.

     PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

     ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are not required to adopt a fundamental policy regarding investments in options. As a result, it is proposed that the current fundamental policy be eliminated.

     PROPOSED NON-FUNDAMENTAL POLICY. While the Funds propose eliminating the current fundamental policy, the Board has approved reclassifying each Fund's fundamental policy regarding investments in options as a non-fundamental policy. By reclassifying the fundamental policy to a non-fundamental policy, the Funds would be able to make a change to the non-fundamental policy without the delay and cost of a shareholder meeting. The reclassification of each Fund's current fundamental policy to a non-fundamental policy is not expected to affect the management of the Fund. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

     ITEM 4 (n) - FUNDAMENTAL POLICY REGARDING INVESTMENT IN OIL AND GAS

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's current fundamental policy regarding investment in oil and gas.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
All SAAT Funds, SIMT Large Cap Growth,   No Fund may invest in interests in oil,
SIMT Large Cap Value, SIMT Tax-Managed   gas, or other mineral exploration or
Large Cap, SIMT Mid-Cap, SIMT Small      development programs and oil, gas or
Cap Growth, SIMT Small Cap Value, SIMT   mineral leases.
Core Fixed Income, SIMT High Yield
Bond, SIT International Equity, SIT
Emerging Markets Equity, SIT Emerging
Markets Debt, SIT International Fixed
Income, STET California Municipal
Bond, STET Massachusetts Municipal
Bond, STET New Jersey Municipal Bond
and STET New York Municipal Bond Funds

SDIT Corporate Daily Income, SDIT        No Fund may invest in interests in oil,
Short-Duration Government, SDIT          gas or other mineral exploration or
Intermediate-Duration Government, SDIT   development programs. The STET
GNMA, SDIT Government II, INDEX S&P      Institutional Tax Free and STET
500 Index, INDEX Bond Index, STET Tax    California Tax Exempt Funds may not
Free, STET Intermediate-Term             invest in oil, gas or mineral leases.
Municipal, STET Pennsylvania Municipal
Bond, STET Pennsylvania Tax Free, STET
Institutional Tax Free and STET
California Tax Exempt Funds

     PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

     ANALYSIS OF PROPOSED CHANGES. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The 1940 Act does not currently require the Funds to have a fundamental policy regarding investment in oil and gas. As a result, it is proposed that the current fundamental policy be eliminated.

     PROPOSED NON-FUNDAMENTAL POLICY. While the Funds propose eliminating the current fundamental policy, the Board has approved reclassifying each Fund's current fundamental policy regarding investment in oil and gas as a non-fundamental policy. By reclassifying the fundamental policy to a non-fundamental policy, the Funds would be able to make a change to the non-fundamental policy without the delay and cost of a shareholder meeting. The reclassification of each Fund's current fundamental policy to a non-fundamental policy is not expected to affect the management of the Fund. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

     ITEM 4 (o) - FUNDAMENTAL POLICY REGARDING INVESTMENTS IN ILLIQUID AND RESTRICTED SECURITIES

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's current fundamental policy regarding investments in illiquid and restricted securities.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
SDIT Corporate Daily Income, SDIT        No Fund may purchase restricted
Short-Duration Government, SDIT          securities (securities which must be
Intermediate-Duration Government, SDIT   registered under the Securities Act of
GNMA, SDIT Government II, INDEX S&P      1933 before they may be offered or sold
500 Index, INDEX Bond Index and SIT      to the public) or other illiquid
International Fixed Income Funds         securities except as described in its
                                         prospectus and statement of additional
                                         information (and as described in its
                                         statement of additional information for
                                         the INDEX S&P 500 Index and INDEX Bond
                                         Index Funds).

     PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

     ANALYSIS OF PROPOSED CHANGES. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The 1940 Act does not currently require the Funds to have a fundamental policy restricting investment in illiquid or restricted securities. As a result, it is proposed that the current fundamental policy be eliminated.

     PROPOSED NON-FUNDAMENTAL POLICY. While the Funds propose eliminating the current fundamental policy, the Board has approved amending the fundamental policy regarding investments in illiquid and restricted securities, by eliminating the restrictions for purchase of restricted securities and clarifying the policy for purchase of illiquid securities, and reclassifying it as a non-fundamental policy. Eliminating restrictions for purchase of restricted securities would provide the Funds with additional flexibility. The exception to securities registration requirements added by Rule 144A under the Securities Act of 1933 permits trading of restricted securities among institutional investors, such as the Funds, and this has created active markets in restricted securities, allowing certain restricted securities to be considered liquid under guidelines established by the Board of Trustees.

     In addition, making the restrictions on illiquid securities non-fundamental would give the Funds more flexibility in responding to changing regulatory requirements. For example, a number of years ago, the SEC permitted non-money market funds to increase the percentage of their assets that could be invested in illiquid securities from 10% to 15%. Should the SEC change its policy again, or should market conditions permit a change in this policy, it would be advantageous to the Funds to be able to make a change without the delay and cost of a shareholder meeting. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

     ITEM 4 (p) - FUNDAMENTAL POLICY MAKING ALL INVESTMENT LIMITATIONS IN PROSPECTUS FUNDAMENTAL

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's fundamental policy making all investment limitations in its prospectus fundamental.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
SIMT Large Cap Value, SIMT Large Cap     Each Fund's investment limitations in
Growth, SIMT Tax-Managed Large Cap,      its respective prospectus(es) are
SIMT Small Cap Value, SIMT Small Cap     fundamental.
Growth, SIMT Tax-Managed Small Cap,
SIMT Mid-Cap, SIMT Core Fixed Income,
SIMT High Yield Bond, STET Tax Free,
STET Institutional Tax Free, STET
California Tax Exempt, STET
Intermediate-Term Municipal, STET
Pennsylvania Municipal Bond and STET
Pennsylvania Tax Free Funds

     PROPOSED FUNDAMENTAL POLICY. None. It is proposed that the Funds' fundamental policy making the Funds' investment limitations in their prospectuses fundamental be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under the 1940 Act.

     ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are not required to adopt a policy requiring that all of its investment limitations in their prospectuses be classified as fundamental. Management believes that the current policy is unduly restrictive and may effectively prevent the Funds from taking advantage of new investment opportunities that are potentially beneficial to shareholders and available to other mutual funds. The proposed new policy would enable the Funds to make changes in policies in response to new market conditions or changes in the regulatory environment, subject to Board approval. If this change is approved, the Board of Trustees may take appropriate and timely action to amend, as necessary, and without the expense and delay associated with a shareholder meeting, the Funds' policies in the event any regulatory changes occur or new types of investments become available.

     ITEM 4 (q) - FUNDAMENTAL POLICY REQUIRING THAT AT LEAST 65% OF THE FUND'S ASSETS BE INVESTED IN PARTICULAR TYPES OF SECURITIES

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's fundamental policy that requires the Fund to invest at least 65% of its assets in particular types of securities.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
SDIT GNMA Fund                           The Fund may not invest less than 65%
                                         of its assets in GNMA securities.

     PROPOSED FUNDAMENTAL POLICY. None. It is proposed that the Fund's fundamental policy that requires the Fund to invest at least 65% of its assets in particular types of securities be eliminated.

     ANALYSIS OF PROPOSED CHANGES. Pursuant to Rule 35d-1 under the 1940 Act, a fund is required to adopt a policy to invest, under normal circumstances, at least 80% of the value of its assets in particular types of investments, in investments in a particular industry, or investments in a particular country or geographic region, as suggested by its name. This policy may either be a fundamental policy or the fund may adopt a non-fundamental policy coupled with a policy to provide fund shareholders with at least 60 days' prior notice of any change in this policy. The Fund has adopted a policy to invest its assets as required under the 1940 Act, and to provide shareholders with at least 60 days' prior notice of any change to its policy. Management believes that the current policy is unduly restrictive and this policy may effectively prevent the Board of Trustees from taking appropriate and timely action to amend, as necessary, and without the expense and delay associated with a shareholder meeting, the Fund's policy in the event that any regulatory changes occur or new types of investments become available. The Fund will continue to invest its assets consistent with the requirements of Rule 35d-1.

     ITEM 4 (r) - FUNDAMENTAL POLICY REQUIRING THE MUNICIPAL FUNDS TO BE FULLY INVESTED IN OBLIGATIONS WHICH PRODUCE INTEREST THAT IS EXEMPT FROM BOTH FEDERAL AND STATE INCOME TAXES

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's fundamental policy that requires a Fund to be fully invested in obligations which produce interest that is exempt from both federal and state income taxes.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------

STET California Municipal Bond Fund      The Fund must be fully invested in
                                         obligations which produce interest that
                                         is exempt from both Federal and
                                         California state income taxes.

STET Massachusetts Municipal Bond Fund   The Fund must be fully invested in
                                         obligations which produce interest that
                                         is exempt from both Federal and
                                         Massachusetts state income taxes.

STET New Jersey Municipal Bond Fund      The Fund must be fully invested in
                                         obligations which produce interest that
                                         is exempt from both Federal and New
                                         Jersey state income taxes.

STET New York Municipal Bond Fund        The Fund must be fully invested in
                                         obligations which produce interest that
                                         is exempt from both Federal and New
                                         York state and city income taxes.

STET Pennsylvania Municipal Bond Fund    The Fund must be fully invested in
                                         obligations which produce interest that
                                         is exempt from both Federal and
                                         Pennsylvania state income taxes.

     PROPOSED FUNDAMENTAL POLICY. The chart below describes each applicable Fund's proposed fundamental policy.

                FUNDS                          PROPOSED FUNDAMENTAL POLICY
                -----                          --------------------------
STET California Municipal Bond Fund      At least 80% of its net assets is
                                         invested in obligations which produce
                                         interest that is exempt from both
                                         Federal and California state income
                                         taxes.

STET Massachusetts Municipal Bond Fund   At least 80% of its net assets is
                                         invested in obligations which produce
                                         interest that is exempt from both
                                         Federal and Massachusetts state income
                                         taxes.

STET New Jersey Municipal Bond Fund      At least 80% of its net assets is
                                         invested in obligations which produce
                                         interest that is exempt from both
                                         Federal and New Jersey state income
                                         taxes.

                FUNDS                          PROPOSED FUNDAMENTAL POLICY
                -----                          --------------------------
STET New York Municipal Bond Fund        At least 80% of its net assets is
                                         invested in obligations which produce
                                         interest that is exempt from both
                                         Federal and New York state and city
                                         income taxes.

STET Pennsylvania Municipal Bond Fund    At least 80% of its net assets is
                                         invested in obligations which produce
                                         interest that is exempt from both
                                         Federal and Pennsylvania state income
                                         taxes.

     ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, a fund with a name that suggests that its distributions are exempt from both Federal and state income tax, such as the STET California Tax Exempt Fund, must have a fundamental policy to invest, under normal circumstances, either: (i) at least 80% of the value of its assets in investments the income from which is exempt from both Federal income tax and the income tax of the named state; or (ii) invest its assets so that at least 80% of the income that it distributes will be exempt from both Federal income tax and the income tax of the named state. The Funds' current policy is more restrictive in that it requires that all of the Funds' assets be invested in obligations that produce income that is exempt from both Federal and state income taxes. As a result, it is proposed that the Funds' investment policy be amended to provide the Funds more flexibility. However, it is not expected that the changes in this fundamental policy will materially change the manner in which the Funds are managed.

     ITEM 4 (s) - FUNDAMENTAL POLICY THAT THE FUNDS MUST ABIDE BY THEIR MATURITY RESTRICTIONS AND INVEST SOLELY IN INVESTMENTS PERMITTED BY THEIR PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's fundamental policy that requires a Fund to abide by its maturity restrictions and invest solely in investments permitted by its prospectus and statement of additional information.

                FUNDS                          CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
STET Intermediate-Term Municipal and     The Fund must abide by its maturity
STET Pennsylvania Municipal Bond Funds   restrictions and invest solely in the
                                         permitted investments in its statement
                                         of additional information and
                                         prospectuses.

     PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

     ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are not required to adopt a fundamental policy requiring the Funds to abide by maturity restrictions and to invest solely in investments permitted by their prospectus and statement of additional information. Management believes that the current policy is unduly restrictive and may effectively prevent the Funds from taking advantage of new investment opportunities that are potentially beneficial to shareholders and available to other mutual funds. The proposed new policy would enable the Funds to make changes in policies in response to new market conditions or changes in the regulatory environment, subject to Board approval. If this change is approved, the Board of Trustees may take appropriate and timely action to amend, as necessary, and without the delay and cost of a shareholder meeting, the Funds' policies in the event any regulatory changes occur or new types of investments become available.

     PROPOSED NON-FUNDAMENTAL POLICY. While the Funds propose eliminating the current fundamental policy, the Board has approved reclassifying each Fund's current fundamental policy regarding investing solely in investments permitted by its prospectus and statement of additional information and abiding by its maturity restriction as a non-fundamental policy. By reclassifying the fundamental policy to a non-fundamental policy, the Funds would be able to make a change to the non-fundamental policy without the delay and cost of a shareholder meeting. The reclassification of each Fund's current fundamental policy to a non-fundamental policy is not expected to affect the management of the Fund. Accordingly, should Shareholders approve this Proposal, the non-fundamental policy described in Exhibit E will take effect.

     ITEM 4 (t) - FUNDAMENTAL POLICY THAT THE FUND MAY ONLY PURCHASE SECURITIES WITH A REMAINING MATURITY OF 365 DAYS OR LESS

     CURRENT FUNDAMENTAL POLICY. The chart below describes each applicable Fund's fundamental policy that requires the Fund to only purchase securities with a remaining maturity of 365 days or less.

                FUND                           CURRENT FUNDAMENTAL POLICY
                -----                          --------------------------
SLAT Prime Obligation Fund               The Fund may only purchase securities
                                         with a remaining maturity of 365 days
                                         or less.

     PROPOSED FUNDAMENTAL POLICY.  None.

     ANALYSIS OF PROPOSED CHANGES. Rule 2a-7 under the 1940 Act currently requires money market funds, such as the SLAT Prime Obligation Fund, to limit their investments to securities with remaining maturities of 397 days or less, and maintain a dollar-weighted average maturity of 90 days or less. The Fund's current fundamental policy is more restrictive than the 1940 Act and Rule 2a-7 currently require. As a result, it is proposed that the current fundamental policy be eliminated. The Fund will continue to be subject to the requirements of Rule 2a-7.

     TRUSTEES' CONSIDERATIONS. In unanimously approving the elimination or reclassification of the Funds' fundamental policies and restrictions, the Trustees considered the flexibility that the Funds would have under the proposed fundamental policies. In particular, the Trustees considered that the Funds would be able to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost of a shareholder meeting.

      THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" EACH
                               ITEM OF PROPOSAL 4.

                             INFORMATION CONCERNING
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

     PricewaterhouseCoopers LLP ("PwC") serves as the independent registered public accounting firm for SAAT, SLAT, SIMT and SIT, and Ernst & Young LLP ("E&Y") serves as the independent registered public accounting firm for INDEX, STET and SDIT. PwC conducts annual audits of the respective Trusts' financial statements, reviews the respective Trusts' filings with the SEC, and consults with the respective Trusts as to matters of accounting and federal and state income taxation. E&Y audits the respective Trusts' financial statements, assists in the preparation of the respective Trusts' filings with the SEC, and consults with the respective Trusts as to matters of accounting and federal and state income taxation.

     Representatives of PwC and E&Y are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     AUDIT FEES. Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by PwC and E&Y to the respective Trusts for which they serve as an independent registered public accounting firm for the audit of the Trusts' annual financial statements or services that are normally provided by PwC and E&Y in connection with statutory and regulatory filings or engagements for those years.

TRUST                               FEE AND FISCAL YEAR                FEE AND FISCAL YEAR
-----                         -------------------------------    --------------------------------
SEI Liquid Asset Trust        $25,300 for June 30, 2004          $33,575 for June 30, 2003
SEI Tax Exempt Trust          $138,300 for August 31, 2003       $127,000 for August 31, 2002
SEI Daily Income Trust        $128,000 for January 31, 2004      $115,500 for January 31, 2003
SEI Index Funds               $27,600 for March 31, 2004         $23,100 for March 31, 2003
SEI Asset Allocation Trust    $100,220 for March 31, 2004        $45,550 for March 31, 2003
SEI Institutional             $135,140 for September 30, 2003    $148,700 for September 30, 2002
   Managed Trust
SEI Institutional             $100,450 for September 30, 2003    $86,500 for September 30, 2002
   International Trust

     AUDIT-RELATED FEES. Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by PwC and E&Y to the respective Trusts for which they serve as an independent registered public accounting firm that are reasonably related to the performance of the audit of the Trusts' financial statements and are not reported under "Audit Fees" above.

TRUST                               FEE AND FISCAL YEAR                FEE AND FISCAL YEAR
-----                         -------------------------------    --------------------------------
SEI Liquid Asset Trust        $262,502* for June 30, 2004        $0 for June 30, 2003
SEI Tax Exempt Trust          $0 for August 31, 2003             $0 for August 31, 2002
SEI Daily Income Trust        $0 for January 31, 2004            $0 for January 31, 2003
SEI Index Funds               $0 for March 31, 2004              $0 for March 31, 2003
SEI Asset Allocation Trust    $108,007* for March 31, 2004       $0 for March 31, 2003
SEI Institutional             $0 for September 30, 2003          $0 for September 30, 2002
   Managed Trust
SEI Institutional             $0 for September 30, 2003          $0 for September 30, 2002
   International Trust

----------
* Includes fees for the examination of the design of SEI's Anti-Money Laundering Program framework; 404 readiness assistance for SEI; and agreed upon procedures related to the requirement to perform an independent audit pursuant to Section 352 of the USA PATRIOT Act for the Funds.

     Below are the aggregate fees billed by PwC and E&Y for services rendered to: (i) SIMC or to any entity controlling, controlled by or under common control with SIMC that provides ongoing services to SLAT, STET, SDIT, INDEX, SAAT, SIMT and SIT; (ii) Wellington Management or to any entity controlling, controlled by or under common control with Wellington Management that provides ongoing services to SDIT; (iii) Standish Mellon or to any entity controlling, controlled by or under common control with Standish Mellon that provides ongoing services to INDEX; and (iv) WPG or to any entity controlling, controlled by or under common control with WPG that provides ongoing services to STET (collectively referred to herein as "Affiliated Service Providers").

TRUST                               FEE AND FISCAL YEAR                FEE AND FISCAL YEAR
-----                         -------------------------------    --------------------------------
SEI Liquid Asset Trust        $0 for June 30, 2004               $0 for June 30, 2003
SEI Tax Exempt Trust          $0 for August 31, 2003             $0 for August 31, 2002
SEI Daily Income Trust        $0 for January 31, 2004            $0 for January 31, 2003
SEI Index Funds               $0 for March 31, 2004              $0 for March 31, 2003
SEI Asset Allocation          $0 for March 31, 2004              $2,964* for March 31, 2003
   Trust
SEI Institutional             $0 for September 30, 2003          $0 for September 30, 2002
   Managed Trust
SEI Institutional             $0 for September 30, 2003          $0 for September 30, 2002
   International Trust

----------
* Includes fees for services relating to State tax consequences of proposed SIMC restructuring.

     TAX FEES. PwC and E&Y did not render any tax compliance, tax advice or tax planning services to the Trusts for the two most recently completed fiscal years. PwC and E&Y did not render any such tax services to Affiliated Service Providers, which engagements relate directly to the operations and financial reporting of the Trusts for the two most recently completed fiscal years.

     ALL OTHER FEES. PwC and E&Y did not bill for other products and services, other than the services reported above, for each Trust's two most recently completed fiscal years. PwC and E&Y did not render other services to Affiliated Service Providers, which engagements relate directly to the operations and financial reporting of the Trusts for the Trusts' two most recently completed fiscal years.

     AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC and E&Y must be directly pre-approved by the Audit Committee.

     AGGREGATE NON-AUDIT FEES. Below are the aggregate non-audit fees billed in each of the last two fiscal years by PwC and E&Y for services rendered to the respective Trusts for which they serve as an independent registered public accounting firm and the respective Trust's Affiliated Service Providers.

TRUST                               FEE AND FISCAL YEAR                FEE AND FISCAL YEAR
-----                         -------------------------------    --------------------------------
SEI Liquid Asset Trust        $691,419 for June 30, 2004         $0 for June 30, 2003
SEI Tax Exempt Trust          $250,000 for August 31, 2003(1)    $0 for August 31, 2002
SEI Daily Income Trust        $60,000 for January 31, 2004(2)    $250,000 for January 31, 2003(1)
SEI Index Funds               $60,000 for March 31, 2004(2)      $250,000 for March 31, 2003(1)
SEI Asset Allocation Trust    $496,752 for March 31, 2004        $2,964 for March 31, 2003
SEI Institutional             $0 for September 30, 2003          $0 for September 30, 2002
   Managed Trust
SEI Institutional             $0 for September 30, 2003          $0 for September 30, 2002
   International Trust

----------
(1) Services were related to the preparation of third-party compliance reports for certain Affiliated Service Providers.
(2) Services were related to the preparation of a SAS-70 report on certain Affiliated Service Providers' operations.

     BOARD CONSIDERATION OF NON-AUDIT SERVICES. During the past fiscal year, all non-audit services provided by PwC and E&Y to any Affiliated Service Providers were pre-approved by the Trusts' Audit Committee. Included in the Audit Committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining PwC's and E&Y's independence, respectively.

              GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

     INFORMATION ABOUT OFFICERS OF THE TRUSTS. The chart below provides basic information about each Trust's current officers. The mailing address of each officer is One Freedom Valley Drive, Oaks, PA 19456.

                                                                                                    NUMBER OF
                                                                                                    FUNDS IN
                                                                                                    THE FUND
                      POSITION       TERM OF OFFICE                PRINCIPAL OCCUPATION             COMPLEX
                      WITH THE        AND LENGTH OF                      DURING THE                  TO BE
NAME AND AGE           TRUSTS         TIME SERVED                    PAST FIVE YEARS                OVERSEEN
------------        ------------   -------------------   ----------------------------------------   --------
Edward D.           President      No set term;          Executive Vice President and                  68
Loughlin; 53        and Chief      served SEI            President--Asset Management Division of
                    Executive      Daily Income          SEI since 1993. Director and President
                    Officer        Trust since 1982;     of SIMC since 2004. Chief Executive
                                   SEI Asset             Officer of SEI Investments Fund
                                   Allocation Trust      Management and Director of SEI
                                   since 1995; SEI       Investments Distribution Co. since 2003.
                                   Index Funds since     Executive Vice President of SEI
                                   1985; SEI             Investments Fund Management, 1994-2003.
                                   Institutional         Executive Vice President of SIMC,
                                   International Trust   1994-2004.
                                   since 1988; SEI
                                   Institutional
                                   Managed Trust since
                                   1986; SEI Liquid
                                   Asset Trust since
                                   1995; SEI Tax
                                   Exempt Trust since
                                   1982.

Timothy D.          Vice           No set term; served   General Counsel and Secretary of SIMC         68
Barto; 36           President      since 1999.           and SEI Investments Fund Management
                    and                                  since 2004. Vice President of SIMC and
                    Secretary                            SEI Investments Fund Management since
                                                         2001. Vice President and Assistant
                                                         Secretary of SEI since 2001. Assistant
                                                         Secretary of SIMC, SEI Investments Fund
                                                         Management and SEI Investments
                                                         Distribution Co. and Vice President of
                                                         SEI Investments Distribution Co.,
                                                         1999-2003. Associate, Dechert Price &
                                                         Rhoads (law firm), 1997-1999.

                                                                                                    NUMBER OF
                                                                                                    FUNDS IN
                                                                                                    THE FUND
                      POSITION       TERM OF OFFICE                PRINCIPAL OCCUPATION             COMPLEX
                      WITH THE        AND LENGTH OF                      DURING THE                  TO BE
NAME AND AGE           TRUSTS         TIME SERVED                    PAST FIVE YEARS                OVERSEEN
------------        ------------   -------------------   ----------------------------------------   --------
Lydia A.            Vice           No set term;          Vice President and Assistant Secretary        68
Gavalis; 40         President      served since          of SEI and SIMC since 1998. Assistant
                    and            1998.                 Secretary of SEI Investments Fund
                    Assistant                            Management since 1998. Vice President of
                    Secretary                            SEI Investments Fund Management and SEI
                                                         Investments Distribution Co. and
                                                         Assistant Secretary of SEI Investments
                                                         Distribution Co., 1998-2003.

Christine M.        Vice           No set term;          Vice President and Assistant Secretary        68
McCullough; 43      President      served since          of SEI since 2000. Vice President and
                    and            1999.                 Assistant Secretary of SIMC since 1999.
                    Assistant                            Vice President and Assistant Secretary
                    Secretary                            of SEI Investments Fund Management and
                                                         SEI Investments Distribution Co.,
                                                         1999-2003. Associate, White and Williams
                                                         LLP (law firm), 1991-1999.

William E.          Vice           No set term;          Assistant Secretary of SIMC and SEI           68
Zitelli, Jr.; 36    President      served since          Investments Fund Management since 2000.
                    and            2001.                 Vice President and Assistant Secretary
                    Assistant                            of SEI since 2000. Vice President of
                    Secretary                            SIMC, SEI Investments Fund Management
                                                         and SEI Investments Distribution Co. and
                                                         Assistant Secretary of SEI Investments
                                                         Distribution Co., 2000-2003. Vice
                                                         President, Merrill Lynch & Co. Asset
                                                         Management Group, 1998-2000.

John Munera; 41     Vice           No set term;          Global AML Compliance Officer at SEI          68
                    President      served since          since March 2002. Middle Office
                    and            2002.                 Compliance Officer at SEI, July 2000 to
                    Assistant                            December 2002. Supervising Examiner at
                    Secretary                            Federal Reserve Bank of Philadelphia,
                                                         1998-2000.

Peter (Pedro) A.    Controller     No set term;          Director, Fund Accounting and                 68
Rodriguez; 42       and Chief      served since          Administration, SEI Investments Global
                    Financial      2003.                 Funds Services, March 1997 to April 2002
                    Officer                              and September 2002 to present. Vice
                                                         President, Fund Administration,
                                                         BlackRock Financial Management, April
                                                         2002 to September 2002.

John J. McCue; 41   Vice           No set term;          Director of Portfolio Implementations         68
                    President      served since          for SIMC, August 1995 to present.
                                   2004.                 Managing Director of Money Market
                                                         Investments for SIMC, January 2003 to
                                                         present.

Thomas D.           Chief          Not set term;         Chief Compliance Officer and Assistant        68
Jones; 39           Compliance     served since          Secretary of SIMC since March 2004.
                    Officer        2004.                 First Vice President, Merrill Lynch
                                                         Investment Managers (Americas),
                                                         1992-2004.

     TRUSTEE AND OFFICER FUND OWNERSHIP. As of June 30, 2004, each Trust's Trustees and officers, collectively, owned less than one percent (1%) of the outstanding shares of each Fund.

     DISTRIBUTION. SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI, acts as the distributor of the Funds, and is an affiliate of SIMC.

     FUND TRANSACTIONS. The Bond Index Fund of INDEX, the Short-Duration Government, Intermediate-Duration Government, GNMA and Corporate Daily Income Funds of SDIT, and the California Tax Exempt, Tax Free, Institutional Tax Free and Pennsylvania Tax Free Funds of STET did not pay any brokerage commissions to an affiliate during their last fiscal year.

     ADMINISTRATOR. SEI Investments Fund Management ("SIFM"), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Funds' administrator and is a wholly-owned subsidiary of SEI and an affiliate of SIMC. The chart below provides the fees paid by the Bond Index Fund of INDEX, the Short-Duration Government, Intermediate-Duration Government, GNMA and Corporate Daily Income Funds of SDIT, and the California Tax Exempt, Tax Free, Institutional Tax Free and Pennsylvania Tax Free Funds of STET to SIFM for administration services for each Fund's last fiscal year.

FUND                                                                    FEES PAID TO SIFM
----                                                                    -----------------
INDEX Bond Index Fund                                          $230,000 (after waiver of $57,000)

SDIT Short-Duration Government Fund                           $1,163,000 (after waiver of $35,000)

SDIT Intermediate-Duration Government Fund                                  $574,000

SDIT GNMA Fund                                                             $1,052,000

SDIT Corporate Daily Income Fund                               $895,000 (after waiver of $335,000)

STET California Tax Exempt Fund                                 $64,000 (after waiver of $9,000)

STET Tax Free Fund                                                             $0

STET Institutional Tax Free Fund                             $3,913,000 (after waiver of $1,403,000)

STET Pennsylvania Tax Free Fund                                $152,000 (after waiver of $40,000)

     5% SHAREHOLDERS. As of August 17, 2004, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of each Fund's outstanding shares. The Funds believe that most of the shares referred to above were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
SEI LIQUID ASSET TRUST

TREASURY SECURITIES FUND

Mitchell Sinkler & Starr                            10,156,573.0000                       26.70%
Attn: Andy Alamia
Two Penn Center Plaza Suite 1320
Philadelphia, PA 19102

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
City National Bank as Fiduciary                      7,604,944.8700                       19.99%
for Various Accounts
Attn: Trust Ops/Mutual Funds
P.O. Box 60520
Los Angeles, CA 90060-0520

SEI Private Trust Company                            5,413,421.3600                       14.23%
c/o SEI Corporation
P.O. Box 1100
Oaks, PA 19456-1100

Professional Investment Management, Inc.             4,608,448.0700                       12.11%
Agent For Various Owners Specifically
Identified on SEI Trust 3000
ID's 611,613,617
3455 Mill Run Dr. Suite 311
Hilliard, OH 43026-9082

National City Trust Money                            3,929,096.6200                       10.33%
Market/5312
410 West 150th St
Cleveland, OH 44135

PRIME OBLIGATION FUND

SEI Private Trust Company                          640,334,518.7230                       74.61%
c/o SEI Corporation
P.O. Box 1100
Oaks, PA 19456-1100

SEI TAX EXEMPT TRUST

SHORT DURATION MUNICIPAL FUND

SEI Private Trust Company                            3,552,949.9830                       57.20%
One Freedom Valley Drive
Oaks, PA 19456

SEI Asset Allocation Trust Tax-Managed               1,007,152.4810                       16.21%
Conservative Strategy Fund
Attn: Jack McCue
One Freedom Valley Drive
Oaks, PA 19456

SEI Asset Allocation Trust Tax-Managed                 576,615.8400                        9.28%
Moderate Strategy Fund
Attn: Jack McCue IMU
One Freedom Valley Drive
Oaks, PA 19456

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
SEI Investments Company                                503,262.6590                        8.10%
Attn: Robert Silvestri
Seed Money
One Freedom Valley Drive
Oaks, PA 19456

SEI Asset Allocation Trust Tax-Managed                 489,584.6310                        7.88%
Defensive Strategy Fund
Attn: Jack McCue
One Freedom Valley Drive
Oaks, PA 19456

MASSACHUSETTS MUNICIPAL BOND FUND

SEI Private Trust Company                            3,668,753.0740                       91.94%
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                              226,001.0420                        5.66%
c/o HDCM Attn: Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

MASSACHUSETTS MUNICIPAL BOND FUND - CLASS B

SEI Private Trust Company                           57,821,981.7000                       91.82%
Attn: Ian Weiss
One Freedom Valley Drive
Oaks, PA 19456

Reich & Tang Services Inc.                           5,002,250.9200                        7.94%
FBO Various Customers
600 Fifth Avenue
New York, NY 10020-2302

TAX-FREE FUND

SEI Private Trust Company                          348,822,816.0700                       44.16%
c/o SEI Corporation
P.O. Box 1100
Oaks, PA 19456-1100

Naidot & Co.                                       335,216,669.0000                       42.44%
c/o Bessemer Trust Company
Attn: Peter Scully
630 Fifth Avenue, 38th Floor
New York, NY 10111-0100

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
TAX FREE FUND - CLASS B

SEI Trust                                          115,372,443.5000                       43.57%
c/o Chevy Chase Trust
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                           38,198,536.5400                       14.43%
One Freedom Valley Drive
Oaks, PA 19456

Muir & Co.                                          20,873,944.1200                        7.88%
c/o Frost National Bank
P.O. Box 2479
San Antonio, TX 78298-2479

SEI Private Trust Company                           20,207,924.2500                        7.63%
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                           16,852,940.5000                        6.36%
Attn: Ian Weiss
One Freedom Valley Drive
Oaks, PA 19456

INSTITUTIONAL TAX-FREE FUND

SEI Private Trust Company                          153,576,132.4600                       17.93%
Attn: April Johnson/Maureen Burns
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                           54,100,653.4600                        6.32%
c/o UBS Paine Webber
Attn Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

Kanaly Trust Company                                52,718,151.0000                        6.15%
Attn: Meghan Arnold
4550 Post Oaks Place, Suite 139
Houston, TX 77027-3163

Lasalle National Trust, NA                          50,737,273.6300                        5.92%
P.O. Box 1443
Chicago, IL 60690-1443

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
First Union National Bank Customer FBO              45,791,277.3400                        5.35%
(Old FFB Accts) A/C 9888888881
1525 W Wt harris Blvd CMG NC 1151
Charlotte, NC 28262-8522

INSTITUTIONAL TAX FREE FUND - CLASS C

Citizens Bank - MA                                   4,667,995.8600                       19.13%
Cash Management Operations
1 Citizens Drive
Riverside, RI 02915-3019

Sterling Bank                                        4,441,339.6600                       18.20%
Attn: Joe Klingen
15000 Northwest Freeway
Houston, TX 77040-3299

The Bancorp Com Bank                                 2,635,205.3000                       10.80%
Attn: Kim Walke
405 Silverside Rd
Wilmington, DE 19809-1768

First Victoria National Bank                         1,912,581.6700                        7.84%
Attn: Grace Pantel
P.O. Box 1338
Victoria, TX 77902-1338

Brenham National Bank                                1,504,533.4500                        6.17%
Attn: Operations Department
P.O. Box 2568
Brenham, TX 77834-2568

SEI Private Trust Company                            1,410,216.9500                        5.78%
Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

Monroe County Bank                                   1,344,529.0300                        5.51%
Attn: Financial Management Services
120 E. Kirkwood Ave
Bloomington IN 47408-3551

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
CALIFORNIA TAX-EXEMPT FUND

SEI Private Trust Company                            6,354,983.9000                       29.10%
FBO 601 Banks
Attn: Eileen Carlucci
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                            5,027,915.3800                       23.02%
c/o Laird Norton
Attn: Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

CA Tax Free Fund Inc Fund                            5,009,299.0000                       22.94%
Attn: Shawn McCafferty
2 Avenue de Lafayette
4 North
Boston, MA 02111-1724

Kanaly Trust Company                                 2,932,015.0000                       13.43%
Attn: Meghan Arnold
4550 Post Oak Place, Suite 139
Houston, TX 77027

SEI Private Trust Company                            1,477,737.7600                        6.77%
Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

CALIFORNIA TAX EXEMPT FUND - CLASS C

North Valley Bancorp                                   405,226.6300                       88.58%
Attn: Liz Gowen
1327 South St
Redding, CA 96001-1979

First National Bank                                     52,231.6600                       11.42%
5900 LA Place CT Ste 200
Carlsbad, CA 92008-8832

INTERMEDIATE TERM MUNICIPAL FUND

SEI Private Trust Company                           68,811,474.1400                       83.33%
One Freedom Valley Drive
Oaks, PA 19456

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
SEI Private Trust Company                            4,671,056.8060                        5.66%
One Freedom Valley Drive
Oaks, PA 19456

PENNSYLVANIA MUNICIPAL BOND FUND

Sheldon & Co                                         1,991,900.0500                       42.32%
c/o National City Bank
P.O. Box 94984
Cleveland, OH 44101-4984

SEI Private Trust Company                              467,591.8440                        9.93%
One Freedom Valley Drive
Oaks, PA 19456

East Stroudsburg Savings Association                   460,644.4380                        9.79%
Asset Management & Trust Services
744 Main St
Stroudsburg PA 18360

ACNB Company                                           370,715.7830                        7.88%
Adams County National Bank
P.O. Box 4566
Gettysburg, PA 17325-4566

Sheldon & Co                                           285,169.1570                        6.06%
National City Bank TTEE Trust Mutual Funds
P.O. Box 94984
Cleveland, OH 44101-4984

SEI Private Trust Company                              257,653.7280                        5.47%
One Freedom Valley Drive
Oaks, PA 19456

PENNSYLVANIA MUNICIPAL BOND FUND - CLASS A

SEI Private Trust Company                            5,072,900.9880                       95.28%
One Freedom Valley Drive
Oaks, PA 19456

PENNSYLVANIA TAX FREE FUND

Lawood & Co.                                         5,183,974.0500                       41.90%
c/o Woodlands Bank
Attn: David Bartges
2450 E. Third Street
Williamsport, PA 17701-4006

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
SEI Private Trust Company                            4,378,029.0000                       35.38%
Attn: Ian Weiss
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                            1,026,348.7900                        8.29%
One Freedom Valley Drive
Oaks, PA 19456

Sentrust/Sentry Trust Company                          626,363.2300                        5.06%
785 5th Ave
Chambersburg, PA 17201-4232

PENNSYLVANIA TAX FREE FUND - CLASS B

SEI Private Trust Company                           22,806,389.2800                       70.19%
FBO 601 Banks
Attn: Eileen Carlucci
One Freedom Valley Drive
Oaks, PA 19456

Reich & Tang Services Inc.                           6,336,824.9700                       19.50%
FBO Various Customers
600 Fifth Avenue
New York, NY 10020-2302

SEI Private Trust Company                            3,347,153.5100                       10.30%
Attn: Ian Weiss
One Freedom Valley Drive
Oaks, PA 19456

NEW JERSEY MUNICIPAL BOND FUND

SEI Private Trust Company                            6,730,557.4350                       95.45%
One Freedom Valley Drive
Oaks, PA 19456

NEW YORK MUNICIPAL BOND FUND

SEI Private Trust Company                            8,746,052.0520                       95.10%
One Freedom Valley Drive
Oaks, PA 19456

CALIFORNIA MUNICIPAL BOND FUND

SEI Private Trust Company                            1,206,137.1440                        6.85%
One Freedom Valley Drive
Oaks, PA 19456

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
SEI Private Trust Company                           16,340,494.9870                       92.76%
One Freedom Valley Drive
Oaks, PA 19456

SEI DAILY INCOME TRUST

MONEY MARKET FUND

SEI Private Trust Company                          247,252,167.2900                       49.51%
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                           80,712,100.0200                       16.16%
Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

CAMCO                                               36,705,326.0500                        7.35%
c/o CT Trust Services
80 West St Ste 201
Rutland, VT 05701

MONEY MARKET FUND - CLASS B

SEI Private Trust Company                           54,802,747.7500                       44.84%
Attn: Ian Weiss
One Freedom Valley Drive
Oaks, PA 19456

Citizens Bank of Massachusetts                      11,312,240.3000                        9.26%
Private Client Group
Attn: Karen Crowley-Soto
53 State St. Fl 7
Boston, MA 02109-2804

Colorado Business Bank                              10,204,944.5600                        8.35%
Attn: Brenda Thayer
821 17th St
Denver, CO 80202-3040

Mercantile Trust & Savings Bank                      9,321,070.9600                        7.63%
Attn: Scott Reinold
440 Maine St
Quincy, IL 62301-3957

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
Citizens First Savings Bank                          9,018,657.9000                        7.38%
Attn: Don Jensen
525 Water Street
Port Huron, MI 48060-5434

SEI Private Trust Company                            6,327,343.2800                        5.18%
c/o SEI Corporation
P.O. Box 1100
One Freedom Valley Drive
Oaks, PA 19456

MONEY MARKET FUND - CLASS C

Citizens Bank - MA                                  44,807,414.1100                       26.51%
Cash Management Operations
1 Citizens Drive
Riverside, RI 02915-3019

Sun National Bank                                   17,732,329.1300                       10.49%
Toni Hill - Cash Management Dept
226 Landis Ave
Vineland, NJ 08360-8145

United Community Banks                              12,391,514.7900                        7.33%
Attn: Jeanette Garrett
P.O. Box 398
Blairsville GA 30514-0398

Ameriserv Trust & Financial Services Co.             9,478,422.3500                        5.61%
Attn: Sweep Desk
P.O. Box 520
Johnstown, PA 15907-0520

Provident Bank                                       9,390,000.0000                        5.55%
400 Bella Blvd
Montebello, NY 10901

Citizens Investment Services Corp. - RI              8,675,715.7700                        5.13%
Cash Management Operations
1 Citizens Drive
Riverside, RI 02915-3019

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
MONEY MARKET FUND - CLASS SWEEP

Sun National Bank                                   27,241,415.2100                       34.92%
Toni Hill - Cash Management Dept
226 Landis Ave
Vineland, NJ 08360-8145

United Community Banks                              13,155,280.3500                       16.86%
Attn: Jeanette Garrett
P.O. Box 398
Blairsville, GA 30514-0398

Missouri State Bank & Trust Company                  8,696,331.8700                       11.15%
Attn: Brenda Moake
100 S. 4th St
St. Louis, MO 63102-1800

Tri County Bank
Operations Center                                    6,976,098.3600                        8.94%
P.O. Box 909
Chico, CA 95927-0909

Texas Capital Bank National Association              4,596,386.2300                        5.89%
Attn: Jesse Cantu
6060 N Central Expy Ste 800
Dallas, TX 75206-5214

GOVERNMENT II FUND

United States Trust Company                        173,295,408.8700                       32.07%
Attn: Rich Lynch
P.O. Box 131
Boston, MA 02101-0131

PABL & Co.                                          88,275,924.9300                       16.34%
c/o Peabody & Arnold
Attn: Peggy Ohrenberger
50 Rowes Wharf
Boston, MA 02110-3339

Gilman                                              55,558,179.9100                       10.28%
c/o Charter Trust
P.O. Box 2530
Concord, NH 03302-2530

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
SEI Private Trust Company                           55,126,104.8300                       10.20%
c/o The Peoples Bank
One Freedom Valley Drive
Oaks, PA 19456

Fleet National Bank                                 43,860,468.6800                        8.12%
Attn: ACM Sweep Funds
P.O. Box 92800
Rochester, NY 14692-8900

SEI Private Trust Company                           35,531,833.6500                        6.58%
Attn: Ian Weiss
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                           28,783,637.5800                        5.33%
Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

GOVERNMENT II FUND - CLASS B

SEI Private Trust Company                           51,424,087.6300                       27.75%
Attn: Ian Weiss
One Freedom Valley Drive
Oaks, PA 19456

United States Trust Company                         48,503,958.9900                       26.17%
Attn: Rich Lynch
P.O. Box 131
Boston, MA 02101-0131

Compass Bank Treasury Management                    26,391,000.0000                       14.24%
Attn: Shirley Cain
P.O. Box 10566
Birmingham, AL 35296-0566

SEI Private Trust Company                           23,248,705.7500                       12.55%
c/o The Peoples Bank
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
CENCO                                               11,013,910.3700                        5.94%
c/o Compass Bank
Attn: Bobby Morris
P.O. Box 10566
Birmingham, AL 35296-0566

GOVERNMENT II FUND - CLASS C

Compass Bank Treasury Management                    26,719,000.0000                       55.85%
Attn: Shirley Cain
P.O. Box 10566
Birmingham, AL 35296-0566

CENCO                                               14,355,617.1400                       30.01%
c/o Compass Bank
Attn: Bobby Morris
P.O. Box 10566
Birmingham, AL 35296-0566

PRIME OBLIGATION FUND

Byrd & Co                                          441,696,169.4900                       14.61%
First Union National Bank
Sweeps Funds Processing - PA 4905
123 S. Broad St
Philadelphia, PA 19109

Byrd & Co                                          431,118,824.5200                       14.26%
First Union National Bank
Sweeps Funds Processing - PA 4905
123 S. Broad St
Philadelphia, PA 19109

SEI Private Trust Company                          300,470,264.8600                        9.94%
One Freedom Valley Drive
Oaks, PA 19456

The New Hillman Company                            280,647,435.1500                        9.28%
c/o Amalgamated Bank of New York
Attn: Rosemarie Rodin
11-15 Union Square
New York, NY 10459-2792

SEI Private Trust Company                          172,594,137.1700                        5.71%
One Freedom Valley Drive
Oaks, PA 19456

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
PRIME OBLIGATION FUND - CLASS B

Byrd & Co                                          200,405,959.0200                       32.46%
First Union National Bank
Sweeps Funds Processing - PA 4905
123 S. Broad St
Philadelphia, PA 19109

SEI Trust                                          101,017,768.7700                       16.36%
c/o Chevy Chase Trust
One Freedom Valley Drive
Oaks, PA 19456

Brotherhood Bank and Trust Company                  78,891,405.0100                       12.78%
Attn: Connie Herold
756 Minnesota Avenue
Kansas City, KS 66101-2704

Muir & Co.                                          32,322,947.0300                        5.24%
c/o Frost National Bank
P.O. Box 2479
San Antonio, TX 78298-2479

PRIME OBLIGATION FUND - CLASS C

SEI Private Trust Company                          261,527,870.3100                       32.86%
FBO Smith Barney Corporate Trust
One Freedom Valley Drive
Oaks, PA 19456

Citizens Bank                                      215,652,617.7400                       27.10%
Attn: Patty Neuenfeldt
328 South Saginaw St
MC 002081
Flint, MI 48502-1923

Sterling Bank                                       75,691,355.9700                        9.51%
Attn: Joe Klingen
15000 Northwest Freeway
Houston, TX 77040-3299

SEI Private Trust Company                           58,875,280.7600                        7.40%
Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
PRIME OBLIGATION FUND - CLASS S

First State Bank of Russellville                     5,919,276.3100                       16.55%
P.O. Box 10610
Russellville, AR 72812-0610

United Community Banks                               5,051,079.5000                       14.12%
Attn: Jeanette Garrett
P.O. Box 398
Blairsville, GA 30514-0398

Texas Capital Bank                                   2,781,283.7300                        7.77%
National Association
Attn: Jesse Cantu
6060 N. Central Expy Ste 800
Dallas, TX 75206-5214

Mahopac National Bank                                2,417,904.9800                        6.76%
630 Route 6
Mahopac, NY 10541-1651

Modesto Commerce Bank                                2,258,027.9600                        6.31%
1623 J St
Modesto, CA 95354-1126

SEI Private Trust Company                            2,217,233.7300                        6.20%
FBO 601 Banks
Attn: Eileen Carlucci
One Freedom Valley Drive
Oaks, PA 19456

Cathay Bank                                          2,215,133.8100                        6.19%
777 N. Broadway
Los Angeles, CA 90012-2819

Manufacturers Bank                                   2,136,116.3300                        5.97%
Customer Services
Attn: Edwin Sarao
515 S. Figueroa St. Fl 4
Los Angeles, CA 90071-3301

Rockingham Heritage Bank                             1,898,007.9100                        5.31%
110 University Blvd
Harrisonburg, VA 22801-3746

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
PRIME OBLIGATION FUND - CLASS H

SEI Private Trust Company                           39,540,050.1100                      100.00%
One Freedom Valley Drive
Oaks, PA 19456

GOVERNMENT FUND

SEI Private Trust Company                          165,328,942.4000                       38.47%
One Freedom Valley Drive
Oaks, PA 19456

People's Bank                                       77,466,083.6300                       18.03%
Attn: Trust Department, May Lou Varnum
850 Main Street, RC 13-505
Bridgeport, CT 06604-4917

Byrd & Co                                           32,893,249.5300                        7.65%
First Union National Bank
Sweeps Funds Processing - PA 4905
Penn Mutual Insurance Building
Philadelphia, PA 19106

SEI Private Trust Company                           32,405,462.0100                        7.54%
FBO 601 Banks
Attn: Eileen Carlucci
One Freedom Valley Drive
Oaks, PA 19456

Westwood Trust                                      32,109,406.4000                        7.47%
Attn: Operations
300 Crescent Court Ste 1300
Dallas, TX 75201-7871

SEI Private Trust Company                           23,325,005.4700                        5.43%
c/o Laird Norton
Attn: Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

GOVERNMENT FUND - CLASS B

Band and Co.                                        69,704,689.7600                       48.79%
Attn: Edward McIlveen
P.O. Box 1787
Milwaukee, WI 53201-1787

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
SEI Trust                                           28,585,095.2600                       20.01%
c/o Chevy Chase Trust
One Freedom Valley Drive
Oaks, PA 19456

Evergreen Bank                                      17,932,045.4600                       12.55%
301 E Lake Ave E
Seattle, WA 98109-5407

SEI Private Trust Company                            7,235,129.2700                        5.06%
FBO 601 Banks
Attn: Eileen Carlucci
One Freedom Valley Drive
Oaks, PA 19456

GOVERNMENT FUND - CLASS C

Sterling Bank                                       71,422,265.3700                       64.09%
Attn: Joe Klingen
15000 Northwest Freeway
Houston, TX 77040-3299

SWS Financial Services, Inc.                        16,486,570.3100                       14.79%
Attn: Kim Ramirez
1201 Elm St. Ste 3500
Dallas, TX 75270-2108

Pacific Western Bank                                 6,664,005.7100                        5.98%
5900 LA Place CT Ste 200
Carlsbad, CA 92008-8832

GOVERNMENT FUND - CLASS SWEEP

United Community Banks                              11,938,207.7300                       37.62%
Attn: Jeanette Garrett
P.O. Box 398
Blairsville, GA 30514-0398

Chelsea State Bank                                   8,612,657.6000                       27.14%
1010 S Main Street
Chelsea, MI 48118-1427

Manufacturers Bank
Customer Services                                    1,696,668.4300                        5.35%
Attn: Edwin Sarao
515 S. Figueroa St. Fl 4
Los Angeles, CA 90071-3301

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
TREASURY II FUND

The New Hillman Company                             71,929,348.5400                       22.63%
c/o Amalgamated Bank of New York
Attn: Rosemarie Rodin
11-15 Union Square
New York, NY 10459-2792

Naidot & Co.                                        71,418,627.2800                       22.47%
c/o Bessemer Trust Company
Attn: Peter Scully
630 Fifth Avenue, 38th Floor
New York, NY 10111-0100

Muir & Co.                                          50,535,575.5400                       15.90%
c/o Frost National Bank
Attn: Julia Warden
P.O. Box 2950
San Antonio, TX 78299-2950

SEI Private Trust Company                           36,442,540.3900                       11.47%
Attn: Ian Weiss
One Freedom Valley Drive
Oaks, PA 19456

Trulin & Co.                                        21,847,848.8800                        6.87%
c/o JP Morgan Manhattan Bank
Attn: Settlement Department
P.O. Box 1412
Rochester, NY 14603

TREASURY II FUND - CLASS B

Compass Bank Treasury Management                    61,173,000.0000                       44.89%
Attn: Shirley Cain
15 South 20th St, Suite 702
Birmingham, AL 35233-2000

Muir & Co.                                          23,177,770.9000                       17.01%
c/o Frost National Bank
P.O. Box 2479
San Antonio, TX 78298-2479

SEI Private Trust Company                           13,035,316.6800                        9.57%
Attn: Ian Weiss
One Freedom Valley Drive
Oaks, PA 19456

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
SEI Private Trust Company                           10,455,501.1600                        7.67%
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                            8,554,349.7700                        6.28%
FBO 601 Banks
Attn: Eileen Carlucci
One Freedom Valley Drive
Oaks, PA 19456

Band and Co.                                         8,023,900.8000                        5.89%
Attn: Edward McIlveen
P.O. Box 1787
Milwaukee, WI 53201-1787

TREASURY II FUND - CLASS C

Compass Bank Treasury Management                    45,865,000.0000                       80.20%
Attn: Shirley Cain
15 South 20th St, Suite 702
Birmingham, AL 35233-2000

CENCO                                                8,915,002.9900                       15.59%
c/o Compass Bank
Attn: Bobby Morris
P.O. Box 10566
Birmingham, AL 35296-0566

TREASURY FUND

CherryTrust & Co.                                  103,412,560.3900                       44.65%
c/o The Bank of Cherry Creek
Attn: Daniel Rich
3033 E 1st Avenue
Denver, CO 80206-5617

SEI Private Trust Company                           49,947,116.7400                       21.57%
Attn: Ian Weiss
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                           18,537,344.4100                        8.00%
One Freedom Valley Drive
Oaks, PA 19456

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
BMS and Company                                     16,673,068.0000                        7.20%
c/o Central Trust Bank
Attn: Trust Operations
P.O. Box 779
Jefferson City, MO 65102-0779

First Trust Division of                             15,690,836.6900                        6.77%
First Indiana Bank
3925 River Crossing Pkwy Ste 200
Indianapolis, IN 46240-2281

TREASURY FUND - CLASS B

Citizens Bank                                       99,081,038.7300                       48.68%
Attn: Patty Neuenfeldt
328 South Saginaw St MC002081
Flint, MI 48502-1923

SEI Trust                                           43,025,012.4800                       21.14%
c/o Chevy Chase Trust
One Freedom Valley Drive
Oaks, PA 19456

Band and Co.                                        18,967,297.1500                        9.32%
Attn: Edward McIlveen
P.O. Box 1787
Milwaukee, WI 53201-1787

SEI Private Trust Company                           10,913,142.5400                        5.36%
Attn: Ian Weiss
One Freedom Valley Drive
Oaks, PA 19456

TREASURY FUND - CLASS C

First Victoria National Bank                        17,409,328.5800                       20.59%
Attn: Grace Pantel
P.O. Box 1338
Victoria, TX 77902-1338

First National Bank & Trust of Newtown              11,541,690.5300                       13.65%
40 South State Street
P.O. Box 158
Newtown, PA 18940-0158

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
Citizens Bank - MA                                  10,296,869.4800                       12.18%
Cash Management Operations
1 Citizens Drive
Riverside, RI 02915-3019

Texas Capital Bank National Association              4,477,617.9900                        5.30%
Attn: Jesse Cantu
6060 N Central Expy Ste 800
Dallas, TX 75206-5214

Modesto Commerce Bank                                4,386,249.0300                        5.19%
1623 J Street
Modesto, CA 95354-1126

TREASURY FUND - CLASS S

Citizens Bank                                       58,305,745.6300                       50.59%
Attn: Patty Neuenfeldt
328 South Saginaw St MC002081
Flint, MI 48502-1923

City National Bank as Agent for                     16,730,238.8400                       14.52%
Various Accounts
Attn: Trust Ops/Mutual Funds
P.O. Box 60520
Los Angeles, CA 90060-0520

SWS Financial Services                               8,589,376.9100                        7.45%
Attn: Kim Ramirez
1201 Elm St. Ste 3500
Dallas, TX 75270-2108

South Central Bank                                   8,156,645.3000                        7.08%
525 W. Roosevelt Rd
Chicago, IL 60607-4905

United Community Banks                               6,207,712.1700                        5.39%
Attn: Jeanette Garrett
P.O. Box 398
Blairsville, GA 30514-0398

CORPORATE DAILY INCOME FUND

SEI Private Trust Company                           97,405,379.4440                       54.85%
One Freedom Valley Drive
Oaks, PA 19456

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
SEI Private Trust Company                            9,374,386.2300                        5.28%
Attn: Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SHORT-DURATION GOVERNMENT FUND

SEI Private Trust Company                           15,103,741.5010                       58.01%
One Freedom Valley Drive
Oaks, PA 19456

Capital City Trust Company                           2,543,203.5640                        9.77%
Attn: Linda Glessner
P.O. Box 1549
Tallahassee, FL 32302-1549

c/o Frost Bank                                       1,964,723.6300                        7.55%
Muir & Co.
P.O. Box 2479
San Antonio, TX 72898

INTERMEDIATE-DURATION GOVERNMENT FUND

SEI Private Trust Company                            4,029,360.2790                       37.12%
One Freedom Valley Drive
Oaks, PA 19456

National Fiduciary Services N.A.                     3,167,708.6800                       29.19%
Attn: Stephanie Crippen
10411 Westheimer Rd. Ste 200
Houston, TX 77042-3500

SEI Private Trust Company                            1,312,987.8590                       12.10%
One Freedom Valley Drive
Oaks, PA 19456

GNMA FUND

SEI Private Trust Company                            8,444,783.6880                       45.62%
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                            2,554,787.9830                       13.80%
Attn: Robert Silvestri
One Freedom Valley Drive
Oaks, PA 19456

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
SEI Private Trust Company                            1,319,298.5720                        7.13%
One Freedom Valley Drive
Oaks, PA 19456

SEI INDEX FUNDS

S&P 500 INDEX FUND - CLASS E

Nationwide Life Insurance Company                    4,505,064.8460                       17.18%
c/o NACO - IPO Portfolio Accounting
Attn: Denise Bradley
P.O. Box 18209
Columbus, OH 43218

SEI Private Trust Company                            2,922,905.3800                       11.15%
One Freedom Valley Drive
Oaks, PA 19456

Northern Trust                                       2,828,177.2620                       10.79%
FBO Harnischfeger Master Retirement
50 S LaSalle
Chicago, IL 60675-0001

Citibank NA TTEE for Moore Wallace                   2,253,841.3580                        8.60%
North America Inc. Master Retirement Trust
111 Wall Street 14/14
New York, NY 10043-1000

Nationwide Life Insurance Company                    1,751,746.8980                        6.68%
Nationwide GPVA
c/o IPO Portfolio Accounting
P.O. Box 18209
Columbus, OH 43218-2029

S&P 500 INDEX FUND - CLASS A

SEI Private Trust Company                           14,831,480.5520                       77.20%
One Freedom Valley Drive
Oaks, PA 19456

S&P 500 INDEX FUND - CLASS I

Wachovia Bank FBO                                       42,147.7340                       17.86%
Various Retirement Plans
98888888836 NC 1151
1525 West WT Harris Blvd
Charlotte, NC 28288-0001

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
Patterson & Co. Custodian SEI Trust                    39,644.8070                        16.79%
FBO The Clarks Companies NA
Employee Savings Plan
1525 West WT Harris Blvd NC 1151
Charlotte, NC 28288-0001

SEI Private Trust Company FBO                          35,569.4270                        15.07%
Elkem Metals Inc Retirement SP
1525 West WT Harris Blvd NC 1151
Charlotte, NC 28288-0001

SEI Private Trust Co FBO                               15,520.0480                         6.57%
West Michigan Gastroenterology
PC 401 Profit Sharing Plan
1525 West WT Harris Blvd
Charlotte, NC 28288-0001

Patterson & Co. Cust SPTC FBO                          15,113.0860                         6.40%
Life Insurance Co. Agent's Retirement Plan
1525 West WT Harris Blvd CMB 1151
Charlotte, NC 28288-0001

SEI Private Trust Company FBO                          13,370.5710                         5.66%
Fox Wackeen Seeley Sweet Beard Sobel LLP
401(k) Profit Sharing Plan
1525 West WT Harris Blvd NC 1151
Charlotte, NC 28288-0001

BOND INDEX FUND

SEI Private Trust Company                           1,339,717.4640                        21.54%
One Freedom Valley Drive
Oaks, PA 19456

Bank of Stockton Trust Department                     834,602.3690                        13.42%
P.O. Box 1110
Stockton, CA 95201-1110

SEI Private Trust Company                             540,952.7760                         8.70%
c/o HDCM Attn: Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                             539,408.4400                         8.67%
c/o Community Trust & Inv
One Freedom Valley Drive
Oaks, PA 19456

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
Muir & Co.                                              539,331.0540                       8.67%
c/o Frost National Bank
P.O. Box 2479
San Antonio, TX 78298-2479

Nabank & Co.                                            405,984.3420                       6.53%
Attn: Record Keeping
P.O. Box 2180
Tulsa, OK 74101-2180

SEI INSTITUTIONAL MANAGED TRUST

LARGE CAP GROWTH FUND

SEI Private Trust Company                           171,870,173.5760                      75.59%
One Freedom Valley Drive
Oaks, PA 19456

LARGE CAP GROWTH FUND - CLASS I

Wachovia Bank FBO                                       444,643.5310                      26.35%
Various Retirement Plans
98888888836 NC 1151
1525 West WT Harris Blvd
Charlotte, NC 28288-0001

Patterson & Co. Cust SPTC FBO                           338,519.4150                      20.06%
Life Insurance Co. Agent's Retirement Plan
1525 West WT Harris Blvd CMB 1151
Charlotte, NC 28288-0001

Patterson & Co. Custodian SEI Trust CO                  265,534.5740                      15.74%
FBO The Colony Resorts LVH
A/C 1055003796 NC 1151
1525 West WT Harris Blvd
Charlotte, NC 28288-0001

Patterson & Co. Custodian SEI Trust                     225,954.0930                      13.39%
FBO The Clarks Companies NA
Employee Savings Plan
1525 West WT Harris Blvd NC 1151
Charlotte, NC 28288-0001

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
SMALL CAP VALUE FUND

SEI Private Trust Company                           33,128,560.6720                       73.39%
One Freedom Valley Drive
Oaks, PA 19456

SMALL CAP VALUE FUND - CLASS I

SEI Private Trust Company FBO                           61,895.0060                       18.14%
Elkem Metals Inc Retirement SP
1525 West WT Harris Blvd NC 1151
Charlotte, NC 28288-0001

Patterson & Co. Cust SPTC FBO                           53,846.9570                       15.78%
Life Insurance Co. Agent's Retirement Plan
1525 West WT Harris Blvd CMB 1151
Charlotte, NC 28288-0001

Patterson & Co. Custodian SEI Trust FBO                 42,257.6510                       12.38%
The Clarks Companies NA
Employee Savings Plan
1525 West WT Harris Blvd NC 1151
Charlotte, NC 28288-0001

Patterson & Co. Cust SPTC FBO                           28,389.6650                        8.32%
Quantas Airways Limited
Capital Accumulation
c/o Doug Kelly
1700 W 82 St. Ste 125
Bloomington, MN 55431-1404

HIGH YIELD BOND FUND

SEI Private Trust Company                           94,261,152.7790                       70.86%
One Freedom Valley Drive
Oaks, PA 19456

LARGE CAP VALUE FUND

SEI Private Trust Company                          161,460,365.8370                       76.64%
One Freedom Valley Drive
Oaks, PA 19456

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
LARGE CAP VALUE FUND - CLASS I

Patterson & Co. Cust SPTC FBO                          242,826.3260                       24.00%
Life Insurance Co. Agent's Retirement Plan
1525 West WT Harris Blvd CMB 1151
Charlotte, NC 28288-0001

Wachovia Bank FBO                                      226,269.6660                       22.36%
Various Retirement Plans
98888888836 NC 1151
1525 West WT Harris Blvd
Charlotte, NC 28288-0001

Patterson & Co. Custodian SEI Trust                    142,657.1360                       14.10%
FBO The Clarks Companies NA
Employee Savings Plan
1525 West WT Harris Blvd NC 1151
Charlotte, NC 28288-0001

SEI Private Trust Company FBO                           88,197.8940                        8.72%
Elkem Metals Inc Retirement SP
1525 West WT Harris Blvd NC 1151
Charlotte, NC 28288-0001

CORE FIXED INCOME FUND

SEI Private Trust Company                          298,491,994.2660                       77.88%
One Freedom Valley Drive
Oaks, PA 19456

CORE FIXED INCOME FUND - CLASS I

Wachovia Bank FBO                                      268,179.0880                       28.60%
Various Retirement Plans
98888888836 NC 1151
1525 West WT Harris Blvd
Charlotte, NC 28288-0001

Patterson & Co. Cust SPTC FBO                          209,746.3270                       22.37%
Life Insurance Co. Agent's Retirement Plan
1525 West WT Harris Blvd CMB 1151
Charlotte, NC 28288-0001

SEI Private Trust Company FBO                           80,644.9370                        8.60%
Elkem Metals Inc Retirement SP
1525 West WT Harris Blvd NC 1151
Charlotte, NC 28288-0001

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
Patterson & Co. Cust SPTC FBO                           51,041.2140                        5.44%
Quantas Airways Limited
Capital Accumulation c/o Doug Kelly
1700 W 82 St. Ste 125
Bloomington, MN 55431-1404

SMALL CAP GROWTH FUND

SEI Private Trust Company                           36,457,559.1410                       56.62%
One Freedom Valley Drive
Oaks, PA 19456

Patterson & Co. Customer                             4,447,632.2960                        6.91%
SEI Trust Company FBO
Moore Wallace North America Inc.
A/C 1055003153
1525 West WT Harris Blvd CMB 1151
Charlotte, NC 28288-0001

SMALL CAP GROWTH FUND - CLASS I

Patterson & Co. Custodian                              194,037.0170                       35.00%
SEI Trust FBO The Clarks Companies
NA Employee Savings Plan
1525 West WT Harris Blvd NC 1151
Charlotte, NC 28288-0001

SEI Private Trust Company FBO                           74,787.2470                       13.49%
Elkem Metals Inc Retirement SP
1525 West WT Harris Blvd NC 1151
Charlotte, NC 28288-0001

Patterson & Co. Cust SPTC FBO                           59,761.6050                       10.78%
Life Insurance Co. Agent's Retirement Plan
1525 West WT Harris Blvd CMB 1151
Charlotte, NC 28288-0001

Patterson & Co. Cust SPTC FBO                           36,243.2740                        6.54%
Quantas Airways Limited
Capital Accumulation c/o Doug Kelly
1700 W 82 St. Ste 125
Bloomington, MN 55431-1404

Wachovia Bank FBO Various                               29,432.5180                        5.31%
Retirement Plans 98888888836 NC 1151
1525 West WT Harris Blvd
Charlotte, NC 28288-0001

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
MID-CAP FUND

SEI Private Trust Company                            1,080,252.5200                       55.59%
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                              148,880.5990                        7.66%
c/o Community Trust & Inv
One Freedom Valley Drive
Oaks, PA 19456

LARGE CAP GROWTH FUND

SEI Private Trust Company                          174,376,955.3990                       91.33%
One Freedom Valley Drive
Oaks, PA 19456

TAX-MANAGED SMALL CAP FUND

SEI Private Trust Company                           15,928,827.4120                       86.96%
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                            1,055,674.0730                        5.76%
One Freedom Valley Drive
Oaks, PA 19456

REAL ESTATE FUND

SEI Private Trust Company                            1,460,924.6010                       57.48%
One Freedom Valley Drive
Oaks, PA 19456

SEI Asset Allocation Moderate                          409,397,5950                       16.11%
Strategy Fund
Attn: Jack McCue
One Freedom Valley Drive
Oaks, PA 19456

SEI Asset Allocation Tax-Managed                       205,761.1210                        8.10%
Conservative Strategy Fund
Attn: Jack McCue
One Freedom Valley Drive
Oaks, PA 19456

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
SEI Asset Allocation Consevative                        159,555.6750                       6.28%
Strategy Fund
Attn: Jack McCue
One Freedom Valley Drive
Oaks, PA 19456

TAX-MANAGED LARGE CAP FUND - CLASS Y

SEI Private Trust Company                               479,928.8480                     100.00%
One Freedom Valley Drive
Oaks, PA 19456

SEI INSTITUTIONAL INTERNATIONAL TRUST

INTERNATIONAL EQUITY FUND

SEI Private Trust Company                           231,943,694.4510                      83.50%
One Freedom Valley Drive
Oaks, PA 19456

INTERNATIONAL EQUITY FUND - CLASS I

Patterson & Co. Cust SPTC FBO                            83,046.9600                      14.35%
Life Insurance Co. Agent's Retirement Plan
1525 West WT Harris Blvd CMB 1151
Charlotte, NC 28288-0001

SEI Private Trust Company FBO                            68,873.2480                      11.90%
Elkem Metals Inc Retirement SP
1525 West WT Harris Blvd NC 1151
Charlotte, NC 28288-0001

Wachovia Bank FBO                                        62,038.7290                      10.72%
Various Retirement Plans
98888888836 NC 1151
1525 West WT Harris Blvd
Charlotte, NC 28288-0001

Patterson & Co. Custodian SEI Trust                      59,633.4860                      10.30%
FBO The Clarks Companies NA
Employee Savings Plan
1525 West WT Harris Blvd NC 1151
Charlotte, NC 28288-0001

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
Patterson & Co. Custodian                               48,043.8410                        8.30%
SEI Trust FBO Anesthecare Inc.
Profit Sharing Plan
1525 West WT Harris Blvd 1151
Charlotte, NC 28288-0001

Patterson & Co Custodian                                46,552.2360                        8.04%
SEI Trust FBO J&J Distributing Co.
401(k) Plan
1525 West WT Harris Blvd 1151
Charlotte, NC 28288-0001

Patterson & Co. Cust SPTC FBO                           38,427.0710                        6.64%
Quantas Airways Limited
Capital Accumulation
c/o Doug Kelly
1700 W 82 St. Ste 125
Bloomington, MN 55431-1404

INTERNATIONAL FIXED INCOME FUND

SEI Private Trust Company                           63,627,949.7290                       84.03%
One Freedom Valley Drive
Oaks, PA 19456

EMERGING MARKETS EQUITY FUND

SEI Private Trust Company                           77,516,566.6970                       82.93%
One Freedom Valley Drive
Oaks, PA 19456

EMERGING MARKETS DEBT FUND

SEI Private Trust Company                           53,278,795.0140                       78.94%
One Freedom Valley Drive
Oaks, PA 19456

SEI ASSET ALLOCATION TRUST

DIVERSIFIED CONSERVATIVE INCOME FUND

The Annuity Fund of the PBA of the                   1,187,083.4380                       22.51%
City of New York
40 Fulton St. Lobby 2
New York, NY 10038-1850

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
SEI Private Trust Company                              642,274.8210                       12.18%
One Freedom Valley Drive
Oaks, PA 19456

DIVERSIFIED CONSERVATIVE INCOME FUND - CLASS D

SEI Private Trust Company                              315,882.1170                       27.58%
FBO 601 Banks
Attn: Eileen Carlucci
One Freedom Valley Drive
Oaks, PA 19456

Wachovia BK NA TTEES UAD 5/12/99                       288,957.6040                       25.23%
for Children's Healthcare of
Atlanta Option Plan
123 S. Broad St. 4903
Philadelphia, PA 19109-1029

SEI Private Trust Company                              117,135.6330                       10.23%
FBO 601 Banks
Attn: Eileen Carlucci
One Freedom Valley Drive
Oaks, PA 19456

Community Bank                                          68,819.6410                        6.01%
Custodian FBO Western Bank
6 Rhoads Dr
Utica, NY 13502-6317

DIVERSIFIED CONSERVATIVE FUND - CLASS A

Patterson & Co. Custodian                            1,352,040.9970                       16.45%
SEI Trust Company
FBO Moore Wallace North America Inc.
A/C 1055003153
1525 West WT Harris Blvd CMB 1151
Charlotte, NC 28288-0001

SEI Private Trust Company                              938,193.7620                       11.42%
Attn: Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

Patterson & Co. Cust SPTC FBO                          727,952.2280                        8.86%
FBO Alfa Mutual Insurance Company Savings
and Profit Sharing Plan
1525 West WT Harris Blvd CMB 1151
Charlotte, NC 28288-0001

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
SEI Private Trust Company                             609,678.3450                         7.42%
One Freedom Valley Drive
Oaks, PA 19456

Patterson & Co. Custodian SEI Trust FBO               439,997.1590                         5.35%
CLP Profit Sharing Plan and Savings Plan
1525 West WT Harris Blvd 1151
Charlotte, NC 28288-0001

Wells Fargo Bank NA FBO                               424,451.4540                         5.16%
SBC Management Corp Serp 10259500
P.O. Box 1533
Minneapolis, MN 55480

DIVERSIFIED CONSERVATIVE FUND - CLASS D

New Alliance Bank                                     135,127.3510                        15.53%
Attn: Joan Hemperly
195 Church St
New Haven, CT 06510-2009

Wachovia BK NA TTEES UAD 5/12/99                       87,711.3450                        10.08%
for Children's Healthcare of
Atlanta Option Plan
123 S. Broad St. 4903
Philadelphia, PA 19109-1029

Community Bank                                         76,259.7480                         8.77%
Custodian FBO Western Bank
6 Rhoads Dr
Utica, NY 13502-6317

Patterson & Co. Custodian SEI Trust                    64,274.8850                         7.39%
FBO Mabo Mining Co.
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

Community Bank NA as Custodian FBO                     76,259.7480                         8.77%
Western Bank PS Plan Benefits Plans
Administrators
6 Rhoads Dr
Utica, NY 13502-6317

SEI Private Trust Company                              55,719.3360                         6.41%
FBO 601 Banks
Attn: Eileen Carlucci
One Freedom Valley Drive
Oaks, PA 19456

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
DIVERSIFIED MODERATE GROWTH FUND - CLASS A

Patterson & Co. Custodian                           13,101,907.3990                       45.24%
SEI Trust Company FBO Moore Wallace
North America Inc.
A/C 1055003153
1525 West WT Harris Blvd CMB 1151
Charlotte, NC 28288-0001

SEI Private Trust Company                            2,703,798.4670                        9.34%
Attn: Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                            1,762,742.8960                        6.09%
One Freedom Valley Drive
Oaks, PA 19456

DIVERSIFIED MODERATE GROWTH FUND - CLASS D

Community Bank                                         151,630.0150                        8.90%
Custodian FBO Western Bank
6 Rhoads Dr
Utica, NY 13502-6317

SEI Private Trust Company                              120,229.1190                        7.05%
FBO 601 Banks Attn: Eileen Carlucci
One Freedom Valley Drive
Oaks, PA 19456

Patterson & Co Cust SEI Trust FBO                      113,372.9450                        6.65%
Travel Dynamics Inc 401(k) Plan
1525 West WT Harris Blvd NC 1151
Charlotte, NC 28288-0001

SEI Private Trust Company FBO                          112,077.3710                        6.58%
Charles Ryan Assoc Salary Reduction
P/S Plan
c/o PFPC Inc.
3507 Frontage Rd Ste. 200
Tampa, FL 33607-7013

Patterson & Co. Custodian                               86,269.6760                        5.06%
SEI Private Trust FBO Liss
Global 401(k) PSP
PFPC c/o RKU Department
1525 West WT Harris Blvd NC 1151
Charlotte, NC 28288-0001

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
DIVERSIFIED GLOBAL GROWTH FUND - CLASS A

SEI Private Trust Company                           3,994,630.7910                        24.93%
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                           1,539,566.2450                         9.61%
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

Patterson & Co. Custodian                           1,371,415.6050                         8.56%
SEI Trust Company FBO Moore Wallace
North America Inc.
A/C 1055003153
1525 West WT Harris Blvd CMB 1151
Charlotte, NC 28288-0001

DIVERSIFIED GLOBAL GROWTH FUND - CLASS D

City Bank Trust                                       227,229.6750                        17.83%
Attn: Ricky D Neal
5219 City Bank Parkway
Lubbock, TX 79407-3544

Patterson & Co. Cust SPTC FBO                         214,435.6170                        16.82%
Alfred M. Lutheran Distributors Inc. 401(k)
Profit Sharing Plan
1525 West WT Harris Blvd CMB 1151
Charlotte, NC 28288-0001

Patterson & Co. Custodian SEI Trust FBO               140,418.5240                        11.02%
The Heritage Automotive Group 401(k)
Profit Sharing Plan
1525 West WT Harris Blvd 1151
Charlotte, NC 28288-0001

Patterson & Co. Custodian SEI Trust FBO               108,232.9800                         8.49%
Phoenix Mechanical Contracting 401(k)
Profit Sharing Plan
1525 West WT Harris Blvd 1151
Charlotte, NC 28288-0001

SEI Private Trust Company FBO                          73,735.9900                        5.78%
Champagne/Lafayette, Inc. 401(k)
Profit Sharing Plan c/o PFPC Inc.
3507 Frontage Rd. Ste 200
Tampa, FL 33607-7013

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
SEI Private Trust Company FBO 601 Banks                68,331.6790                         5.36%
Attn: Eileen Carlucci
One Freedom Valley Drive
Oaks, PA 19456

DIVERSIFIED U.S. STOCK FUND - CLASS A

SEI Private Trust Company                           1,418,274.3280                        19.63%
One Freedom Valley Drive
Oaks, PA 19456

Oltrust & Co.                                         396,451.9620                         5.49%
P.O. Box 966
Evansville, IN 47706-0966

DIVERSIFIED U.S. STOCK FUND - CLASS D

SEI Private Trust Company                             148,960.7170                        12.87%
One Freedom Valley Drive
Oaks, PA 19456

Oltrust & Co.                                         134,498.5140                        11.62%
Attn: Gary Werner
P.O. Box 966
Evansville, IN 47706-0966

Carn & Co 02221501                                    112,737.2790                         9.74%
Metallurgical Products Co 401(k) & PS
Attn: Mutual Funds - Star
P.O. Box 96211
Washington, DC 20090-6211

PENCO FBO F.N. Sheppard 401(k)                         71,555.1880                         6.18%
Attn: Cynthia Robbins
P.O. Box 17540

Crestview Hills, KY 41017-0540

DIVERSIFIED GLOBAL MODERATE GROWTH FUND - CLASS A

SEI Private Trust Company                           3,680,913.3240                        23.04%
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company FBO                       2,430,781.2910                        15.21%
Cole Parmer Employees' P/S Plan
c/o PFPC Inc.
Attn: Doug Kelly
1700 W. 82 St Ste 125
Bloomington, MN 55431-1404

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
Patterson & Co. Custodian SEI Trust FBO             1,946,216.9690                        12.18%
NAB Pension Retirement Plan and Trust
Attn: Doug Kelly
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

Patterson & Co. Custodian SEI Trust FBO               843,834.3750                         5.28%
Daytona Anesthesiology Associates
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

DIVERSIFIED GLOBAL MODERATE GROWTH FUND - CLASS D

Patterson & Co. Cust SPTC FBO                         162,695.6130                        25.00%
Alfred M. Lutheran Distributors Inc. 401(k)
Profit Sharing Plan
1525 West WT Harris Blvd CMB 1151
Charlotte, NC 28288-0001

SEI Private Trust Company                             144,861.8860                        22.26%
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company FBO 601 Banks                71,622.3370                        11.01%
Attn: Eileen Carlucci
One Freedom Valley Drive
Oaks, PA 19456

Patterson & Co. Custodian SEI Trust FBO                43,820.7070                         6.73%
Marine Systems Corporation 401(k) Plan
Attn: Mutual Funds - Star
1525 West WT Harris Blvd 1151
Charlotte, NC 28288-0001

DIVERSIFIED GLOBAL STOCK FUND - CLASS A

SEI Private Trust Company                           2,758,679.5600                        24.00%
One Freedom Valley Drive
Oaks, PA 19456

Patterson & Co. Custodian SEI Trust FBO             1,018,906.9150                         8.86%
Pipefitters & Plumber Local 524
Pension and Annuity Plan
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
SEI Private Trust Company FBO                         790,584.1210                         6.88%
SEI Capital Accumulation Plan
c/o PFPC Inc.
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

Patterson & Co. Cust SPTC FBO                         620,331.2520                         5.40%
Alfa Mutual Insurance Company Savings
and Profit Sharing Plan
1525 W WT Harris Blvd CMB 1151
Charlotte, NC 28288-0001

DIVERSIFIED GLOBAL STOCK FUND - CLASS D

SEI Private Trust Company FBO                         138,805.3690                        18.47%
Champagne/Lafayette, Inc.
401(k) Profit Sharing Plan
c/o PFPC Inc.
3507 Frontage Rd Ste 200
Tampa, FL 33607-7013

Patterson & Co. Custodian SEI Trust FBO                69,306.0550                         9.22%
The Heritage Automotive Group 401(k)
Profit Sharing Plan
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

Patterson & Co. Custodian SPTC FBO                     47,871.1420                         6.37%
Novick Brothers Corporation 401(k)
1700 W 82 St Ste 125
Bloomington, MN 55431-1404

SEI Private Trust Company FBO 601 Banks                41,565.2930                         5.53%
Attn: Eileen Carlucci
One Freedom Valley Drive
Oaks, PA 19456

Patterson & Co. Custodian SEI Trust FBO                38,415.0320                         5.11%
Charleston Med Ctr Pharmacy 401(k)
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

DIVERSIFIED CONSERVATIVE INCOME FUND - CLASS I

Patterson & Co Cust SEI Trust FBO                      71,913.2010                        25.13%
Presbyterian Homes & Services Inc. 401(k)
Pension Plan 1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
SEI Private Trust Company FBO                         34,768.8820                         12.15%
Elkem Metals Inc. Retirement SP
1525 W WT Harris Blvd NC 1151
Charlotte, NC 28288-0001

Patterson & Co. Cust SPTC FBO                         21,019.4160                          7.35%
AMG Interational Inc. 401(k)
Profit Sharing Plan
1525 W WT Harris Blvd CMB 1151
Charlotte, NC 28288-0001

Patterson & Co. Cust for SPTC FBO                     20,857.5880                          7.29%
Internal Medicine Associates of
Anderson PA 401(k) Profit Sharing Plan
1525 W WT Harris Blvd NC 1151
Charlotte, NC 28288-0001

SEI Private Trust Company FBO                         16,496.5030                          5.77%
Wyomissing Surgical Clinic LTD
Profit Sharing Plan
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

Patterson & Co. Custodian                             15,024.1210                          5.25%
SEI Trust FBO Arlington Orthopedic
Association 401(k) PSP
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

DIVERSIFIED CONSERVATIVE FUND - CLASS I

SEI Private Trust Company FBO                        101,660.4290                          17.55%
Edouard J. Servy MD PC
Profit Sharing Plan
Attn: PFPC c/o Doug Kelly
1525 W WT Harris Blvd NC 1151
Charlotte, NC 28288-0001

Patterson & Co Cust SEI Trust FBO                     76,165.3120                         13.15%
The Clarks Companies NA
Employee Savings Plan
1525 W WT Harris Blvd NC 1151
Charlotte, NC 28288-0001

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
Patterson & Co. Cust SEI Trust FBO                    62,586.0320                         10.81%
Presbyterian Homes & Services Inc.
401(k) Pension Plan
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

Patterson & Co. Custodian SEI Trust FBO               45,774.9100                          7.90%
Poorman's Heating & Conditioning
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

SEI Private Trust Company FBO                         35,765.8120                          6.18%
Elkem Metals Inc. Retirement SP
1525 W WT Harris Blvd NC 1151
Charlotte, NC 28288-0001

Patterson & Co. Custodian SEI Trust FBO               31,334.7160                          5.41%
FBO BRI Inc. 401(k) Retirement
Savings Plan
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

DIVERSIFIED MODERATE GROWTH FUND - CLASS I

Wachovia Bank FBO                                    314,856.8290                         23.44%
Various Retirement Plans
98888888836 NC 1151
1525 West WT Harris Blvd
Charlotte, NC 28288-0001

SEI Private Trust Company FBO                        129,623.1140                          9.65%
Colony Marine Sales & Service Inc.
Employees Profit Sharing 401(k) Plan
Attn: Doug Kelly
1700 W 82 St Ste 125
Bloomington, MN 55431-1404

Patterson & Co. Cust SEI Trust FBO                   114,674.2480                          8.54%
Presbyterian Homes & Services Inc.
401(k) Pension Plan
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
Patterson & Co. Cust SEI TR FBO                       74,697.2930                          5.56%
King Orthodontics 401(k)
Acct 1055003778
1525 W WT Harris Blvd NC 1151
Charlotte, NC 28288-0001

DIVERSIFIED GLOBAL GROWTH FUND - CLASS I

Patterson & Co. Custodian SEI Trust FBO              156,060.8830                         10.16%
Foley Baron & Metzger PLLC 401
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

Patterson & Co. Custodian SEI Trust CO               113,944.5320                          7.42%
FBO Harold S. Ross MD PC 401(k)
A/C 1055003803 NC 1151
1525 W WT Harris Blvd
Charlotte, NC 28288-0001

Patterson & Co. Custodian SEI Trust FBO              110,760.7200                          7.21%
Barnegat Animal Clinic 401(k) PSP
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

Patterson & Co. Cust SPTC FBO                         88,939.6000                          5.79%
Azar Eye Clinic Profit Sharing 401(k)
1525 W WT Harris Blvd CMB 1151
Charlotte, NC 28288-0001

Patterson & Co Cust for SPTC FBO                      77,273.0620                          5.03%
Internal Medicine Associates of Anderson PA
401(k) Profit Sharing Plan
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

DIVERSIFIED U.S. STOCK FUND - CLASS I

Patterson & Co. Cust SEI Trust FBO                    36,022.7600                         18.19%
Presbyterian Homes & Services Inc.
401(k) Pension Plan
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
SEI Private Trust                                     26,216.0770                         13.24%
FBO Miniature Tool & Die Inc
Profit Sharing Plan
PFPC c/o Doug Kelly
1700 W 82 St Ste 125
Bloomington, MN 55431-1404

Patterson & Co Custodian                              16,227.6430                          8.20%
SEI Trust FBO
Alspaugh Company 401(k) Retirement
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

Patterson & Co Custodian                              13,081.7050                          6.61%
SEI Trust FBO
FBO Bri Inc. 401(k) Retirement Savings Plan
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

Patterson & Co. Cust SPTC FBO                         12,401.9920                          6.26%
Savings and Retirement Plan
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

Patterson & Co Cust SEIPT CO FBO                      11,553.3430                          5.83%
Cascade Ear Nose & Throat 401(k)
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

SEI Private Trust Company                             10,863.5720                          5.49%
FBO Henry & Rillaa White Foundation
401(k) Plan Attn: PFPC c/o Doug Kelly
1700 W 82 St Ste 125
Bloomington, MN 55431-1404

DIVERSIFIED GLOBAL MODERATE GROWTH FUND - CLASS I

Patterson & Custodian SEI Trust                      117,961.9450                         11.23%
CO FBO The Colony Resorts LVH
A/C 1055003796 NC 1151
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

Wachovia Bank FBO                                    110,153.1990                         10.49%
Various Retirement Plans
9888888836 NC 1151
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
Patterson & Co Custodian SEI Trust FBO                64,825.0490                          6.17%
RUSK Inc 401(k) Plan FKA Kim/Rad
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

Patterson & Co Cust SEIPT CO FBO                      64,245.7950                          6.12%
Brislan DBA Valley Iron 401(k)
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

Patterson & Co Custodian SEI Trust FBO                56,973.2190                          5.43%
Leonard Marchinski MD PC Employees'
Profit Sharing Trust
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

Patterson & Co Custodian SEI Trust FBO                53,223.7560                          5.07%
William A. Ivester DMD PA 401(k)
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

DIVERSIFIED GLOBAL STOCK FUND - CLASS I

SEI Private Trust FBO                                 44,400.8100                         10.28%
JDC Sales and Service Inc. 401(k)
Profit Sharing Plan
PFPC c/o Doug Kelly
1700 W 82 St Ste 125
Bloomington, MN 55431-1404

Wachovia Bank FBO                                     42,103.7900                          9.75%
Various Retirement Plans
9888888836 NC 1151
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

Circle Trust Company Cust for Pocono                  38,628.7300                          8.94%
Obstertrical & Gynecological Associate PC
PSP & Trust Metro Center
1 Station Pl
Stamford, CT 06902-6800

Patterson & Co Cust SEI Trust FBO                     29,805.2560                          6.90%
Presbyterian Homes & Services Inc.
401(k) Pension Plan
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
Patterson and Co. Cust SPTC FBO                        27,597.7520                         6.39%
Savings and Retirement Plan
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

Patterson & Co Custodian SEI Trust FBO                 24,265.4350                         5.62%
Alspaugh Company 401(k) Retirement
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

Patterson & Co Custodian SEI Trust FBO                 21,603.4190                         5.00%
Foley Baron & Metzger PLLC 401
1525 W WT Harris Blvd 1151
Charlotte, NC 28288-0001

DEFENSIVE STRATEGY FUND - CLASS A

SEI Private Trust Company                           1,431,770.5430                       100.00%
One Freedom Valley Drive
Oaks, PA 19456

DEFENSIVE STRATEGY FUND - CLASS I

SEI Corp                                                   10.0630                       100.00%
Attn: Eileen Bonaduce
P.O. Box 1100
Oaks, PA 19456-1100

TAX-MANAGED DEFENSIVE STRATEGY FUND - CLASS A

SEI Private Trust Company                             743,366.3660                        99.42%
One Freedom Valley Drive
Oaks, PA 19456

TAX-MANAGED DEFENSIVE STRATEGY FUND - CLASS I

SEI Corp                                                   10.0480                       100.00%
Attn: Eileen Bonaduce
P.O. Box 1100
Oaks, PA 19456

CONSERVATIVE STRATEGY FUND - CLASS A

SEI Private Trust Company                           1,669,432.5880                        96.75%
One Freedom Valley Drive
Oaks, PA 19456

NAME AND ADDRESS OF SHAREHOLDER                   NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                   ----------------------     ------------------------------------
CONSERVATIVE STRATEGY FUND - CLASS I

SEI Corp                                                     10.0830                       100.00%
Attn: Eileen Bonaduce
P.O. Box 1100
Oaks, PA 19456

TAX-MANAGED CONSERVATIVE STRATEGY FUND - CLASS A

SEI Private Trust Company                             2,194,283.1180                       100.00%
One Freedom Valley Drive
Oaks, PA 19456

TAX-MANAGED CONSERVATIVE STRATEGY FUND - CLASS I

SEI Corp                                                     10.0660                       100.00%
Attn: Eileen Bonaduce
P.O. Box 1100
Oaks, PA 19456

MODERATE STRATEGY FUND - CLASS A

SEI Private Trust Company                             4,303,175.5560                        98.91%
One Freedom Valley Drive
Oaks, PA 19456

MODERATE STRATEGY FUND - CLASS I

SEI Corp                                                     10.0730                       100.00%
Attn: Eileen Bonaduce
P.O. Box 1100
Oaks, PA 19456

TAX-MANAGED MODERATE STRATEGY FUND - CLASS A

SEI Private Trust Company                             2,154,449.8920                        95.71%
One Freedom Valley Drive
Oaks, PA 19456

TAX-MANAGED MODERATE STRATEGY FUND - CLASS I

SEI Corp                                                     10.0580                       100.00%
Attn: Eileen Bonaduce
P.O. Box 1100
Oaks, PA 19456

NAME AND ADDRESS OF SHAREHOLDER                 NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                 ----------------------     ------------------------------------
AGGRESSIVE STRATEGY FUND - CLASS A

SEI Private Trust Company                           2,773,214.5870                        99.98%
One Freedom Valley Drive
Oaks, PA 19456

AGGRESSIVE STRATEGY FUND - CLASS I

SEI Corp                                                   10.0360                       100.00%
Attn: Eileen Bonaduce
P.O. Box 1100
Oaks, PA 19456

TAX-MANAGED AGGRESSIVE STRATEGY FUND - CLASS A

SEI Private Trust Company                           1,108,339.9510                       100.00%
One Freedom Valley Drive
Oaks, PA 19456

TAX-MANAGED AGGRESSIVE STRATEGY FUND - CLASS I

SEI Corp                                                   10.0330                       100.00%
Attn: Eileen Bonaduce
P.O. Box 1100
Oaks, PA 19456

CORE MARKET STRATEGY FUND - CLASS A

SEI Private Trust Company                           1,411,396.0730                       100.00%
One Freedom Valley Drive
Oaks, PA 19456

CORE MARKET STRATEGY FUND - CLASS I

SEI Corp                                                   10.0600                       100.00%
Attn: Eileen Bonaduce
P.O. Box 1100
Oaks, PA 19456

TAX-MANAGED CORE MARKET STRATEGY FUND - CLASS A

SEI Private Trust Company                             491,947.1870                        95.79%
One Freedom Valley Drive
Oaks, PA 19456

NAME AND ADDRESS OF SHAREHOLDER                     NUMBER OF SHARES OWNED     PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------                     ----------------------     ------------------------------------
TAX-MANAGED CORE MARKET STRATEGY FUND - CLASS I

SEI Corp                                                       10.0320                       100.00%
Attn: Eileen Bonaduce
P.O. Box 1100
Oaks, PA 19456

MARKET GROWTH STRATEGY FUND - CLASS A

SEI Private Trust Company                               7,427,796.8600                        98.63%
One Freedom Valley Drive
Oaks, PA 19456

MARKET GROWTH STRATEGY FUND - CLASS I

SEI Corp                                                       10.0410                       100.00%
Attn: Eileen Bonaduce
P.O. Box 1100
Oaks, PA 19456

TAX-MANAGED MARKET GROWTH STRATEGY FUND - CLASS A

SEI Private Trust Company                               3,277,761.5900                       100.00%
One Freedom Valley Drive
Oaks, PA 19456

TAX-MANAGED MARKET GROWTH STRATEGY FUND - CLASS I

SEI Corp                                                       10.0560                       100.00%
Attn: Eileen Bonaduce
P.O. Box 1100
Oaks, PA 19456

     ADJOURNMENT. In the event that sufficient votes in favor of a Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods to permit further solicitation of proxies with respect to any such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournments with respect to a Proposal those proxies that they are entitled to vote in favor of such Proposal. They will vote against any such adjournment those proxies required to be voted against any such Proposals. SIMC will bear the costs of any additional solicitation and any adjourned sessions.

     QUORUM AND REQUIRED VOTE. In order to act upon a Proposal, a quorum is required to be present at the Meeting. A majority of the aggregate number of shares in a Fund entitled to vote at the Meeting constitutes a quorum. Any lesser number of shares, however, is sufficient for adjournments.

     With respect to SIMT, STET, SLAT, INDEX, SDIT and SIT, approval of each Nominee listed under Proposal 1 as a Trustee of the Trust requires a plurality of the Trust's shares voted. With respect to SAAT, approval of each Nominee listed under Proposal 1 as a Trustee of the Trust requires a majority vote of the Trust's shares represented. Approval of Proposals 2 and 3 and each item under Proposal 4 with respect to a Fund requires the affirmative vote of a majority of outstanding voting shares of the Fund. As defined in the 1940 Act, "majority of outstanding voting shares" means the vote of: (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

     Abstentions and "broker non-votes" will not be counted for or against a Proposal, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority vote of the Trust's shares represented" (Proposal 1 - SAAT only) and "majority of outstanding voting shares" (Proposals 2, 3 and 4 - all Funds of each Trust, as applicable) present at the Meeting and will therefore have the effect of counting against the Proposal to which it relates.

     SHAREHOLDER PROPOSALS. The Trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trusts c/o SEI Investments Management Corporation, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

     SHAREHOLDER COMMUNICATIONS. Shareholders wishing to submit written communications to the Board or an individual Trustee should send their communications to the attention of such Trustee or the Board at the applicable Trust's address. Any such communications received will be reviewed by the Board at its next regularly scheduled Board meeting.

     REPORTS TO SHAREHOLDERS. THE TRUSTS WILL FURNISH, WITHOUT CHARGE, A COPY OF A FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND ITS MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, UPON REQUEST. Requests should be directed to the Trusts at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-DIAL-SEI.

     OTHER MATTERS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that Proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


                SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE
               THE ENCLOSED PROXY CARD(S) AND RETURN IT PROMPTLY.

                                    EXHIBITS

                    EXHIBIT A - NOMINATING COMMITTEE CHARTER

                                  THE COMMITTEE

     The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Trustees (the "Board") of SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust and SEI Institutional Investments Trust (collectively, the "Trusts"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "Independent Trustees." For purposes of this Charter, Independent Trustees shall mean members of the Board who are not interested persons of the Trusts as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

                         BOARD NOMINATIONS AND FUNCTIONS

1. The Committee shall select and nominate all persons to serve as Independent Trustees. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the funds of the Trusts. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, E.G., business, financial or family relationships with investment advisers or service providers.

2. The Committee also shall evaluate the qualifications of and make recommendations for "interested" Trustee candidates to the Board.

3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the applicable Trust's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

                       COMMITTEE NOMINATIONS AND FUNCTIONS

1. The Committee has the authority to make recommendations to the full Board for nomination for membership on any committees of the Board.

2. The Committee is responsible for the adoption and administration of any policy for retirement from Board membership.

3. The Committee has the authority to review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

4. The Committee shall, on an annual basis or at least as often as is required by law, review the performance of the Board. The Committee may invite any or all Interested Trustees or others to participate in such reviews as it deems appropriate.

                        OTHER POWERS AND RESPONSIBILITIES

1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the applicable Fund or Trust.

3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the applicable Trust's by-laws. In the event of any inconsistency between this Charter and a Trust's organizational documents, the provisions of the Trust's organizational documents shall govern.

5. The Committee shall review this Charter as appropriate and recommend any changes to the full Board.

6. The Committee shall elect one of its members to serve as Chairman, who shall serve until another Chairman is elected.

Adopted:     June 17, 2004

              EXHIBIT B - ADVISORY AGREEMENT BETWEEN SIMC AND INDEX

                          INVESTMENT ADVISORY AGREEMENT
                                 SEI INDEX FUNDS

     AGREEMENT made as of the 18th day of November, 1998, by and between SEI Index Funds, a Massachusetts business trust (the "Trust"), and SEI Investments Management Corporation, (the "Adviser").

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios of shares, each having its own investment policies; and

     WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to the S&P 500 Index Fund and such other portfolios as the Trust and the Adviser may agree upon (the "Funds"), and the Adviser is willing to render such services:

     NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of any affected Fund(s)) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of any Funds of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Funds, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

     The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Trust will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

     The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

2. DELIVERY OF DOCUMENTS. The Trust has furnished Adviser with copies properly certified or authenticated of each of the following:

     (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

     (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

     (c)  Prospectus(es) of the Fund(s).

3.   OTHER COVENANTS. The Adviser agrees that it:

     (a) will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

     (b) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In executing Fund transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser may exercise investment discretion. The Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or terms of the overall responsibilities of the Adviser to the Fund. In addition, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Fund's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Fund, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, and sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission and the 1940 Act.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate(s) specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets of the Fund. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive a portion of its fee.

     All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5. EXCESS EXPENSES. If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost. However, the Adviser will not bear expenses of the Trust or any Fund which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-adviser as the Trust may reasonably request.

7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Fund.

8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Section 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's Prospectus as required by law.

     In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

11. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

     As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

12. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

13. NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

     To the Adviser at:             SEI Investments Management Corporation
                                    One Freedom Valley Drive
                                    Oaks, PA 19456
                                    Attn: Legal Department

     To the Trust at:               One Freedom Valley Drive
                                    Oaks, PA 19456
                                    Attn: Legal Department

14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

No Fund of the Trust shall be liable for the obligations of any other Fund of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

SEI INDEX FUNDS                           SEI INVESTMENTS MANAGEMENT CORPORATION

By:    /s/ Cynthia Parrish                By:    /s/ Todd Cipperman
       -------------------------------           -------------------------------

Name:  Cynthia Parrish                    Name:  Todd Cipperman
       -------------------------------           -------------------------------

Title: Vice President                     Title: Vice President
       -------------------------------           -------------------------------

                                   SCHEDULE A
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                                 SEI INDEX FUNDS
                                       AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION
                             DATED NOVEMBER 18, 1998
                              AS AMENDED ____, 2004

Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:

S&P 500 Index Fund                  .03%
Bond Index Fund                     .07%

              EXHIBIT C - ADVISORY AGREEMENT BETWEEN SIMC AND SDIT

                          INVESTMENT ADVISORY AGREEMENT
                             SEI DAILY INCOME TRUST

     AGREEMENT made this 17th day of March, 2003, by and between SEI Daily Income Trust, a Massachusetts business trust (the "Trust"), and SEI Investments Management Corporation, (the "Adviser").

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios, each having its own investment policies; and

     WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to its portfolios, as listed on attached Schedule A, (each a "Fund" and, collectively, the "Funds"), and the Adviser is willing to render such services:

     NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the U.S. Securities and Exchange Commission (the "SEC"), or by rule or regulation, a majority of the outstanding voting securities of any affected Fund(s)) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of any Funds of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Funds, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Trust's administrator (the "Administrator") and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

     The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Trust will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

     The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

     (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

     (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

     (c)  Prospectus(es) of the Fund(s).

3.   OTHER COVENANTS. The Adviser agrees that it:

     (a) will comply with all applicable rules and regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

     (b) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser may exercise investment discretion. The Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or terms of the overall responsibilities of the Adviser to the Fund. In addition, the Adviser if authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Fund's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Fund, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, and sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate(s) specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets of a Fund. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive a portion of its fee.

     All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5. EXCESS EXPENSES. If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost.

     However, the Adviser will not bear expenses of the Trust or any Fund which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-adviser as the Trust may reasonably request.

7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Fund.

8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state and Federal law which cannot be waived or modified hereby. (As used in this Section 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's Prospectus as required by law. In addition, brokerage transactions for the Funds may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

11. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

     As used in this Section 11, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC.

12. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

13. NOTICE: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

     To the Adviser at:             SEI Investments Management Corporation
                                    1 Freedom Valley Drive
                                    Oaks, PA 19456
                                    Attn: Legal Department

     To the Trust at:               SEI Daily Income Trust
                                    c/o SEI Investments
                                    1 Freedom Valley Drive
                                    Oaks, PA 19456
                                    Attn: Legal Department

14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

No Fund of the Trust shall be liable for the obligations of any other Fund of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

SEI DAILY INCOME TRUST                    SEI INVESTMENTS MANAGEMENT CORPORATION

By:     /s/ Timothy D. Barto              By:     /s/ Todd Cipperman
        ----------------------------              ------------------------------

Attest: /s/ Jackie Bardyn                 Attest: /s/ Jackie Bardyn
        ----------------------------              ------------------------------

                              AMENDED AND RESTATED
                                   SCHEDULE A
                      TO THE INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                             SEI DAILY INCOME TRUST
                                       AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION
                        AS OF MARCH 17, 2003, AS AMENDED
                                   ____, 2004

Money Market Fund
Prime Obligation Fund
Government Fund
Government II Fund
Treasury Fund
Treasury II Fund
Federal Securities Fund
Short-Duration Government Fund
Intermediate-Duration Government Fund
GNMA Fund
Corporate Daily Income Fund
Treasury Securities Daily Income Fund

                              AMENDED AND RESTATED
                                   SCHEDULE B
                      TO THE INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                             SEI DAILY INCOME TRUST
                                       AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION
                        AS OF MARCH 17, 2003, AS AMENDED
                                     , 2004

Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:

0.075% on the first $500 million of assets and 0.02% on the assets in excess of $500 million. The fee will be calculated based on the combined assets of the following Funds managed by the Adviser:


Money Market Fund
Prime Obligation Fund
Government Fund
Government II Fund
Treasury Fund
Treasury II Fund
Federal Securities Fund

0.10% up to $500 million; 0.075% between $500 million and $1 billion; and 0.05% over $1 billion. The fee will be calculated based on the combined assets of the following Funds managed by the Adviser:


Short-Duration Government Fund
Intermediate-Duration Government Fund
GNMA Fund

0.10% up to $500 million; 0.075% between $500 million and $1 billion; and 0.05% over $1 billion. The fee will be calculated based on the combined assets of the following Funds managed by the Adviser:


Corporate Daily Income Fund
Treasury Securities Daily Income Fund

AGREED AND ACCEPTED:

SEI DAILY INCOME TRUST                    SEI INVESTMENTS MANAGEMENT CORPORATION

By:                                       By:
        ----------------------------              ------------------------------

Attest:                                   Attest:
        ----------------------------              ------------------------------

              EXHIBIT D - ADVISORY AGREEMENT BETWEEN SIMC AND STET

                          INVESTMENT ADVISORY AGREEMENT
                              SEI TAX EXEMPT TRUST

     AGREEMENT made this 16th day of April, 1996, by and between SEI Tax Exempt Trust, a Massachusetts business trust (the "Trust"), and SEI Financial Management Corporation, (the "Adviser").

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios of shares, each having its own investment policies; and

     WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to its Intermediate-Term Municipal Portfolio and such other portfolios as the Trust and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services:

     NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of any affected Portfolio(s)) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of any Portfolios of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Portfolios, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

     The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Portfolio set forth in the Trust's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Trust will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

     The Adviser accepts such employment and agrees, at its own expense to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

     (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

     (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

     (c)  Prospectus(es) of the Portfolio(s).

3.   OTHER COVENANTS. The Adviser agrees that it:

     (a) will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

     (b) will place orders pursuant to its investment determinations for the Portfolios either directly with the issuer or with any broker or dealer. In executing Portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Adviser or an affiliate of the Adviser may exercise investment discretion. The Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Portfolios which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or terms of the overall responsibilities of the Adviser to the Portfolio. In addition, the Adviser if authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Portfolio's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Portfolio, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, and sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission and the 1940 Act.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate(s) specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets of the Portfolio. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive a portion of its fee.

     All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5. EXCESS EXPENSES. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale; the Adviser shall bear such excess cost.

     However, the Adviser will not bear expenses of the Trust or any Portfolio which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-adviser as the Trust may reasonably request.

7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Portfolio.

8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Section 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interests in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the trust as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's Prospectus as required by law. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

11. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

     As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

12. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

13. NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party.

     To the Adviser at:             SEI Financial Management Corporation
                                    680 East Swedesford Road
                                    Wayne, PA 19087
                                    Attn: Legal Department

     To the Trust at:               SEI Financial Management Corporation
                                    680 East Swedesford Road
                                    Wayne, PA 19087
                                    Attn: Legal Department

14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

No Portfolio of the Trust shall be liable for the obligations of any other Portfolio of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Portfolio for payment of fees for services rendered to that Portfolio.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

SEI TAX EXEMPT TRUST                        SEI FINANCIAL MANAGEMENT CORPORATION

By:     /s/ Kevin Robins                    By:     /s/ Todd Cipperman
        -------------------------------             ----------------------------

Attest: /s/ Jennifer Klass                  Attest: /s/ Kevin Robins
        -------------------------------             ----------------------------

                                   SCHEDULE A
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                              SEI TAX EXEMPT TRUST
                                       AND
                      SEI FINANCIAL MANAGEMENT CORPORATION

     Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:

Intermediate-Term Municipal Portfolio       .33%

                                   SCHEDULE B
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                              SEI TAX EXEMPT TRUST
                                       AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION

     This Schedule B forms a supplement to the Investment Advisory Agreement (the "Agreement") dated April 16, 1996 between SEI Tax Exempt Trust (the "Trust") and SEI Investments Management Corporation, f/k/a SEI Financial Management Corporation (the "Adviser").

                                    RECITALS

     WHEREAS, the Trust and the Adviser entered into the Agreement, which sets forth the rights and obligations of the parties pertaining to the management of separate portfolios of the Trust managed by the Adviser;

     WHEREAS, the Trust offers an investment portfolio: Pennsylvania Municipal Bond Fund (the "Fund"), and has approved of the Adviser's management of the Fund as a "manager of managers," in accordance with the Agreement; and

     WHEREAS, at the shareholder meeting held on August 29, 2000, the shareholders of the Fund approved the Agreement with respect to the Adviser's management of the Fund.

                                   AGREEMENTS

     Now, therefore, the parties agree as follows:

     The Trust hereby appoints the Adviser to act as investment adviser to the Fund as provided in Section 1 of the Agreement. In making the Agreement applicable with respect to the Fund, the Agreement is being entered into severally and not jointly, as it pertains to the respective funds of the Trust, and the Trust and the Adviser intend that the numbered provisions contained in the Agreement be understood as applying separately to the Fund as if contained in, and forming, a separate agreement.

     The compensation of the Adviser, determined as set forth in Article 4 of the Agreement with respect to the Fund, will be 0.35%.

     The date of this Schedule B is August 29, 2000, which shall be deemed the date upon which the Agreement has been executed with respect to the Fund.

     A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually, but is binding only upon the assets and property of the Trust.

     This Schedule B may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     The parties listed below have executed this Schedule B as of the 29th day of August, 2000.

IN WITNESS WHEREOF, the parties hereto have caused this Schedule to be executed as of August 29, 2000.

SEI TAX EXEMPT TRUST                      SEI INVESTMENTS MANAGEMENT CORPORATION

By:     /s/ Timothy D. Barto              By:     /s/ Todd Cipperman
        ------------------------------            ------------------------------

Attest: /s/ Jackie Bardyn                 Attest: /s/ Jackie Bardyn
        ------------------------------            ------------------------------

                                   SCHEDULE C
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                              SEI TAX EXEMPT TRUST
                                       AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION

     This Schedule C forms a supplement to the Investment Advisory Agreement (the "Agreement") dated April 16, 1996 between SEI Tax Exempt Trust (the "Trust") and SEI Investments Management Corporation, f/k/a SEI Financial Management Corporation (the "Adviser").

                                    RECITALS

     WHEREAS, the Trust and the Adviser entered into the Agreement, which sets forth the rights and obligations of the parties pertaining to the management of separate portfolios of the Trust managed by the Adviser; and

     WHEREAS, the Trust has created an additional portfolio: Massachusetts Tax Free Money Market Fund (the "Fund"), and has approved of the Adviser's management of the Fund as a "manager of managers," in accordance with the Agreement.

                                   AGREEMENTS

     Now, therefore, the parties agree as follows:

     The Trust hereby appoints the Adviser to act as investment adviser to the Fund as provided in Section 1 of the Agreement. In making the Agreement applicable with respect to the Fund, the Agreement is being entered into severally and not jointly, as it pertains to the respective funds of the Trust, and the Trust and the Adviser intend that the numbered provisions contained in the Agreement be understood as applying separately to the Fund as if contained in, and forming, a separate agreement.

     The compensation of the Adviser, determined as set forth in Article 4 of the Agreement with respect to the Fund, will be 0.05% on the first $500,000,000, 0.04% on the next $500,000,000 and 0.03% thereafter. For the purposes of this fee schedule, the Advisor's fees will be calculated based upon the net assets of the Fund, provided, however, payment to the Adviser shall not exceed payment due from the Adviser to the Sub-Adviser in accordance with the terms of the Sub-Advisory agreement for the Fund.

     The date of this Schedule C is December 29, 2000, which shall be deemed the date upon which the Agreement has been executed with respect to the Fund.

     A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually, but is binding only upon the assets and property of the Trust.

     This Schedule C may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     The parties listed below have executed this Schedule B as of the 29th day of December, 2000.

IN WITNESS WHEREOF, the parties hereto have caused this Schedule to be executed as of December 29, 2000.

SEI TAX EXEMPT TRUST                      SEI INVESTMENTS MANAGEMENT CORPORATION

By:     /s/ Timothy D. Barto              By:     /s/ Todd Cipperman
        ------------------------------            ------------------------------

Attest: /s/ Jackie Bardyn                 Attest: /s/ Jackie Bardyn
        ------------------------------            ------------------------------

                                   SCHEDULE D
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                              SEI TAX EXEMPT TRUST
                                       AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION

     This Schedule D forms a supplement to the Investment Advisory Agreement (the "Agreement") dated April 16, 1996 between SEI Tax Exempt Trust (the "Trust") and SEI Investments Management Corporation, f/k/a SEI Financial Management Corporation (the "Adviser").

                                    RECITALS

     WHEREAS, the Trust and the Adviser entered into the Agreement, which sets forth the rights and obligations of the parties pertaining to the management of separate portfolios of the Trust managed by the Adviser; and

     WHEREAS, the Trust has created an additional portfolio: Short Duration Municipal Fund (the "Fund"), and has approved of the Adviser's management of the Fund as a "manager of managers," in accordance with the Agreement.

                                   AGREEMENTS

     Now, therefore, the parties agree as follows:

     The Trust hereby appoints the Adviser to act as investment adviser to the Fund as provided in Section 1 of the Agreement. In making the Agreement applicable with respect to the Fund, the Agreement is being entered into severally and not jointly, as it pertains to the respective funds of the Trust, and the Trust and the Adviser intend that the numbered provisions contained in the Agreement be understood as applying separately to the Fund as if contained in, and forming, a separate agreement.

     The compensation of the Adviser, determined as set forth in Article 4 of the Agreement with respect to the Fund, will be 0.33%. For the purposes of this fee schedule, the Advisor's fees will be calculated based upon the net assets of the Fund, provided, however, payment to the Adviser shall not exceed payment due from the Adviser to the Sub-Adviser in accordance with the terms of the Sub-Advisory agreement for the Fund.

     The date of this Schedule D is September 17, 2003 which shall be deemed the date upon which the Agreement has been executed with respect to the Fund.

     A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually, but is binding only upon the assets and property of the Trust.

     This Schedule D may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     The parties listed below have executed this Schedule D as of the 17th day of September, 2003.

IN WITNESS WHEREOF, the parties hereto have caused this Schedule to be executed as of September 17, 2003.

SEI TAX EXEMPT TRUST                      SEI INVESTMENTS MANAGEMENT CORPORATION

By:     /s/ Timothy D. Barto              By:     /s/ Lydia A. Gavalis
        ------------------------------            ------------------------------

Attest: /s/ Cassandra Johnson             Attest: /s/ Cassandra Johnson
        ------------------------------            ------------------------------

                                   SCHEDULE E
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                              SEI TAX EXEMPT TRUST
                                       AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION

     This Schedule E forms a supplement to the Investment Advisory Agreement (the "Agreement") dated April 16, 1996 between SEI Tax Exempt Trust (the "Trust") and SEI Investments Management Corporation, f/k/a SEI Financial Management Corporation (the "Adviser").

                                    RECITALS

     WHEREAS, the Trust and the Adviser entered into the Agreement, which sets forth the rights and obligations of the parties pertaining to the management of separate portfolios of the Trust managed by the Adviser; and

     WHEREAS, the Trust approved the Adviser's management of the California Tax Exempt Fund, Tax Free Fund, Institutional Tax Free Fund, and Pennsylvania Tax Free Fund (collectively, the "Funds") as a "manager of managers," in accordance with the Agreement.

                                   AGREEMENTS

     Now, therefore, the parties agree as follows:

     The Trust hereby appoints the Adviser to act as investment adviser to the Funds as provided in Section 1 of the Agreement. In making the Agreement applicable with respect to the Funds, the Agreement is being entered into severally and not jointly, as it pertains to the respective funds of the Trust, and the Trust and the Adviser intend that the numbered provisions contained in the Agreement be understood as applying separately to the Funds as if contained in, and forming, a separate agreement.

     The compensation of the Adviser, determined as set forth in Article 4 of the Agreement with respect to the Funds, will be as follows:

NET ASSET VALUE                                                ANNUAL FEE
---------------                                                ----------
Up to $500,000,000                                                0.05%
Next $500,000,000                                                 0.04%
Over $1,000,000,000                                               0.03%

     The fees for the Tax Free, Institutional Tax Free, Pennsylvania Tax Free and California Tax Exempt Funds shall be calculated by aggregating the assets of the four portfolios, applying the above fee schedule and then allocating the fee to each of those portfolios based upon their relative net assets.

     For the purposes of this fee schedule, the Advisor's fees will be calculated based upon the net assets of the Funds, provided, however, payment to the Adviser shall not exceed payment due from the Adviser to the Sub-Adviser in accordance with the terms of the Sub-Advisory agreement for the Funds.

     The date of this Schedule E is ___, 2004 which shall be deemed the date upon which the Agreement has been executed with respect to the Fund.

     A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually, but is binding only upon the assets and property of the Trust.

     This Schedule D may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     The parties listed below have executed this Schedule E as of the ___th day of ___, 2004.

IN WITNESS WHEREOF, the parties hereto have caused this Schedule to be executed as of ___, 2004.

SEI TAX EXEMPT TRUST                      SEI INVESTMENTS MANAGEMENT CORPORATION

By:                                       By:
        ---------------------------               ------------------------------

Attest:                                   Attest:
        ---------------------------               ------------------------------

                      EXHIBIT E - INVESTMENT POLICIES CHART

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
DIVERSIFICATION POLICY

SIMT Large Cap Growth, SIMT      With respect to 75% of its       No Fund may purchase             With respect to 75% of its assets
Large Cap Value, SIMT            assets (total assets for the     securities of an issuer if it    (total assets for the STET Short
Tax-Managed Large Cap, SIMT      STET Short Duration Municipal    would cause the Fund to fail     Duration Municipal, SIT
Mid-Cap, SIMT Small Cap          Fund, SIT International Equity   to satisfy the diversification   International Equity and SIT
Growth, SIMT Small Cap Value,    and SIT Emerging Markets         requirement for a diversified    Emerging Markets Equity Funds),
SIMT Tax-Managed Small Cap,      Equity), no Fund may: (i)        management company under the     no Fund may: (i) purchase the
SIMT Core Fixed Income, SIMT     purchase the securities of any   1940 Act, the rules or           securities of any issuer (except
High Yield Bond, SIT             issuer (except securities        regulations thereunder or any    securities issued or guaranteed
International Equity, SIT        issued or guaranteed by the      exemption therefrom, as such     by the U.S. Government, its
Emerging Markets Equity, STET    U.S. Government, its agencies    statute, rules or regulations    agencies or instrumentalities)
Short Duration Municipal, SDIT   or instrumentalities) if, as a   may be amended or interpreted    if, as a result, more than 5% of
Corporate Daily Income, SDIT     result, more than 5% of its      from time to time.               its total assets would be
Short-Duration Government,       total assets would be invested                                    invested in the securities of
SDIT Intermediate-Duration       in the securities of such                                         such issuer; or (ii) acquire more
Government and SDIT GNMA Funds   issuer; or (ii) acquire more                                      than 10% of the outstanding
                                 than 10% of the outstanding                                       voting securities (voting
                                 voting securities (voting                                         securities for the SDIT
                                 securities for the SDIT                                           Corporate Daily Income, SDIT
                                 Corporate Daily Income, SDIT                                      Short-Duration Government, SDIT
                                 Short-Duration Government,                                        Intermediate-Duration Government
                                 SDIT Intermediate-Duration                                        and SDIT GNMA Funds) of any one
                                 Government and SDIT GNMA                                          issuer.
                                 Funds) of any one issuer.

INDEX S&P 500 Index and          No Fund may purchase             No Fund may purchase             No Fund may purchase securities
INDEX Bond Index Funds           securities of any issuer         securities of an issuer if it    of any issuer (except securities
                                 (except securities issued or     would cause the Fund to fail     issued or guaranteed by the U.S.
                                 guaranteed by the U.S.           to satisfy the diversification   Government, its agencies or
                                 Government, its agencies or      requirement for a diversified    instrumentalities) if, as a
                                 instrumentalities) if, as a      management company under the     result, more than 5% of the
                                 result, more than 5% of the      1940 Act, the rules or           Fund's total assets would be
                                 Fund's total assets would be     regulations thereunder or any    invested in the securities of
                                 invested in the securities of    exemption therefrom, as such     such issuer. This restriction
                                 such issuer. This restriction    statute, rules or regulations    applies to 75% of each Fund's
                                 applies to 75% of each Fund's    may be amended or interpreted    total assets.
                                 total assets.                    from time to time.

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
SDIT Government II, STET Tax     No Fund may purchase             No Fund may purchase             No Fund may purchase securities
Free, STET Institutional Tax     securities of any issuer         securities of an issuer if it    of any issuer (except securities
Free, STET California Tax        (except securities issued or     would cause the Fund to fail     issued or guaranteed by the U.S.
Exempt, STET Pennsylvania Tax    guaranteed by the U.S.           to satisfy the diversification   Government, its agencies or
Free, STET Intermediate-Term     Government, its agencies or      requirement for a diversified    instrumentalities), if as a
Municipal and STET               instrumentalities), if as a      management company under the     result, more than 5% of the total
Pennsylvania Municipal Bond      result, more than 5% of the      1940 Act, the rules or           assets of the Fund (based on
Funds                            total assets of the Fund         regulations thereunder or any    current market value at the time
                                 (based on current market value   exemption therefrom, as such     of investment for the STET Tax
                                 at the time of investment for    statute, rules or regulations    Free, STET Institutional Tax
                                 the STET Tax Free, STET          may be amended or interpreted    Free, STET California Tax Exempt,
                                 Institutional Tax Free, STET     from time to time.               STET Pennsylvania Tax Free, STET
                                 California Tax Exempt, STET                                       Intermediate-Term Municipal and
                                 Pennsylvania Tax Free, STET                                       STET Pennsylvania Municipal Bond
                                 Intermediate-Term Municipal                                       Funds) would be invested in the
                                 and STET Pennsylvania                                             securities of such issuer;
                                 Municipal Bond Funds) would be                                    provided, however that each Fund
                                 invested in the securities of                                     (except the STET
                                 such issuer; provided, however                                    Intermediate-Term Municipal and
                                 that each Fund (except the                                        STET Pennsylvania Municipal Bond
                                 STET Intermediate-Term                                            Funds) may invest up to 25% of
                                 Municipal and STET                                                its total assets without regard
                                 Pennsylvania Municipal Bond                                       to this restriction of, and as
                                 Funds) may invest up to 25% of                                    permitted by, Rule 2a-7 under the
                                 its total assets without                                          1940 Act.
                                 regard to this restriction of,
                                 and as permitted by, Rule 2a-7
                                 under the 1940 Act.

                                 No Fund may acquire more than                                     No Fund may acquire more than 10%
                                 10% of the voting securities                                      of the voting securities of any
                                 of any one issuer.                                                one issuer.

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
CONCENTRATION POLICY

SIMT Large Cap Growth, SIMT      No Fund may purchase any         No Fund may concentrate          No Fund may purchase any
Large Cap Value, SIMT            securities which would cause     investments in a particular      securities which would cause 25%
Tax-Managed Large Cap, SIMT      more than 25% (25% or more for   industry or group of             or more of the total assets of
Mid-Cap, SIMT Small Cap          the STET Short Duration          industries, as concentration     the Fund to be invested in the
Growth, SIMT Small Cap Value,    Municipal Fund) of the total     is defined under the 1940 Act,   securities of one or more issuers
SIMT Tax-Managed Small Cap,      assets of the Fund (based on     the rules and regulations        conducting their principal
SIMT Core Fixed Income, SIMT     current value at the time of     thereunder or any exemption      business activities in the same
High Yield Bond, SIT             such purchase for the STET Tax   therefrom, as such statute,      industry, provided that this
International Equity, SIT        Free, STET Institutional Tax     rules or regulations may be      limitation does not apply to
Emerging Markets Equity, SIT     Free, STET California Tax        amended or interpreted from      investments in obligations issued
Emerging Markets Debt, SIT       Exempt, STET Intermediate-Term   time to time.                    or guaranteed by the U.S.
International Fixed Income,      Municipal, STET Pennsylvania                                      Government, its agencies or
STET Tax Free, STET              Municipal Bond, STET                                              instrumentalities.
Institutional Tax Free, STET     Pennsylvania Tax Free, STET
California Tax Exempt, STET      California Municipal Bond,
Intermediate-Term Municipal,     STET Massachusetts Municipal
STET Pennsylvania Municipal      Bond, STET New Jersey
Bond, STET Pennsylvania Tax      Municipal Bond and STET New
Free, STET Short Duration        York Municipal Bond Funds) to
Municipal, INDEX S&P 500         be invested in the securities
Index, INDEX Bond Index, STET    of one or more issuers
California Municipal Bond,       conducting their principal
STET Massachusetts Municipal     business activities in the
Bond, STET New Jersey            same industry, provided that
Municipal Bond and STET New      this limitation does not apply
York Municipal Bond Funds        to investments in obligations
                                 (securities for the STET Short
                                 Duration Municipal, SIT
                                 International Equity, SIT
                                 Emerging Markets Equity and
                                 SIT Emerging Markets Debt
                                 Funds) issued or guaranteed
                                 by the U.S. Government, its
                                 agencies or instrumentalities
                                 or with respect to the STET
                                 California Municipal Bond, STET
                                 Massachusetts Municipal Bond,
                                 STET New Jersey Municipal Bond
                                 and STET New York Municipal
                                 Bond Funds, to investments in
                                 tax-exempt securities issued
                                 by governments or political
                                 subdivisions of governments.

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
SDIT Corporate Daily Income,     No Fund may purchase any         No Fund may concentrate          No Fund may purchase any
SDIT Short-Duration              securities which would cause     investments in a particular      securities which would cause 25%
Government, SDIT                 25% or more of the total         industry or group of             or more of the total assets of
Intermediate-Duration            assets of the Fund to be         industries, as concentration     the Fund to be invested in the
Government, SDIT GNMA and SDIT   invested in the securities of    is defined under the 1940 Act,   securities of one or more issuers
Government II Funds              one or more issuers conducting   the rules and regulations        conducting their principal
                                 their principal business         thereunder or any exemption      business activities in the same
                                 activities in the same           therefrom, as such statute,      industry, provided that this
                                 industry, provided that this     rules or regulations may be      limitation does not apply to
                                 limitation does not apply to     amended or interpreted from      investments in (a) domestic banks
                                 investments in (a) domestic      time to time.                    and (b) obligations issued or
                                 banks and (b) obligations                                         guaranteed by the U.S. Government
                                 issued or guaranteed by the                                       or its agencies and
                                 U.S. Government or its                                            instrumentalities.
                                 agencies and
                                 instrumentalities.

STET Tax Free, STET              No Fund may invest more than     No Fund may concentrate          No Fund may invest more than 25%
Institutional Tax Free, STET     25% of its total assets in       investments in a particular      of its total assets in issuers
Intermediate-Term Municipal      issuers within the same state    industry or group of             within the same state or similar
and STET Pennsylvania            or similar type projects         industries, as concentration     type projects (except in
Municipal Bond Funds             (except in specified             is defined under the 1940 Act,   specified categories). For the
                                 categories). For the STET        the rules and regulations        STET Pennsylvania Municipal Bond
                                 Pennsylvania Municipal Bond      thereunder or any exemption      Fund, this limitation does not
                                 Fund, this limitation does not   therefrom, as such statute,      apply to the extent stated in its
                                 apply to the extent stated in    rules or regulations may be      investment objective and
                                 its investment objective and     amended or interpreted from      policies.
                                 policies.                        time to time.

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
STET Massachusetts Tax Free      No Fund may purchase any         No Fund may concentrate          No Fund may purchase any
Money Market Fund                securities which would cause     investments in a particular      securities which would cause 25%
                                 more than 25% of the total       industry or group of             or more of the total assets of
                                 assets of the Fund, based on     industries, as concentration     the Fund, based on current value
                                 current value at the time of     is defined under the 1940 Act,   at the time of such purchase, to
                                 such purchase, to be invested    the rules and regulations        be invested in the securities of
                                 in the securities of one or      thereunder or any exemption      one or more issuers conducting
                                 more issuers conducting their    therefrom, as such statute,      their principal business
                                 principal business activities    rules or regulations may be      activities in the same industry,
                                 in the same industry, provided   amended or interpreted from      provided that this limitation
                                 that this limitation does not    time to time.                    does not apply to investments in
                                 apply to investments in (a)                                       (a) obligations issued or
                                 obligations issued or                                             guaranteed by the U.S. Government
                                 guaranteed by the U.S.                                            or its agencies and
                                 Government or its agencies and                                    instrumentalities, or (b)
                                 instrumentalities, or (b)                                         obligations of state or municipal
                                 obligations of state or                                           governments and their political
                                 municipal governments and                                         subdivisions.
                                 their political subdivisions.

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
BORROWING POLICY AND POLICY REGARDING ISSUANCE OF SENIOR SECURITIES

SIMT Large Cap Growth, SIMT      No Fund may borrow money in an   No Fund may borrow money or      No Fund may borrow money in an
Large Cap Value, SIMT            amount exceeding 33 1/3% of      issue senior securities (as      amount exceeding 33 1/3% of the
Tax-Managed Large Cap, SIMT      the value of its total assets,   defined under the 1940 Act),     value of its total assets,
Mid-Cap, SIMT Small Cap          provided that, for purposes of   except to the extent permitted   provided that, for purposes of
Growth, SIMT Small Cap Value,    this limitation, investment      under the 1940 Act, the rules    this limitation, investment
SIMT Tax-Managed Small Cap,      strategies which either          and regulations thereunder or    strategies which either obligate
SIMT Core Fixed Income, SIMT     obligate a Fund to purchase      any exemption therefrom, as      a Fund to purchase securities or
High Yield Bond, SIT             securities or require a Fund     such statute, rules or           require a Fund to segregate
International Equity, SIT        to segregate assets are not      regulations may be amended or    assets are not considered to be
Emerging Markets Equity, SIT     considered to be borrowings.     interpreted from time to time.   borrowings. To the extent that
Emerging Markets Debt, STET      To the extent that its                                            its borrowings exceed 5% of its
California Municipal Bond,       borrowings exceed 5% of its                                       assets: (i) all borrowings will
STET Massachusetts Municipal     assets: (i) all borrowings                                        be repaid before a Fund makes
Bond, STET New Jersey            will be repaid before a Fund                                      additional investments and any
Municipal Bond and STET New      makes additional investments                                      interest paid on such borrowings
York Municipal Bond Funds        and any interest paid on such                                     will reduce income; and (ii)
                                 borrowings will reduce income;                                    asset coverage of at least 300%
                                 and (ii) asset coverage of at                                     is required.
                                 least 300% is required.

                                 No Fund may issue senior                                          No Fund may issue senior
                                 securities (as defined in the                                     securities (as defined in the
                                 1940 Act) except as permitted                                     1940 Act) except as permitted by
                                 by rule, regulation or order                                      rule, regulation or order of the
                                 of the SEC.                                                       SEC.

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
All SAAT Funds                   Each Fund may borrow money in    No Fund may borrow money or      Each Fund may borrow money in an
                                 an amount up to 33 1/3% of the   issue senior securities (as      amount up to 33 1/3% of the value
                                 value of its total assets,       defined under the 1940 Act),     of its total assets, provided
                                 provided that, for purposes of   except to the extent permitted   that, for purposes of this
                                 this limitation, investment      under the 1940 Act, the rules    limitation, investment strategies
                                 strategies which either          and regulations thereunder or    which either obligate a Fund to
                                 obligate a Fund to purchase      any exemption therefrom, as      purchase securities or require a
                                 securities or require a Fund     such statute, rules or           Fund to segregate assets are not
                                 to segregate assets are not      regulations may be amended or    considered to be borrowings.
                                 considered to be borrowings.     interpreted from time to time.   Except where a Fund has borrowed
                                 Except where a Fund has                                           money for temporary purposes in
                                 borrowed money for temporary                                      amounts not exceeding 5% of its
                                 purposes in amounts not                                           assets, asset coverage of 300% is
                                 exceeding 5% of its assets,                                       required for all borrowings.
                                 asset coverage of 300% is
                                 required for all borrowings.

                                 No Fund may issue senior                                          No Fund may issue senior
                                 securities (as defined in the                                     securities (as defined in the
                                 1940 Act) except as permitted                                     1940 Act) except as permitted by
                                 by rule, regulation or order                                      rule, regulation or order of the
                                 of the SEC.                                                       SEC.

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
SIMT Real Estate and STET        No Fund may borrow money in an   No Fund may borrow money or      No Fund may borrow money in an
Short Duration Municipal Funds   amount exceeding 33 1/3% of      issue senior securities (as      amount exceeding 33 1/3% of the
                                 the value of its total assets,   defined under the 1940 Act),     value of its total assets,
                                 provided that, for purposes of   except to the extent permitted   provided that, for purposes of
                                 this limitation, investment      under the 1940 Act, the rules    this limitation, investment
                                 strategies that either           and regulations thereunder or    strategies that either obligate
                                 obligate the Fund to purchase    any exemption therefrom, as      the Fund to purchase securities
                                 securities or require the Fund   such statute, rules or           or require the Fund to segregate
                                 to segregate assets are not      regulations may be amended or    assets are not considered to be
                                 considered to be borrowing.      interpreted from time to time.   borrowing. Asset coverage of at
                                 Asset coverage of at least                                        least 300% is required for all
                                 300% is required for all                                          borrowing, except where the Fund
                                 borrowing, except where the                                       has borrowed money for temporary
                                 Fund has borrowed money for                                       purposes in an amount not
                                 temporary purposes in an                                          exceeding 5% of its total assets.
                                 amount not exceeding 5% of its
                                 total assets.

                                 No Fund may issue senior                                          No Fund may issue senior
                                 securities (as defined in the                                     securities (as defined in the
                                 1940 Act) except as permitted                                     1940 Act) except as permitted by
                                 by rule, regulation or order                                      rule, regulation or order of the
                                 of the SEC.                                                       SEC.

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
SDIT Corporate Daily Income,     No Fund may borrow money         No Fund may borrow money or      No Fund may borrow money except
SDIT Short-Duration              except for temporary or          issue senior securities (as      for temporary or emergency
Government, SDIT                 emergency purposes and then      defined under the 1940 Act),     purposes and then only in an
Intermediate-Duration            only in an amount not            except to the extent permitted   amount not exceeding 10% of the
Government, SDIT GNMA, SDIT      exceeding 10% of the value of    under the 1940 Act, the rules    value of the total assets of that
Government II, INDEX S&P 500     the total assets of that Fund.   and regulations thereunder or    Fund. This borrowing provision is
Index, INDEX Bond Index and      This borrowing provision is      any exemption therefrom, as      included solely to facilitate the
SIT International Fixed Income   included solely to facilitate    such statute, rules or           orderly sale of portfolio
Funds                            the orderly sale of portfolio    regulations may be amended or    securities to accommodate
                                 securities to accommodate        interpreted from time to time.   substantial redemption requests
                                 substantial redemption                                            if they should occur and is not
                                 requests if they should occur                                     for investment purposes. All
                                 and is not for investment                                         borrowings will be repaid before
                                 purposes. All borrowings will                                     the Fund makes additional
                                 be repaid before the Fund                                         investments and any interest paid
                                 makes additional investments                                      on such borrowings will reduce
                                 and any interest paid on such                                     the income of that Fund.
                                 borrowings will reduce the
                                 income of that Fund.

                                 No Fund may issue senior                                          No Fund may issue senior
                                 securities (as defined in the                                     securities (as defined in the
                                 1940 Act) except in connection                                    1940 Act) except in connection
                                 with permitted borrowings as                                      with permitted borrowings as
                                 described in its prospectuses                                     described in its prospectuses and
                                 and statement of additional                                       statement of additional
                                 information for the SIT                                           information for the SIT
                                 International Fixed Income                                        International Fixed Income Fund
                                 Fund and its statement of                                         and its statement of additional
                                 additional information for                                        information for each other Fund
                                 each other Fund or as                                             or as permitted by rule,
                                 permitted by rule, regulation                                     regulation or order of the SEC.
                                 or order of the SEC.

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
STET Tax Free, STET              No Fund may borrow money         No Fund may borrow money or      No Fund may borrow money except
Institutional Tax Free, STET     except for temporary or          issue senior securities (as      for temporary or emergency
California Tax Exempt, STET      emergency purposes and then      defined under the 1940 Act),     purposes and then only in an
Intermediate-Term Municipal,     only in an amount not            except to the extent permitted   amount not exceeding 10% of the
STET Pennsylvania Municipal      exceeding 10% of the value of    under the 1940 Act, the rules    value of total assets. The SDIT
Bond and STET Pennsylvania Tax   total assets. The SDIT           and regulations thereunder or    California Tax Exempt Fund has a
Free Funds                       California Tax Exempt Fund has   any exemption therefrom, as      fundamental policy that, to the
                                 a fundamental policy that, to    such statute, rules or           extent such borrowing exceeds 5%
                                 the extent such borrowing        regulations may be amended or    of the value of the Fund's total
                                 exceeds 5% of the value of the   interpreted from time to time.   assets, borrowing will be done
                                 Fund's total assets, borrowing                                    from a bank and in accordance
                                 will be done from a bank and                                      with the requirements of the 1940
                                 in accordance with the                                            Act. This borrowing provision is
                                 requirements of the 1940 Act.                                     included solely to facilitate the
                                 This borrowing provision is                                       orderly sale of portfolio
                                 included solely to facilitate                                     securities to accommodate heavy
                                 the orderly sale of portfolio                                     redemption requests if they
                                 securities to accommodate                                         should occur and is not for
                                 heavy redemption requests if                                      investment purposes. All
                                 they should occur and is not                                      borrowings of the Funds, in
                                 for investment purposes. All                                      excess of 5% of their total
                                 borrowings of the Funds, in                                       assets, will be repaid before
                                 excess of 5% of their total                                       making additional investments and
                                 assets, will be repaid before                                     any interest paid on such
                                 making additional investments                                     borrowings will reduce income.
                                 and any interest paid on such
                                 borrowings will reduce income.

                                 No Fund may issue senior                                          No Fund may issue senior
                                 securities (as defined in the                                     securities (as defined in the
                                 1940 Act) except in connection                                    1940 Act) except in connection
                                 with permitted borrowings as                                      with permitted borrowings as
                                 described in its statement of                                     described in its statement of
                                 additional information or as                                      additional information or as
                                 permitted by rule, regulation                                     permitted by rule, regulation or
                                 or order of the SEC.                                              order of the SEC.

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
STET Massachusetts Tax Free      No Fund may borrow, except       No Fund may borrow money or      No Fund may borrow, except that
Money Market Fund                that the Fund may (a) borrow     issue senior securities (as      the Fund may (a) borrow from
                                 from banks for temporary or      defined under the 1940 Act),     banks for temporary or emergency
                                 emergency purposes, including    except to the extent permitted   purposes, including the meeting
                                 the meeting of redemption        under the 1940 Act, the rules    of redemption requests which
                                 requests which might otherwise   and regulations thereunder or    might otherwise require the
                                 require the untimely             any exemption therefrom, as      untimely disposition of
                                 disposition of securities, and   such statute, rules or           securities, and (b) to the extent
                                 (b) to the extent consistent     regulations may be amended or    consistent with the Fund's
                                 with the Fund's investment       interpreted from time to time.   investment objective and
                                 objective and policies, enter                                     policies, enter into reverse
                                 into reverse repurchase                                           repurchase agreements, forward
                                 agreements, forward roll                                          roll transactions and similar
                                 transactions and similar                                          investment techniques and
                                 investment techniques and                                         strategies. To the extent it
                                 strategies. To the extent it                                      engages in transactions described
                                 engages in transactions                                           in (a) and (b), the Fund will be
                                 described in (a) and (b), the                                     limited so that no more than 33
                                 Fund will be limited so that                                      1/3% of its total assets
                                 no more than 33 1/3% of its                                       (including the amount borrowed),
                                 total assets (including the                                       less liabilities (not including
                                 amount borrowed), less                                            the amount borrowed) valued at
                                 liabilities (not including the                                    the time the borrowing is made,
                                 amount borrowed) valued at the                                    is derived from such
                                 time the borrowing is made, is                                    transactions.
                                 derived from such
                                 transactions.

                                 No Fund may issue senior                                          No Fund may issue senior
                                 securities (as defined in the                                     securities (as defined in the
                                 1940 Act) except in connection                                    1940 Act) except in connection
                                 with permitted borrowings as                                      with permitted borrowings as
                                 described in its statement of                                     described in its statement of
                                 additional information or as                                      additional information or as
                                 permitted by the 1940 Act, and                                    permitted by the 1940 Act, and
                                 any rule, regulation or order                                     any rule, regulation or order of
                                 of the SEC thereunder.                                            the SEC thereunder.

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
LENDING POLICY

SIMT Large Cap Growth, SIMT      No Fund may make loans if, as    No Fund may make loans, except   No Fund may make loans if, as a
Large Cap Value, SIMT            a result, more than 33 1/3% of   to the extent permitted under    result, more than 33 1/3% of its
Tax-Managed Large Cap, SIMT      its total assets would be lent   the 1940 Act, the rules and      total assets would be lent to
Mid-Cap, SIMT Small Cap          to other parties, except that    regulations thereunder or any    other parties, except that each
Growth, SIMT Small Cap Value,    each Fund may: (i) purchase or   exemption therefrom, as such     Fund may: (i) purchase or hold
SIMT Tax-Managed Small Cap,      hold debt instruments in         statute, rules or regulations    debt instruments in accordance
SIMT Core Fixed Income, SIMT     accordance with its investment   may be amended or interpreted    with its investment objective and
High Yield Bond, SIMT Real       objective and policies; (ii)     from time to time.               policies; (ii) enter into
Estate, SIT International        enter into repurchase                                             repurchase agreements; and (iii)
Equity, SIT Emerging Markets     agreements; and (iii) lend its                                    lend its securities (for the STET
Equity, SIT Emerging Markets     securities (for the STET                                          Massachusetts Tax Free Money
Debt, STET Short Duration        Massachusetts Tax Free Money                                      Market Fund, loan its portfolio
Municipal, STET California       Market Fund, loan its                                             securities, to the fullest extent
Municipal Bond, STET             portfolio securities, to the                                      permitted under the 1940 Act, and
Massachusetts Municipal Bond,    fullest extent permitted under                                    any rules, regulations or order
STET New Jersey Municipal        the 1940 Act, and any rules,                                      thereunder).
Bond, STET New York Municipal    regulations or order
Bond and STET Massachusetts      thereunder).
Tax Free Money Market Funds

All SAAT Funds                   No Fund may make loans if, as    No Fund may make loans, except   No Fund may make loans if, as a
                                 a result, more than 33 1/3% of   to the extent permitted under    result, more than 33 1/3% of its
                                 its total assets would be        the 1940 Act, the rules and      total assets would be loaned to
                                 loaned to other parties.         regulations thereunder or any    other parties.
                                                                  exemption therefrom, as such
                                                                  statute, rules or regulations
                                                                  may be amended or interpreted
                                                                  from time to time.

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
SDIT Corporate Daily Income,     No Fund may make loans, except   No Fund may make loans, except   No Fund may make loans, except
SDIT Short-Duration              that each Fund may purchase or   to the extent permitted under    that each Fund may purchase or
Government, SDIT                 hold debt instruments in         the 1940 Act, the rules and      hold debt instruments in
Intermediate-Duration            accordance with its investment   regulations thereunder or any    accordance with its investment
Government, SDIT GNMA, SDIT      objective(s) and policies and    exemption therefrom, as such     objective(s) and policies and may
Government II, STET Tax Free,    may enter into repurchase        statute, rules or regulations    enter into repurchase agreements,
STET Institutional Tax Free,     agreements, provided that        may be amended or interpreted    provided that repurchase
STET California Tax Exempt,      repurchase agreements maturing   from time to time.               agreements maturing in more than
STET Intermediate-Term           in more than seven days,                                          seven days, restricted securities
Municipal, STET Pennsylvania     restricted securities and                                         and other illiquid securities are
Municipal Bond and STET          other illiquid securities are                                     not to exceed, in the aggregate,
Pennsylvania Tax Free Funds      not to exceed, in the                                             10% of the Fund's net assets,
                                 aggregate, 10% of the Fund's                                      except for the STET
                                 net assets, except for the                                        Intermediate-Term Municipal Fund,
                                 STET Intermediate-Term                                            for which it cannot exceed 15% of
                                 Municipal Fund, for which it                                      the STET Intermediate-Term
                                 cannot exceed 15% of the STET                                     Municipal Fund's net assets.
                                 Intermediate-Term Municipal
                                 Fund's net assets.

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
INDEX S&P 500 Index, INDEX       No Fund may make loans, except   No Fund may make loans, except   No Fund may make loans, except
Bond Index and SIT               that each Fund: (i) may enter    to the extent permitted under    that each Fund: (i) may enter
International Fixed Income       into repurchase agreements,      the 1940 Act, the rules and      into repurchase agreements,
Funds                            provided that repurchase         regulations thereunder or any    provided that repurchase
                                 agreements and time deposits     exemption therefrom, as such     agreements and time deposits
                                 maturing in more than seven      statute, rules or regulations    maturing in more than seven days,
                                 days, and other illiquid         may be amended or interpreted    and other illiquid securities,
                                 securities, including            from time to time.               including securities which are
                                 securities which are not                                          not readily marketable or are
                                 readily marketable or are                                         restricted, are not to exceed, in
                                 restricted, are not to exceed,                                    the aggregate, 10% of the Fund's
                                 in the aggregate, 10% of the                                      total assets; (ii) may engage in
                                 Fund's total assets; (ii) may                                     securities lending as described
                                 engage in securities lending                                      in its statement of additional
                                 as described in its statement                                     information (as well as its
                                 of additional information (as                                     prospectus for the SIT
                                 well as its prospectus for the                                    International Fixed Income Fund);
                                 SIT International Fixed Income                                    and (iii) may purchase or hold
                                 Fund); and (iii) may purchase                                     debt instruments (securities for
                                 or hold debt instruments                                          the SIT International Fixed
                                 (securities for the SIT                                           Income Fund) in accordance with
                                 International Fixed Income                                        its investment objective(s) and
                                 Fund) in accordance with its                                      policies.
                                 investment objective(s) and
                                 policies.

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
PLEDGING/MORTGAGING POLICY

SDIT Corporate Daily Income,     No Fund may pledge, mortgage     None.                            No Fund may pledge, mortgage or
SDIT Short-Duration              or hypothecate assets except                                      hypothecate assets except to
Government, SDIT                 to secure temporary borrowings                                    secure temporary borrowings
Intermediate-Duration            permitted by a Fund's                                             permitted by a Fund's borrowing
Government, SDIT GNMA, SDIT      borrowing limitation described                                    limitation described above (or as
Government II, INDEX S&P 500     above (or as described in its                                     described in its prospectus for
Index, INDEX Bond Index, SIT     prospectus for the SIT                                            the SIT International Fixed
International Fixed Income,      International Fixed Income                                        Income Fund and its statement of
STET Tax Free, STET              Fund and its statement of                                         additional information for the
Institutional Tax Free, STET     additional information for the                                    INDEX S&P 500 Index and INDEX
California Tax Exempt, STET      INDEX S&P 500 Index and INDEX                                     Bond Index Funds) in aggregate
Intermediate-Term Municipal,     Bond Index Funds) in aggregate                                    amounts not to exceed 10% of the
STET Pennsylvania Municipal      amounts not to exceed 10% of                                      net assets of such Fund taken at
Bond and STET Pennsylvania Tax   the net assets of such Fund                                       current value at the time of the
Free Funds                       taken at current value at the                                     incurrence of such loan, and as
                                 time of the incurrence of such                                    to the INDEX S&P 500 Index, in
                                 loan, and as to the INDEX S&P                                     connection with stock index
                                 500 Index, in connection with                                     futures trading as provided in
                                 stock index futures trading as                                    its statement of additional
                                 provided in its statement of                                      information.
                                 additional information.

SHORT SALES

SDIT Corporate Daily Income,     No Fund may make short sales     None.                            No Fund may make short sales of
SDIT Short-Duration              of securities, maintain a                                         securities, maintain a short
Government, SDIT                 short position or purchase                                        position or purchase securities
Intermediate-Duration            securities on margin, except                                      on margin, except that the
Government, SDIT GNMA, SDIT      that the Trusts/Funds may                                         Trusts/Funds may obtain
Government II, INDEX S&P 500     obtain short-term credits as                                      short-term credits as necessary
Index, INDEX Bond Index, SIT     necessary for the clearance of                                    for the clearance of security
International Fixed Income,      security transactions and as                                      transactions and as described in
STET Tax Free, STET              described in its prospectus                                       its prospectus for the SIT
Institutional Tax Free, STET     for the SIT International                                         International Fixed Income Fund.
California Tax Exempt, STET      Fixed Income Fund.
Intermediate-Term Municipal,
STET Pennsylvania Municipal
Bond and STET Pennsylvania Tax
Free Funds

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
REAL ESTATE/COMMODITIES

SIMT Large Cap Growth, SIMT      No Fund may purchase or sell     No Fund may purchase or sell     No Fund may purchase or sell real
Large Cap Value, SIMT            real estate, physical            commodities or real estate,      estate, physical commodities, or
Tax-Managed Large Cap, SIMT      commodities, or commodities      except to the extent permitted   commodities contracts, except
Mid-Cap, SIMT Small Cap          contracts, except that each      under the 1940 Act, the rules    that each Fund may purchase: (i)
Growth, SIMT Small Cap Value,    Fund may purchase: (i)           and regulations thereunder or    marketable securities issued by
SIMT Tax-Managed Small Cap,      marketable securities issued     any exemption therefrom, as      companies which own or invest in
SIMT Core Fixed Income, SIMT     by companies which own or        such statute, rules or           real estate (including real
High Yield Bond, SIMT Real       invest in real estate            regulations may be amended or    estate investment trusts),
Estate, SIT International        (including real estate           interpreted from time to time.   commodities, or commodities
Equity, SIT Emerging Markets     investment trusts),                                               contracts; and (ii) commodities
Equity, SIT Emerging Markets     commodities, or commodities                                       contracts relating to financial
Debt, STET Short Duration        contracts; and (ii)                                               instruments, such as financial
Municipal, STET California       commodities contracts relating                                    futures contracts and options on
Municipal Bond, STET             to financial instruments, such                                    such contracts.
Massachusetts Municipal Bond,    as financial futures contracts
STET New Jersey Municipal Bond   and options on such contracts.
and STET New York Municipal
Bond Funds

INDEX S&P 500 Index and          No Fund may purchase or sell     No Fund may purchase or sell     No Fund may purchase or sell real
INDEX Bond Funds                 real estate, real estate         commodities or real estate,      estate, real estate limited
                                 limited partnership interests,   except to the extent permitted   partnership interests, physical
                                 physical commodities or          under the 1940 Act, the rules    commodities or commodities
                                 commodities contracts.           and regulations thereunder or    contracts. However, subject to
                                 However, subject to its          any exemption therefrom, as      its permitted investments, a Fund
                                 permitted investments, a Fund    such statute, rules or           may purchase: (I) obligations
                                 may purchase: (I) obligations    regulations may be amended or    issued by companies which invest
                                 issued by companies which        interpreted from time to time.   in real estate, commodities or
                                 invest in real estate,                                            commodities contracts, and (ii)
                                 commodities or commodities                                        commodities contracts related to
                                 contracts, and (ii)                                               financial instruments, such as
                                 commodities contracts related                                     financial futures contracts.
                                 to financial instruments, such
                                 as financial futures
                                 contracts.

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
All SAAT Funds                   No Fund may purchase or sell     No Fund may purchase or sell     No Fund may purchase or sell real
                                 real estate, physical            commodities or real estate,      estate, physical commodities, or
                                 commodities, or commodities      except to the extent permitted   commodities contracts, except
                                 contracts, except that each      under the 1940 Act, the rules    that each Fund may purchase
                                 Fund may purchase commodities    and regulations thereunder or    commodities contracts relating to
                                 contracts relating to            any exemption therefrom, as      financial instruments, such as
                                 financial instruments, such as   such statute, rules or           financial futures or index
                                 financial futures or index       regulations may be amended or    contracts and options on such
                                 contracts and options on such    interpreted from time to time.   contracts.
                                 contracts.

SDIT Corporate Daily Income,     No Fund may purchase or sell     No Fund may purchase or sell     No Fund may purchase or sell real
SDIT Government II, SIT          real estate, real estate         commodities or real estate,      estate, real estate limited
International Fixed Income,      limited partnership interests,   except to the extent permitted   partnership interests,
SDIT Short-Duration              commodities or commodities       under the 1940 Act, the rules    commodities or commodities
Government, SDIT                 contracts (including with the    and regulations thereunder or    contracts (including with the
Intermediate-Duration            exception of the SIT             any exemption therefrom, as      exception of the SIT
Government and SDIT GNMA Funds   International Fixed Income,      such statute, rules or           International Fixed Income, SDIT
                                 SDIT Short-Duration              regulations may be amended or    Short-Duration Government, SDIT
                                 Government, SDIT                 interpreted from time to time.   Intermediate-Duration Government
                                 Intermediate-Duration                                             and GNMA Funds) futures
                                 Government and GNMA Funds)                                        contracts. However, subject to
                                 futures contracts. However,                                       its permitted investments, each
                                 subject to its permitted                                          Fund may purchase obligations
                                 investments, each Fund may                                        issued by companies which invest
                                 purchase obligations issued by                                    in real estate, commodities or
                                 companies which invest in real                                    commodities contracts.
                                 estate, commodities or
                                 commodities contracts.

STET Tax Free, STET              No Fund may purchase or sell     No Fund may purchase or sell     No Fund may purchase or sell real
Institutional Tax Free, STET     real estate, real estate         commodities or real estate,      estate, real estate limited
California Tax Exempt, STET      limited partnership interests,   except to the extent permitted   partnership interests,
Intermediate-Term Municipal,     commodities or commodities       under the 1940 Act, the rules    commodities or commodities
STET Pennsylvania Municipal      contracts including futures      and regulations thereunder or    contracts including futures
Bond and STET Pennsylvania Tax   contracts. However, subject to   any exemption therefrom, as      contracts. However, subject to
Free Funds                       its permitted investments, any   such statute, rules or           its permitted investments, any
                                 Fund may invest in municipal     regulations may be amended or    Fund may invest in municipal
                                 securities or other              interpreted from time to time.   securities or other obligations
                                 obligations secured by real                                       secured by real estate or other
                                 estate or other interests                                         interests therein.
                                 therein.

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
STET Massachusetts Tax Free      No Fund may purchase or sell     No Fund may purchase or sell     No Fund may purchase or sell real
Money Market Fund                real estate, real estate         commodities or real estate,      estate, real estate limited
                                 limited partnership interests,   except to the extent permitted   partnership interests,
                                 commodities or commodities       under the 1940 Act, the rules    commodities or commodities
                                 contracts including futures      and regulations thereunder or    contracts including futures
                                 contracts. However, subject to   any exemption therefrom, as      contracts. However, subject to
                                 its permitted investments, the   such statute, rules or           its permitted investments, the
                                 Fund may: (a) invest in          regulations may be amended or    Fund may: (a) invest in
                                 securities of issuers engaged    interpreted from time to time.   securities of issuers engaged in
                                 in the real estate business or                                    the real estate business or the
                                 the business of investing in                                      business of investing in real
                                 real estate (including                                            estate (including interests in
                                 interests in limited                                              limited partnerships owning or
                                 partnerships owning or                                            otherwise engaging in the real
                                 otherwise engaging in the real                                    estate business or the business
                                 estate business or the                                            of investing in real estate) and
                                 business of investing in real                                     securities which are secured by
                                 estate) and securities which                                      real estate or interests therein;
                                 are secured by real estate or                                     (b) hold or sell real estate
                                 interests therein; (b) hold or                                    received in connection with
                                 sell real estate received in                                      securities it holds or held; or
                                 connection with securities it                                     (c) trade in futures contracts
                                 holds or held; or (c) trade in                                    and options on futures contracts
                                 futures contracts and options                                     (including options on currencies)
                                 on futures contracts                                              to the extent consistent with the
                                 (including options on                                             Fund's investment objective and
                                 currencies) to the extent                                         policies.
                                 consistent with the Fund's
                                 investment objective and
                                 policies.

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
UNDERWRITING OF SECURITIES

All SAAT Funds, SIMT Large Cap   No Fund may act as an            No Fund may underwrite           None.
Growth, SIMT Large Cap Value,    underwriter of securities of     securities issued by other
SIMT Tax-Managed Large Cap,      other issuers except as it may   persons, except to the extent
SIMT Mid-Cap, SIMT Small Cap     be deemed an underwriter in      permitted under the 1940 Act,
Growth, SIMT Small Cap Value,    selling a portfolio security.    the rules and regulations
SIMT Tax-Managed Small Cap,                                       thereunder or any exemption
SIMT Core Fixed Income, SIMT                                      therefrom, as such statute,
High Yield Bond, SIMT Real                                        rules or regulations may be
Estate, SIT International                                         amended or interpreted from
Equity, SIT Emerging Markets                                      time to time.
Equity, SIT Emerging Markets
Debt, SIT International Fixed
Income, STET Short Duration
Municipal, SDIT Corporate
Daily Income, SDIT
Short-Duration Government,
SDIT Intermediate-Duration
Government, SDIT GNMA, SDIT
Government II, INDEX S&P 500
Index, INDEX Bond Index, STET
Tax Free, STET Institutional
Tax Free, STET California Tax
Exempt, STET Intermediate-Term
Municipal, STET Pennsylvania
Municipal Bond, STET
Pennsylvania Tax Free, STET
California Municipal Bond,
STET Massachusetts Municipal
Bond, STET New Jersey
Municipal Bond, STET New York
Municipal Bond and STET
Massachusetts Tax Free Money
Market Funds

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
INVESTMENT IN OIL/GAS

All SAAT Funds, SIMT Large Cap   No Fund may invest in            None.                            No Fund may invest in interests
Growth, SIMT Large Cap Value,    interests in oil, gas, or                                         in oil, gas, or other mineral
SIMT Tax-Managed Large Cap,      other mineral exploration or                                      exploration or development
SIMT Mid-Cap, SIMT Small Cap     development programs and oil,                                     programs and oil, gas or mineral
Growth, SIMT Small Cap Value,    gas or mineral leases.                                            leases.
SIMT Core Fixed Income, SIMT
High Yield Bond, SIT
International Equity, SIT
Emerging Markets Equity, SIT
Emerging Markets Debt, SIT
International Fixed Income,
STET California Municipal
Bond, STET Massachusetts
Municipal Bond, STET New
Jersey Municipal Bond and STET
New York Municipal Bond Funds

SDIT Corporate Daily Income,     No Fund may invest in            None.                            No Fund may invest in interests
SDIT Short-Duration              interests in oil, gas or other                                    in oil, gas or other mineral
Government, SDIT                 mineral exploration or                                            exploration or development
Intermediate-Duration            development programs. The STET                                    programs. The STET Institutional
Government, SDIT GNMA, SDIT      Institutional Tax Free and                                        Tax Free and STET California Tax
Government II, INDEX S&P 500     STET California Tax Exempt may                                    Exempt Funds may not invest in
Index, INDEX Bond Index, STET    not invest in oil, gas or                                         oil, gas or mineral leases.
Tax Free, STET                   mineral leases.
Intermediate-Term Municipal,
STET Pennsylvania Municipal
Bond, STET Pennsylvania Tax
Free, STET Institutional Tax
Free and STET California Tax
Exempt Funds

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
INVESTMENT COMPANIES

SDIT Corporate Daily Income,     No Fund may purchase             None.                            No Fund may purchase securities
SDIT Short-Duration              securities of other investment                                    of other investment companies;
Government, SDIT                 companies; provided that all                                      provided that all Funds may
Intermediate-Duration            Funds may purchase such                                           purchase such securities as
Government and SDIT GNMA Funds   securities as permitted by the                                    permitted by the 1940 Act and the
                                 1940 Act and the rules and                                        rules and regulations thereunder
                                 regulations thereunder but, in                                    but, in any event, such Funds may
                                 any event, such Funds may not                                     not purchase securities of other
                                 purchase securities of other                                      open-end investment companies.
                                 open-end investment companies.

INDEX S&P 500 Index, INDEX       No Fund may purchase             None.                            No Fund may purchase securities
Bond Index and SIT               securities of other investment                                    of other investment companies
International Fixed Income       companies except as permitted                                     except as permitted by the 1940
Funds                            by the 1940 Act and the rules                                     Act and the rules and regulations
                                 and regulations thereunder and                                    thereunder and may only purchase
                                 may only purchase securities                                      securities of money market funds.
                                 of money market funds.

STET Tax Free, STET              No Fund may purchase             None.                            No Fund may purchase securities
Institutional Tax Free, STET     securities of other investment                                    of other investment companies,
California Tax Exempt, STET      companies, except that the                                        except that the STET
Intermediate-Term Municipal,     STET Intermediate-Term                                            Intermediate-Term Municipal, STET
STET Pennsylvania Municipal      Municipal, STET Pennsylvania                                      Pennsylvania Municipal Bond and
Bond and STET Pennsylvania Tax   Municipal Bond and STET                                           STET Pennsylvania Tax Free Funds
Free Funds                       Pennsylvania Tax Free Funds                                       may only purchase securities of
                                 may only purchase securities                                      money market funds, as permitted
                                 of money market funds, as                                         by the 1940 Act and the rules and
                                 permitted by the 1940 Act and                                     regulations thereunder.
                                 the rules and regulations
                                 thereunder.

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
OWNERSHIP OF SECURITIES

SDIT Corporate Daily Income,     No Fund may purchase or retain   None.                            None.
SDIT Short-Duration              securities of an issuer if, to
Government, SDIT                 the knowledge of the Trust, an
Intermediate-Duration            officer, trustee, partner or
Government, SDIT GNMA, SDIT      director of the Trust or any
Government II, INDEX S&P 500     investment adviser of the
Index, INDEX Bond Index, SIT     Trust owns beneficially more
International Fixed Income,      than 1/2 of 1% of the shares
STET Tax Free, STET              or securities of such issuer
Institutional Tax Free, STET     and all such officers,
California Tax Exempt, STET      trustees, partners and
Intermediate-Term Municipal,     directors owning more than 1/2
STET Pennsylvania Municipal      of 1% of such shares or
Bond and STET Pennsylvania Tax   securities together own more
Free Funds                       than 5% of such shares or
                                 securities.

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
UNSEASONED ISSUERS

SDIT Corporate Daily Income,     No Fund may purchase             None.                            None.
SDIT Short-Duration              securities of any company
Government, SDIT                 which has (with predecessors)
Intermediate-Duration            a record of less than three
Government, SDIT GNMA, SDIT      years continuing operations,
Government II, STET Tax Free,    except: (i) obligations issued
STET Institutional Tax Free,     or guaranteed by the U.S.
STET California Tax Exempt,      Government, its agencies or
STET Intermediate-Term           instrumentalities; or (ii)
Municipal, STET Pennsylvania     municipal securities which are
Municipal Bond and STET          rated by at least two
Pennsylvania Tax Free Funds      nationally recognized
                                 municipal bond rating services
                                 (or determined by the adviser
                                 or sub-adviser to be of "high
                                 quality" for the STET Tax
                                 Free, STET Institutional Tax
                                 Free, STET California Tax
                                 Exempt, STET Intermediate-Term
                                 Municipal, STET Pennsylvania
                                 Municipal Bond and STET
                                 Pennsylvania Tax Free Funds)
                                 if, as a result, more than 5%
                                 of the total assets (taken at
                                 fair market value and current
                                 value for the STET Tax Free,
                                 STET Institutional Tax Free,
                                 STET California Tax Exempt,
                                 STET Intermediate-Term
                                 Municipal, STET Pennsylvania
                                 Municipal Bond and STET
                                 Pennsylvania Tax Free Funds)
                                 would be invested in such
                                 securities.

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
SIT International Fixed          No Fund may purchase             None.                            None.
Income, INDEX S&P 500 Index      securities of any company
and INDEX Bond Index Funds       which has (with predecessors)
                                 a record of less than three
                                 years continuing operations
                                 if, as a result, more than 5%
                                 of the total assets (taken at
                                 current value) would be
                                 invested in such securities.

INVESTMENT IN OPTIONS

SDIT Corporate Daily Income,     No Fund may purchase warrants,   None.                            No Fund may purchase warrants,
SDIT Short-Duration              puts, calls, straddles,                                           puts, calls, straddles, spreads
Government, SDIT                 spreads or combinations                                           or combinations thereof, except
Intermediate-Duration            thereof, except that the                                          that the Intermediate-Duration
Government, SDIT GNMA, SDIT      Intermediate-Duration                                             Government and GNMA Funds may
Government II, INDEX S&P 500     Government and GNMA Funds may                                     invest in options on futures
Index and INDEX Bond Index       invest in options on futures                                      contracts.
Funds                            contracts.

STET Tax Free, STET              No Fund may purchase warrants,   None.                            No Fund may purchase warrants,
Institutional Tax Free, STET     puts, calls, straddles,                                           puts, calls, straddles, spreads
California Tax Exempt, STET      spreads or combinations                                           or combinations thereof, except
Intermediate-Term Municipal,     thereof, except as permitted                                      as permitted by its statement of
STET Pennsylvania Municipal      by its statement of additional                                    additional information.
Bond and STET Pennsylvania Tax   information.
Free Funds

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
RESTRICTED/ILLIQUID SECURITIES

SDIT Corporate Daily Income,     No Fund may purchase             None.                            No Fund may invest more than 10%
SDIT Short-Duration              restricted securities                                             of its net assets in illiquid
Government, SDIT                 (securities which must be                                         securities.
Intermediate-Duration            registered under the
Government, SDIT GNMA, SDIT      Securities Act of 1933 before
Government II, INDEX S&P 500     they may be offered or sold to
Index, INDEX Bond Index and      the public) or other illiquid
SIT International Fixed Income   securities except as described
Funds                            in its prospectus and
                                 statement of additional
                                 information (and as described
                                 in its statement of additional
                                 information for the INDEX S&P
                                 500 Index and INDEX Bond Index
                                 Funds).

POLICY REGARDING CONTROL OF ISSUER

SDIT Corporate Daily Income,     No Fund may invest in            None.                            No Fund may invest in companies
SDIT Short-Duration              companies for the purpose of                                      for the purpose of exercising
Government, SDIT                 exercising control.                                               control.
Intermediate-Duration
Government, SDIT GNMA, SDIT
Government II, INDEX S&P 500
Index, INDEX Bond Index, SIT
International Fixed Income,
STET Tax Free, STET
Institutional Tax Free, STET
California Tax Exempt, STET
Intermediate-Term Municipal,
STET Pennsylvania Municipal
Bond and STET Pennsylvania Tax
Free Funds

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
OTHER POLICIES

SIMT Large Cap Value, SIMT       Each Fund's investment           None.                            None.
Large Cap Growth, SIMT           limitations in its respective
Tax-Managed Large Cap, SIMT      prospectus(es) are
Small Cap Value, SIMT Small      fundamental.
Cap Growth, SIMT Tax-Managed
Small Cap, SIMT Mid-Cap, SIMT
Core Fixed Income, SIMT High
Yield Bond, STET Tax Free,
STET Institutional Tax Free,
STET California Tax Exempt,
STET Intermediate-Term
Municipal, STET Pennsylvania
Municipal Bond and STET
Pennsylvania Tax Free Funds

STET Intermediate-Term           Each Fund must abide by its      None.                            No Fund or each Fund must abide
Municipal and STET               maturity restrictions and                                         by its maturity restrictions and
Pennsylvania Municipal Bond      invest solely in the permitted                                    invest solely in the permitted
Funds                            investments in its statement                                      investments in its statement of
                                 of additional information and                                     additional information and
                                 prospectuses.                                                     prospectuses.

SLAT Prime Obligation Fund       The Fund may only purchase       None.                            None.
                                 securities with a remaining
                                 maturity of 365 days or less.                                     (The Fund will be managed in
                                                                                                   accordance with Rule 2a-7 under
                                                                                                   the 1940 Act, which currently
                                                                                                   restricts a money market fund
                                                                                                   from acquiring any instrument
                                                                                                   with a remaining maturity of
                                                                                                   greater than 397 calendar days).

STET California Municipal Bond   The Fund must be fully           At least 80% of its net assets   None.
Fund                             invested in obligations which    is invested in obligations
                                 produce interest that is         which produce interest that is
                                 exempt from both Federal and     exempt from both Federal and
                                 California state income taxes.   California state income taxes.

                                 CURRENT FUNDAMENTAL              PROPOSED NEW                     PROPOSED NEW
FUNDS                            POLICY                           FUNDAMENTAL POLICY               NON-FUNDAMENTAL POLICY
------------------------------   ------------------------------   ------------------------------   ---------------------------------
STET Massachusetts Municipal     The Fund must be fully           At least 80% of its net assets   None.
Bond Fund                        invested in obligations which    is invested in obligations
                                 produce interest that is         which produce interest that is
                                 exempt from both Federal and     exempt from both Federal and
                                 Massachusetts state income       Massachusetts state income
                                 taxes.                           taxes.

STET New Jersey Municipal Bond   The Fund must be fully           At least 80% of its net assets   None.
Fund                             invested in obligations which    is invested in obligations
                                 produce interest that is         which produce interest that is
                                 exempt from both Federal and     exempt from both Federal and
                                 New Jersey state income taxes.   New Jersey state income taxes.

STET New York Municipal Bond     The Fund must be fully           At least 80% of its net assets   None.
Fund                             invested in obligations which    is invested in obligations
                                 produce interest that is         which produce interest that is
                                 exempt from both Federal and     exempt from both Federal and
                                 New York state and city income   New York state and city income
                                 taxes.                           taxes.

STET Pennsylvania Municipal      The Fund must be fully           At least 80% of its net assets   None.
Bond Fund                        invested in obligations which    is invested in obligations
                                 produce interest that is         which produce interest that is
                                 exempt from both Federal and     exempt from both Federal and
                                 Pennsylvania state income        Pennsylvania state income
                                 taxes.                           taxes.

SDIT GNMA Fund                   The Fund may not invest less     None.                            The Fund has adopted a policy to
                                 than 65% of its assets in GNMA                                    invest at least 80% of its assets
                                 securities.                                                       in the type of securities that it
                                                                                                   is required to by Rule 35d-1.

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132


TO VOTE BY TELEPHONE
1) Read the Proxy Statement and have the Proxy card on reverse at hand.
2) Call 1-800-690-6903.
3) Follow the recorded instructions.

TO VOTE BY INTERNET
1) Read the Proxy Statement and have the Proxy card on reverse at hand.
2) Go to www.proxyweb.com
3) Follow the on-line instructions.

TO VOTE BY MAIL
1) Read the Proxy Statement.
2) Check the appropriate box on the reverse side.
3) Sign, date and return the Proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.

FUND NAME PRINTS HERE                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                                  TO BE HELD ON OCTOBER 27, 2004

Notice is hereby given that a special meeting of shareholders (the "Meeting") of SEI Liquid Asset Trust ("SLAT"), SEI Tax Exempt Trust ("STET"), SEI Daily Income Trust ("SDIT"), SEI Index Funds ("INDEX"), SEI Institutional Managed Trust ("SIMT"), SEI Institutional International Trust ("SIT") and SEI Asset Allocation Trust ("SAAT") (collectively, the "Trusts") and each of their portfolios (the "Funds") will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on October 27, 2004, at 3:00 p.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on the reverse side and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card. IF YOU SIMPLY SIGN THE PROXY WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF TRUSTEES.

Date: __________________, 2004


Signature(s) (SIGN IN THE BOX)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

SEI MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.


Proposal 1. To elect Trustees for the Trust.

(01) Rosemarie B. Greco  (02) Nina Lesavoy  (03) James M. Williams


FOR ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY AT LEFT)
  / /

WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
  / /

--------------------------------------------------------------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEE(S) ABOVE.


PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

SEI 1 MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.


Proposal 1. To elect Trustees for the Trust.

(01) Rosemarie B. Greco  (02) Nina Lesavoy  (03) James M. Williams

FOR ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY AT LEFT)                WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
            / /                                                                                         / /

--------------------------------------------------------------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEE(S) ABOVE.

TO IMPLEMENT THE "MANAGER OF MANAGERS" STRUCTURE WITH SIMC SERVING AS EACH FUND'S "MANAGER OF MANAGERS," SHAREHOLDERS MUST APPROVE PROPOSALS 2 AND 3. NEITHER PROPOSAL WILL BE IMPLEMENTED WITH RESPECT TO A FUND, IF SHAREHOLDERS OF THAT FUND DO NOT APPROVE BOTH PROPOSALS.

Proposal 2. To approve a "manager of managers" structure for: the Bond Index Fund of INDEX; the Short- Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SDIT; and the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of STET.

 FOR       AGAINST         ABSTAIN
  / /        / /             / /

Proposal 3. To approve SIMC as investment adviser for: the Bond Index Fund of INDEX; the Short-Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SDIT; and the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of STET; and to approve an investment advisory agreement with SIMC and these Funds.

FOR        AGAINST         ABSTAIN
/ /          / /             / /

PROPOSAL 4 IS SEPARATED INTO SEPARATE ITEMS. YOU MAY VOTE FOR PROPOSAL 4 AS A GROUP OR BY EACH ITEM. IF YOU VOTE ON PROPOSAL 4 AS A GROUP, A FUND WILL RECORD YOUR VOTES AS HAVING BEEN CAST "FOR" OR "AGAINST" EACH APPLICABLE ITEM WITHIN PROPOSAL 4 IN ACCORDANCE WITH YOUR VOTE. ALTERNATIVELY, YOU MAY VOTE SEPARATELY "FOR" OR "AGAINST" EACH ITEM OF PROPOSAL 4. IF THIS PROXY CARD INCLUDES A VOTE ON PROPOSAL 4 AS A GROUP AND SEPARATE VOTES ON SPECIFIC ITEMS, YOUR VOTE ON PROPOSAL 4 AS A GROUP WILL CONTROL AND WILL BE RECORDED AS YOUR INTENDED VOTE, EXCEPT WITH RESPECT TO THOSE SPECIFIC ITEMS FOR WHICH YOU HAVE VOTED SEPARATELY, IN WHICH CASE YOUR SEPARATE VOTES WILL CONTROL WITH RESPECT TO SUCH ITEMS AND WILL BE RECORDED AS YOUR INTENDED VOTE.

Proposal 4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SLAT and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SDIT.

FOR        AGAINST         ABSTAIN
/ /          / /             / /

STOP HERE IF YOU VOTED ON PROPOSAL 4 AS A GROUP. IF YOU HAVE NOT VOTED ON PROPOSAL 4 AS A GROUP AND WOULD LIKE TO VOTE ON EACH ITEM SEPARATELY, PLEASE CHECK THE APPROPRIATE BOXES BELOW.

                                                                                                   FOR      AGAINST    ABSTAIN
4(a) Fundamental Policy Regarding Diversification                                                  / /        / /        / /
4(b) Fundamental Policy Regarding Concentration                                                    / /        / /        / /
4(c) Fundamental Policies Regarding Borrowing and Senior Securities                                / /        / /        / /
4(d) Fundamental Policy Regarding Lending                                                          / /        / /        / /
4(e) Fundamental Policy Regarding Pledging and Mortgaging of Fund Assets                           / /        / /        / /
4(f) Fundamental Policy Regarding Control of an Issuer                                             / /        / /        / /
4(g) Fundamental Policy Regarding Purchase of Real Estate and Commodities                          / /        / /        / /
4(h) Fundamental Policy Regarding Short Sales                                                      / /        / /        / /
4(i) Fundamental Policy Regarding Underwriting of Securities                                       / /        / /        / /
4(j) Fundamental Policy Regarding Investments in Securities of Other Investment Companies          / /        / /        / /
4(k) Eliminate Policy Regarding the Investing in Issuers when Securities are Owned by Officers
     and Trustees                                                                                  / /        / /        / /
4(l) Fundamental Policy Regarding Investments in "Unseasoned Issuers"                              / /        / /        / /
4(m) Fundamental Policy Regarding Investments in Options                                           / /        / /        / /
4(n) Fundamental Policy Regarding Investment in Oil and Gas                                        / /        / /        / /
4(o) Fundamental Policy Regarding Investments in Illiquid and Restricted Securities                / /        / /        / /

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

SEI 1, 2, 3, 4 A-O MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect Trustees for the Trust.

(01) Rosemarie B. Greco  (02) Nina Lesavoy  (03) James M. Williams

FOR ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY AT LEFT)                WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
            / /                                                                                         / /

--------------------------------------------------------------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEE(S) ABOVE.

TO IMPLEMENT THE "MANAGER OF MANAGERS" STRUCTURE WITH SIMC SERVING AS EACH FUND'S "MANAGER OF MANAGERS," SHAREHOLDERS MUST APPROVE PROPOSALS 2 AND 3. NEITHER PROPOSAL WILL BE IMPLEMENTED WITH RESPECT TO A FUND, IF SHAREHOLDERS OF THAT FUND DO NOT APPROVE BOTH PROPOSALS.

Proposal 2. To approve a "manager of managers" structure for: the Bond Index Fund of INDEX; the Short- Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SDIT; and the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of STET.

 FOR        AGAINST       ABSTAIN
 / /          / /           / /

Proposal 3. To approve SIMC as investment adviser for: the Bond Index Fund of INDEX; the Short-Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SDIT; and the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of STET; and to approve an investment advisory agreement with SIMC and these Funds.

FOR       AGAINST         ABSTAIN
/ /         / /             / /

PROPOSAL 4 IS SEPARATED INTO SEPARATE ITEMS. YOU MAY VOTE FOR PROPOSAL 4 AS A GROUP OR BY EACH ITEM. IF YOU VOTE ON PROPOSAL 4 AS A GROUP, A FUND WILL RECORD YOUR VOTES AS HAVING BEEN CAST "FOR" OR "AGAINST" EACH APPLICABLE ITEM WITHIN PROPOSAL 4 IN ACCORDANCE WITH YOUR VOTE. ALTERNATIVELY, YOU MAY VOTE SEPARATELY "FOR" OR "AGAINST" EACH ITEM OF PROPOSAL 4. IF THIS PROXY CARD INCLUDES A VOTE ON PROPOSAL 4 AS A GROUP AND SEPARATE VOTES ON SPECIFIC ITEMS, YOUR VOTE ON PROPOSAL 4 AS A GROUP WILL CONTROL AND WILL BE RECORDED AS YOUR INTENDED VOTE, EXCEPT WITH RESPECT TO THOSE SPECIFIC ITEMS FOR WHICH YOU HAVE VOTED SEPARATELY, IN WHICH CASE YOUR SEPARATE VOTES WILL CONTROL WITH RESPECT TO SUCH ITEMS AND WILL BE RECORDED AS YOUR INTENDED VOTE.

Proposal 4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SLAT and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SDIT.

FOR       AGAINST        ABSTAIN
/ /         / /            / /

STOP HERE IF YOU VOTED ON PROPOSAL 4 AS A GROUP. IF YOU HAVE NOT VOTED ON PROPOSAL 4 AS A GROUP AND WOULD LIKE TO VOTE ON EACH ITEM SEPARATELY, PLEASE CHECK THE APPROPRIATE BOXES BELOW.

                                                                                                   FOR      AGAINST    ABSTAIN
4(a) Fundamental Policy Regarding Diversification                                                  / /        / /        / /
4(b) Fundamental Policy Regarding Concentration                                                    / /        / /        / /
4(c) Fundamental Policies Regarding Borrowing and Senior Securities                                / /        / /        / /
4(d) Fundamental Policy Regarding Lending                                                          / /        / /        / /
4(e) Fundamental Policy Regarding Pledging and Mortgaging of Fund Assets                           / /        / /        / /
4(f) Fundamental Policy Regarding Control of an Issuer                                             / /        / /        / /
4(g) Fundamental Policy Regarding Purchase of Real Estate and Commodities                          / /        / /        / /
4(h) Fundamental Policy Regarding Short Sales                                                      / /        / /        / /
4(i) Fundamental Policy Regarding Underwriting of Securities                                       / /        / /        / /
4(j) Fundamental Policy Regarding Investments in Securities of Other Investment Companies          / /        / /        / /
4(k) Eliminate Policy Regarding the Investing in Issuers when Securities are Owned by Officers
     and Trustees                                                                                  / /        / /        / /
4(l) Fundamental Policy Regarding Investments in "Unseasoned Issuers"                              / /        / /        / /
4(m) Fundamental Policy Regarding Investments in Options                                           / /        / /        / /
4(n) Fundamental Policy Regarding Investment in Oil and Gas                                        / /        / /        / /
4(o) Fundamental Policy Regarding Investments in Illiquid and Restricted Securities                / /        / /        / /
4(q) Fundamental Policy Requiring that At Least 65% of the SDIT GNMA Fund's Assets be
      Invested In Particular Types of Securities                                                   / /        / /        / /

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

SEI 1, 2, 3, 4A-O+Q MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect Trustees for the Trust.

(01) Rosemarie B. Greco  (02) Nina Lesavoy  (03) James M. Williams

FOR ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY AT LEFT)                WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
            / /                                                                                         / /

--------------------------------------------------------------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEE(S) ABOVE.

TO IMPLEMENT THE "MANAGER OF MANAGERS" STRUCTURE WITH SIMC SERVING AS EACH FUND'S "MANAGER OF MANAGERS," SHAREHOLDERS MUST APPROVE PROPOSALS 2 AND 3. NEITHER PROPOSAL WILL BE IMPLEMENTED WITH RESPECT TO A FUND, IF SHAREHOLDERS OF THAT FUND DO NOT APPROVE BOTH PROPOSALS.

Proposal 2. To approve a "manager of managers" structure for: the Bond Index Fund of INDEX; the Short- Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SDIT; and the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of STET.

 FOR        AGAINST       ABSTAIN
 / /          / /           / /

Proposal 3. To approve SIMC as investment adviser for: the Bond Index Fund of INDEX; the Short-Duration Government, Intermediate-Duration Government, GNMA, and Corporate Daily Income Funds of SDIT; and the California Tax Exempt, Tax Free, Institutional Tax Free, and Pennsylvania Tax Free Funds of STET; and to approve an investment advisory agreement with SIMC and these Funds.

FOR       AGAINST         ABSTAIN
/ /         / /             / /

PROPOSAL 4 IS SEPARATED INTO SEPARATE ITEMS. YOU MAY VOTE FOR PROPOSAL 4 AS A GROUP OR BY EACH ITEM. IF YOU VOTE ON PROPOSAL 4 AS A GROUP, A FUND WILL RECORD YOUR VOTES AS HAVING BEEN CAST "FOR" OR "AGAINST" EACH APPLICABLE ITEM WITHIN PROPOSAL 4 IN ACCORDANCE WITH YOUR VOTE. ALTERNATIVELY, YOU MAY VOTE SEPARATELY "FOR" OR "AGAINST" EACH ITEM OF PROPOSAL 4. IF THIS PROXY CARD INCLUDES A VOTE ON PROPOSAL 4 AS A GROUP AND SEPARATE VOTES ON SPECIFIC ITEMS, YOUR VOTE ON PROPOSAL 4 AS A GROUP WILL CONTROL AND WILL BE RECORDED AS YOUR INTENDED VOTE, EXCEPT WITH RESPECT TO THOSE SPECIFIC ITEMS FOR WHICH YOU HAVE VOTED SEPARATELY, IN WHICH CASE YOUR SEPARATE VOTES WILL CONTROL WITH RESPECT TO SUCH ITEMS AND WILL BE RECORDED AS YOUR INTENDED VOTE.

Proposal 4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SLAT and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SDIT.

FOR       AGAINST         ABSTAIN
/ /         / /             / /

STOP HERE IF YOU VOTED ON PROPOSAL 4 AS A GROUP. IF YOU HAVE NOT VOTED ON PROPOSAL 4 AS A GROUP AND WOULD LIKE TO VOTE ON EACH ITEM SEPARATELY, PLEASE CHECK THE APPROPRIATE BOXES BELOW.

                                                                                                   FOR      AGAINST    ABSTAIN
4(a) Fundamental Policy Regarding Diversification                                                  / /        / /        / /
4(b) Fundamental Policy Regarding Concentration                                                    / /        / /        / /
4(c) Fundamental Policies Regarding Borrowing and Senior Securities                                / /        / /        / /
4(d) Fundamental Policy Regarding Lending                                                          / /        / /        / /
4(e) Fundamental Policy Regarding Pledging and Mortgaging of Fund Assets                           / /        / /        / /
4(f) Fundamental Policy Regarding Control of an Issuer                                             / /        / /        / /
4(g) Fundamental Policy Regarding Purchase of Real Estate and Commodities                          / /        / /        / /
4(h) Fundamental Policy Regarding Short Sales                                                      / /        / /        / /
4(i) Fundamental Policy Regarding Underwriting of Securities                                       / /        / /        / /
4(j) Fundamental Policy Regarding Investments in Securities of Other Investment Companies          / /        / /        / /
4(k) Eliminate Policy Regarding the Investing in Issuers when Securities are Owned by Officers
     and Trustees                                                                                  / /        / /        / /
4(l) Fundamental Policy Regarding Investments in "Unseasoned Issuers"                              / /        / /        / /
4(m) Fundamental Policy Regarding Investments in Options                                           / /        / /        / /
4(n) Fundamental Policy Regarding Investment in Oil and Gas                                        / /        / /        / /
4(p) Fundamental Policy Making all Investment Limitations in Prospectus Fundamental                / /        / /        / /

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

SEI 1, 2, 3, 4A-N+P MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect Trustees for the Trust.

(01) Rosemarie B. Greco  (02) Nina Lesavoy  (03) James M. Williams

FOR ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY AT LEFT)                WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
            / /                                                                                         / /

--------------------------------------------------------------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEE(S) ABOVE.

PROPOSAL 4 IS SEPARATED INTO SEPARATE ITEMS. YOU MAY VOTE FOR PROPOSAL 4 AS A GROUP OR BY EACH ITEM. IF YOU VOTE ON PROPOSAL 4 AS A GROUP, A FUND WILL RECORD YOUR VOTES AS HAVING BEEN CAST "FOR" OR "AGAINST" EACH APPLICABLE ITEM WITHIN PROPOSAL 4 IN ACCORDANCE WITH YOUR VOTE. ALTERNATIVELY, YOU MAY VOTE SEPARATELY "FOR" OR "AGAINST" EACH ITEM OF PROPOSAL 4. IF THIS PROXY CARD INCLUDES A VOTE ON PROPOSAL 4 AS A GROUP AND SEPARATE VOTES ON SPECIFIC ITEMS, YOUR VOTE ON PROPOSAL 4 AS A GROUP WILL CONTROL AND WILL BE RECORDED AS YOUR INTENDED VOTE, EXCEPT WITH RESPECT TO THOSE SPECIFIC ITEMS FOR WHICH YOU HAVE VOTED SEPARATELY, IN WHICH CASE YOUR SEPARATE VOTES WILL CONTROL WITH RESPECT TO SUCH ITEMS AND WILL BE RECORDED AS YOUR INTENDED VOTE.

Proposal 4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SLAT and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SDIT.

FOR       AGAINST         ABSTAIN
/ /         / /             / /

STOP HERE IF YOU VOTED ON PROPOSAL 4 AS A GROUP. IF YOU HAVE NOT VOTED ON PROPOSAL 4 AS A GROUP AND WOULD LIKE TO VOTE ON EACH ITEM SEPARATELY, PLEASE CHECK THE APPROPRIATE BOXES BELOW.

                                                                                                   FOR      AGAINST    ABSTAIN
4(c) Fundamental Policies Regarding Borrowing and Senior Securities                                / /        / /        / /

4(d) Fundamental Policy Regarding Lending                                                          / /        / /        / /

4(g) Fundamental Policy Regarding Purchase of Real Estate and Commodities                          / /        / /        / /

4(i) Fundamental Policy Regarding Underwriting of Securities                                       / /        / /        / /

4(n) Fundamental Policy Regarding Investment in Oil and Gas                                        / /        / /        / /

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

SAAT 1, 4CDGIN MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect Trustees for the Trust.

(01) Rosemarie B. Greco  (02) Nina Lesavoy  (03) James M. Williams

FOR ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY AT LEFT)                WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
            / /                                                                                         / /

--------------------------------------------------------------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEE(S) ABOVE.

PROPOSAL 4 IS SEPARATED INTO SEPARATE ITEMS. YOU MAY VOTE FOR PROPOSAL 4 AS A GROUP OR BY EACH ITEM. IF YOU VOTE ON PROPOSAL 4 AS A GROUP, A FUND WILL RECORD YOUR VOTES AS HAVING BEEN CAST "FOR" OR "AGAINST" EACH APPLICABLE ITEM WITHIN PROPOSAL 4 IN ACCORDANCE WITH YOUR VOTE. ALTERNATIVELY, YOU MAY VOTE SEPARATELY "FOR" OR "AGAINST" EACH ITEM OF PROPOSAL 4. IF THIS PROXY CARD INCLUDES A VOTE ON PROPOSAL 4 AS A GROUP AND SEPARATE VOTES ON SPECIFIC ITEMS, YOUR VOTE ON PROPOSAL 4 AS A GROUP WILL CONTROL AND WILL BE RECORDED AS YOUR INTENDED VOTE, EXCEPT WITH RESPECT TO THOSE SPECIFIC ITEMS FOR WHICH YOU HAVE VOTED SEPARATELY, IN WHICH CASE YOUR SEPARATE VOTES WILL CONTROL WITH RESPECT TO SUCH ITEMS AND WILL BE RECORDED AS YOUR INTENDED VOTE.

Proposal 4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SLAT and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SDIT.

FOR       AGAINST         ABSTAIN
/ /         / /             / /

STOP HERE IF YOU VOTED ON PROPOSAL 4 AS A GROUP. IF YOU HAVE NOT VOTED ON PROPOSAL 4 AS A GROUP AND WOULD LIKE TO VOTE ON EACH ITEM SEPARATELY, PLEASE CHECK THE APPROPRIATE BOXES BELOW.

                                                                                                   FOR      AGAINST    ABSTAIN
4(a) Fundamental Policy Regarding Diversification                                                  / /        / /        / /
4(b) Fundamental Policy Regarding Concentration                                                    / /        / /        / /
4(c) Fundamental Policies Regarding Borrowing and Senior Securities                                / /        / /        / /
4(d) Fundamental Policy Regarding Lending                                                          / /        / /        / /
4(e) Fundamental Policy Regarding Pledging and Mortgaging of Fund Assets                           / /        / /        / /
4(f) Fundamental Policy Regarding Control of an Issuer                                             / /        / /        / /
4(g) Fundamental Policy Regarding Purchase of Real Estate and Commodities                          / /        / /        / /
4(h) Fundamental Policy Regarding Short Sales                                                      / /        / /        / /
4(i) Fundamental Policy Regarding Underwriting of Securities                                       / /        / /        / /
4(k) Eliminate Policy Regarding the Investing in Issuers when Securities are Owned by Officers
     and Trustees                                                                                  / /        / /        / /
4(l) Fundamental Policy Regarding Investments in "Unseasoned Issuers"                              / /        / /        / /
4(m) Fundamental Policy Regarding Investments in Options                                           / /        / /        / /
4(n) Fundamental Policy Regarding Investment in Oil and Gas                                        / /        / /        / /
4(o) Fundamental Policy Regarding Investments in Illiquid and Restricted Securities                / /        / /        / /


PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

SEI 1, 4A-I, K-O MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect Trustees for the Trust.

(01) Rosemarie B. Greco  (02) Nina Lesavoy  (03) James M. Williams

FOR ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY AT LEFT)                WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
            / /                                                                                         / /

--------------------------------------------------------------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEE(S) ABOVE.

PROPOSAL 4 IS SEPARATED INTO SEPARATE ITEMS. YOU MAY VOTE FOR PROPOSAL 4 AS A GROUP OR BY EACH ITEM. IF YOU VOTE ON PROPOSAL 4 AS A GROUP, A FUND WILL RECORD YOUR VOTES AS HAVING BEEN CAST "FOR" OR "AGAINST" EACH APPLICABLE ITEM WITHIN PROPOSAL 4 IN ACCORDANCE WITH YOUR VOTE. ALTERNATIVELY, YOU MAY VOTE SEPARATELY "FOR" OR "AGAINST" EACH ITEM OF PROPOSAL 4. IF THIS PROXY CARD INCLUDES A VOTE ON PROPOSAL 4 AS A GROUP AND SEPARATE VOTES ON SPECIFIC ITEMS, YOUR VOTE ON PROPOSAL 4 AS A GROUP WILL CONTROL AND WILL BE RECORDED AS YOUR INTENDED VOTE, EXCEPT WITH RESPECT TO THOSE SPECIFIC ITEMS FOR WHICH YOU HAVE VOTED SEPARATELY, IN WHICH CASE YOUR SEPARATE VOTES WILL CONTROL WITH RESPECT TO SUCH ITEMS AND WILL BE RECORDED AS YOUR INTENDED VOTE.

Proposal 4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SLAT and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SDIT.

FOR       AGAINST         ABSTAIN
/ /         / /             / /

STOP HERE IF YOU VOTED ON PROPOSAL 4 AS A GROUP. IF YOU HAVE NOT VOTED ON PROPOSAL 4 AS A GROUP AND WOULD LIKE TO VOTE ON EACH ITEM SEPARATELY, PLEASE CHECK THE APPROPRIATE BOXES BELOW.

                                                                                                   FOR      AGAINST    ABSTAIN
4(a) Fundamental Policy Regarding Diversification                                                  / /        / /        / /
4(b) Fundamental Policy Regarding Concentration                                                    / /        / /        / /
4(c) Fundamental Policies Regarding Borrowing and Senior Securities                                / /        / /        / /
4(d) Fundamental Policy Regarding Lending                                                          / /        / /        / /
4(e) Fundamental Policy Regarding Pledging and Mortgaging of Fund Assets                           / /        / /        / /
4(f) Fundamental Policy Regarding Control of an Issuer                                             / /        / /        / /
4(g) Fundamental Policy Regarding Purchase of Real Estate and Commodities                          / /        / /        / /
4(h) Fundamental Policy Regarding Short Sales                                                      / /        / /        / /
4(i) Fundamental Policy Regarding Underwriting of Securities                                       / /        / /        / /
4(j) Fundamental Policy Regarding Investments in Securities of Other Investment Companies          / /        / /        / /
4(k) Eliminate Policy Regarding the Investing in Issuers when Securities are Owned by Officers
     and Trustees                                                                                  / /        / /        / /
4(l) Fundamental Policy Regarding Investments in "Unseasoned Issuers"                              / /        / /        / /
4(m) Fundamental Policy Regarding Investments in Options                                           / /        / /        / /
4(n) Fundamental Policy Regarding Investment in Oil and Gas                                        / /        / /        / /
4(o) Fundamental Policy Regarding Investments in Illiquid and Restricted Securities                / /        / /        / /

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

SEI 1, 4A-O MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect Trustees for the Trust.

(01) Rosemarie B. Greco  (02) Nina Lesavoy  (03) James M. Williams

FOR ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY AT LEFT)                WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
            / /                                                                                         / /

--------------------------------------------------------------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEE(S) ABOVE.

Proposal 4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SLAT and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SDIT.

4(t) Fundamental Policy that the SLAT Prime Obligation Fund may only Purchase Securities with a Remaining Maturity of 365 Days or Less

FOR       AGAINST         ABSTAIN
/ /         / /             / /

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

SEI 1 & 4T MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect Trustees for the Trust.

(01) Rosemarie B. Greco  (02) Nina Lesavoy  (03) James M. Williams

FOR ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY AT LEFT)                WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
            / /                                                                                         / /

--------------------------------------------------------------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEE(S) ABOVE.

PROPOSAL 4 IS SEPARATED INTO SEPARATE ITEMS. YOU MAY VOTE FOR PROPOSAL 4 AS A GROUP OR BY EACH ITEM. IF YOU VOTE ON PROPOSAL 4 AS A GROUP, A FUND WILL RECORD YOUR VOTES AS HAVING BEEN CAST "FOR" OR "AGAINST" EACH APPLICABLE ITEM WITHIN PROPOSAL 4 IN ACCORDANCE WITH YOUR VOTE. ALTERNATIVELY, YOU MAY VOTE SEPARATELY "FOR" OR "AGAINST" EACH ITEM OF PROPOSAL 4. IF THIS PROXY CARD INCLUDES A VOTE ON PROPOSAL 4 AS A GROUP AND SEPARATE VOTES ON SPECIFIC ITEMS, YOUR VOTE ON PROPOSAL 4 AS A GROUP WILL CONTROL AND WILL BE RECORDED AS YOUR INTENDED VOTE, EXCEPT WITH RESPECT TO THOSE SPECIFIC ITEMS FOR WHICH YOU HAVE VOTED SEPARATELY, IN WHICH CASE YOUR SEPARATE VOTES WILL CONTROL WITH RESPECT TO SUCH ITEMS AND WILL BE RECORDED AS YOUR INTENDED VOTE.

Proposal 4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SLAT and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SDIT.

FOR       AGAINST         ABSTAIN
/ /         / /             / /

STOP HERE IF YOU VOTED ON PROPOSAL 4 AS A GROUP. IF YOU HAVE NOT VOTED ON PROPOSAL 4 AS A GROUP AND WOULD LIKE TO VOTE ON EACH ITEM SEPARATELY, PLEASE CHECK THE APPROPRIATE BOXES BELOW.

                                                                                                   FOR      AGAINST    ABSTAIN
4(a) Fundamental Policy Regarding Diversification                                                  / /        / /        / /
4(b) Fundamental Policy Regarding Concentration                                                    / /        / /        / /
4(c) Fundamental Policies Regarding Borrowing and Senior Securities                                / /        / /        / /
4(d) Fundamental Policy Regarding Lending                                                          / /        / /        / /
4(e) Fundamental Policy Regarding Pledging and Mortgaging of Fund Assets                           / /        / /        / /
4(f) Fundamental Policy Regarding Control of an Issuer                                             / /        / /        / /
4(g) Fundamental Policy Regarding Purchase of Real Estate and Commodities                          / /        / /        / /
4(h) Fundamental Policy Regarding Short Sales                                                      / /        / /        / /
4(i) Fundamental Policy Regarding Underwriting of Securities                                       / /        / /        / /
4(j) Fundamental Policy Regarding Investments in Securities of Other Investment Companies          / /        / /        / /
4(k) Eliminate Policy Regarding the Investing in Issuers when Securities are Owned by Officers
     and Trustees                                                                                  / /        / /        / /
4(l) Fundamental Policy Regarding Investments in "Unseasoned Issuers"                              / /        / /        / /
4(m) Fundamental Policy Regarding Investments in Options                                           / /        / /        / /
4(n) Fundamental Policy Regarding Investment in Oil and Gas                                        / /        / /        / /
4(p) Fundamental Policy Making all Investment Limitations in Prospectus Fundamental                / /        / /        / /

4(s) Fundamental Policy that the STET Intermediate-Term Municipal and STET PA Municipal Bond
     Funds Must Abide by their Maturity Restrictions and Invest Solely in Investments
     Permitted by their Prospectus and Statement of Additional Information                         / /        / /        / /

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

SEI 1, 4A-NPS MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect Trustees for the Trust.

(01) Rosemarie B. Greco  (02) Nina Lesavoy  (03) James M. Williams

FOR ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY AT LEFT)                WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
            / /                                                                                         / /

--------------------------------------------------------------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEE(S) ABOVE.

PROPOSAL 4 IS SEPARATED INTO SEPARATE ITEMS. YOU MAY VOTE FOR PROPOSAL 4 AS A GROUP OR BY EACH ITEM. IF YOU VOTE ON PROPOSAL 4 AS A GROUP, A FUND WILL RECORD YOUR VOTES AS HAVING BEEN CAST "FOR" OR "AGAINST" EACH APPLICABLE ITEM WITHIN PROPOSAL 4 IN ACCORDANCE WITH YOUR VOTE. ALTERNATIVELY, YOU MAY VOTE SEPARATELY "FOR" OR "AGAINST" EACH ITEM OF PROPOSAL 4. IF THIS PROXY CARD INCLUDES A VOTE ON PROPOSAL 4 AS A GROUP AND SEPARATE VOTES ON SPECIFIC ITEMS, YOUR VOTE ON PROPOSAL 4 AS A GROUP WILL CONTROL AND WILL BE RECORDED AS YOUR INTENDED VOTE, EXCEPT WITH RESPECT TO THOSE SPECIFIC ITEMS FOR WHICH YOU HAVE VOTED SEPARATELY, IN WHICH CASE YOUR SEPARATE VOTES WILL CONTROL WITH RESPECT TO SUCH ITEMS AND WILL BE RECORDED AS YOUR INTENDED VOTE.

Proposal 4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SLAT and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SDIT.

FOR       AGAINST         ABSTAIN
/ /         / /             / /

STOP HERE IF YOU VOTED ON PROPOSAL 4 AS A GROUP. IF YOU HAVE NOT VOTED ON PROPOSAL 4 AS A GROUP AND WOULD LIKE TO VOTE ON EACH ITEM SEPARATELY, PLEASE CHECK THE APPROPRIATE BOXES BELOW.

                                                                                                   FOR      AGAINST    ABSTAIN
4(b) Fundamental Policy Regarding Concentration                                                    / /        / /        / /
4(c) Fundamental Policies Regarding Borrowing and Senior Securities                                / /        / /        / /
4(d) Fundamental Policy Regarding Lending                                                          / /        / /        / /
4(g) Fundamental Policy Regarding Purchase of Real Estate and Commodities                          / /        / /        / /
4(i) Fundamental Policy Regarding Underwriting of Securities                                       / /        / /        / /

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

SEI 1, 4B-DGI MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect Trustees for the Trust.

(01) Rosemarie B. Greco  (02) Nina Lesavoy  (03) James M. Williams

FOR ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY AT LEFT)                WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
            / /                                                                                         / /

--------------------------------------------------------------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEE(S) ABOVE.

PROPOSAL 4 IS SEPARATED INTO SEPARATE ITEMS. YOU MAY VOTE FOR PROPOSAL 4 AS A GROUP OR BY EACH ITEM. IF YOU VOTE ON PROPOSAL 4 AS A GROUP, A FUND WILL RECORD YOUR VOTES AS HAVING BEEN CAST "FOR" OR "AGAINST" EACH APPLICABLE ITEM WITHIN PROPOSAL 4 IN ACCORDANCE WITH YOUR VOTE. ALTERNATIVELY, YOU MAY VOTE SEPARATELY "FOR" OR "AGAINST" EACH ITEM OF PROPOSAL 4. IF THIS PROXY CARD INCLUDES A VOTE ON PROPOSAL 4 AS A GROUP AND SEPARATE VOTES ON SPECIFIC ITEMS, YOUR VOTE ON PROPOSAL 4 AS A GROUP WILL CONTROL AND WILL BE RECORDED AS YOUR INTENDED VOTE, EXCEPT WITH RESPECT TO THOSE SPECIFIC ITEMS FOR WHICH YOU HAVE VOTED SEPARATELY, IN WHICH CASE YOUR SEPARATE VOTES WILL CONTROL WITH RESPECT TO SUCH ITEMS AND WILL BE RECORDED AS YOUR INTENDED VOTE.

Proposal 4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SLAT and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SDIT.

FOR       AGAINST         ABSTAIN
/ /         / /             / /

STOP HERE IF YOU VOTED ON PROPOSAL 4 AS A GROUP. IF YOU HAVE NOT VOTED ON PROPOSAL 4 AS A GROUP AND WOULD LIKE TO VOTE ON EACH ITEM SEPARATELY, PLEASE CHECK THE APPROPRIATE BOXES BELOW.

                                                                                                   FOR      AGAINST    ABSTAIN
4(a) Fundamental Policy Regarding Diversification                                                  / /        / /        / /
4(b) Fundamental Policy Regarding Concentration                                                    / /        / /        / /
4(c) Fundamental Policies Regarding Borrowing and Senior Securities                                / /        / /        / /
4(d) Fundamental Policy Regarding Lending                                                          / /        / /        / /
4(e) Fundamental Policy Regarding Pledging and Mortgaging of Fund Assets                           / /        / /        / /
4(f) Fundamental Policy Regarding Control of an Issuer                                             / /        / /        / /
4(g) Fundamental Policy Regarding Purchase of Real Estate and Commodities                          / /        / /        / /
4(h) Fundamental Policy Regarding Short Sales                                                      / /        / /        / /
4(i) Fundamental Policy Regarding Underwriting of Securities                                       / /        / /        / /
4(j) Fundamental Policy Regarding Investments in Securities of Other Investment Companies          / /        / /        / /
4(k) Eliminate Policy Regarding the Investing in Issuers when Securities are Owned by Officers
     and Trustees                                                                                  / /        / /        / /
4(l) Fundamental Policy Regarding Investments in "Unseasoned Issuers"                              / /        / /        / /
4(m) Fundamental Policy Regarding Investments in Options                                           / /        / /        / /
4(n) Fundamental Policy Regarding Investment in Oil and Gas                                        / /        / /        / /
4(p) Fundamental Policy Making all Investment Limitations in Prospectus Fundamental                / /        / /        / /

4(r) Fundamental Policy Requiring the STET CA Municipal Bond, STET MA Municipal Bond, STET
     NJ Municipal Bond, STET NY Municipal Bond, and STET PA Municipal Bond Funds to be Fully
     Invested in Obligations which Produce Interest that is Exempt from Both Federal and State
     Income Taxes                                                                                  / /        / /        / /

4(s) Fundamental Policy that the STET Intermediate-Term Municipal and STET PA Municipal Bond
     Funds Must Abide by their Maturity Restrictions and Invest Solely in Investments
     Permitted by their Prospectus and Statement of Additional Information                         / /        / /        / /

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

SEI 1, 4A-NPRS MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect Trustees for the Trust.

(01) Rosemarie B. Greco  (02) Nina Lesavoy  (03) James M. Williams

FOR ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY AT LEFT)                WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
            / /                                                                                         / /

--------------------------------------------------------------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEE(S) ABOVE.

PROPOSAL 4 IS SEPARATED INTO SEPARATE ITEMS. YOU MAY VOTE FOR PROPOSAL 4 AS A GROUP OR BY EACH ITEM. IF YOU VOTE ON PROPOSAL 4 AS A GROUP, A FUND WILL RECORD YOUR VOTES AS HAVING BEEN CAST "FOR" OR "AGAINST" EACH APPLICABLE ITEM WITHIN PROPOSAL 4 IN ACCORDANCE WITH YOUR VOTE. ALTERNATIVELY, YOU MAY VOTE SEPARATELY "FOR" OR "AGAINST" EACH ITEM OF PROPOSAL 4. IF THIS PROXY CARD INCLUDES A VOTE ON PROPOSAL 4 AS A GROUP AND SEPARATE VOTES ON SPECIFIC ITEMS, YOUR VOTE ON PROPOSAL 4 AS A GROUP WILL CONTROL AND WILL BE RECORDED AS YOUR INTENDED VOTE, EXCEPT WITH RESPECT TO THOSE SPECIFIC ITEMS FOR WHICH YOU HAVE VOTED SEPARATELY, IN WHICH CASE YOUR SEPARATE VOTES WILL CONTROL WITH RESPECT TO SUCH ITEMS AND WILL BE RECORDED AS YOUR INTENDED VOTE.

Proposal 4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SLAT and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SDIT.

FOR       AGAINST         ABSTAIN
/ /         / /             / /

STOP HERE IF YOU VOTED ON PROPOSAL 4 AS A GROUP. IF YOU HAVE NOT VOTED ON PROPOSAL 4 AS A GROUP AND WOULD LIKE TO VOTE ON EACH ITEM SEPARATELY, PLEASE CHECK THE APPROPRIATE BOXES BELOW.

                                                                                                   FOR      AGAINST    ABSTAIN
4(b) Fundamental Policy Regarding Concentration                                                    / /        / /        / /
4(c) Fundamental Policies Regarding Borrowing and Senior Securities                                / /        / /        / /
4(d) Fundamental Policy Regarding Lending                                                          / /        / /        / /
4(g) Fundamental Policy Regarding Purchase of Real Estate and Commodities                          / /        / /        / /
4(i) Fundamental Policy Regarding Underwriting of Securities                                       / /        / /        / /
4(n) Fundamental Policy Regarding Investment in Oil and Gas                                        / /        / /        / /

4(r) Fundamental Policy Requiring the STET CA Municipal Bond, STET MA Municipal Bond, STET
     NJ Municipal Bond, STET NY Municipal Bond, and STET PA Municipal Bond Funds to be Fully
     Invested in Obligations which Produce Interest that is Exempt from Both Federal and State
     Income Taxes                                                                                  / /        / /        / /

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

SEI 1, 4B-DGINR MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect Trustees for the Trust.

(01) Rosemarie B. Greco  (02) Nina Lesavoy  (03) James M. Williams

FOR ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY AT LEFT)      WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
            / /                                                                            / /

--------------------------------------------------------------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEE(S) ABOVE.

PROPOSAL 4 IS SEPARATED INTO SEPARATE ITEMS. YOU MAY VOTE FOR PROPOSAL 4 AS A GROUP OR BY EACH ITEM. IF YOU VOTE ON PROPOSAL 4 AS A GROUP, A FUND WILL RECORD YOUR VOTES AS HAVING BEEN CAST "FOR" OR "AGAINST" EACH APPLICABLE ITEM WITHIN PROPOSAL 4 IN ACCORDANCE WITH YOUR VOTE. ALTERNATIVELY, YOU MAY VOTE SEPARATELY "FOR" OR "AGAINST" EACH ITEM OF PROPOSAL 4. IF THIS PROXY CARD INCLUDES A VOTE ON PROPOSAL 4 AS A GROUP AND SEPARATE VOTES ON SPECIFIC ITEMS, YOUR VOTE ON PROPOSAL 4 AS A GROUP WILL CONTROL AND WILL BE RECORDED AS YOUR INTENDED VOTE, EXCEPT WITH RESPECT TO THOSE SPECIFIC ITEMS FOR WHICH YOU HAVE VOTED SEPARATELY, IN WHICH CASE YOUR SEPARATE VOTES WILL CONTROL WITH RESPECT TO SUCH ITEMS AND WILL BE RECORDED AS YOUR INTENDED VOTE.

Proposal 4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SLAT and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SDIT.

 FOR       AGAINST         ABSTAIN
  / /        / /             / /

STOP HERE IF YOU VOTED ON PROPOSAL 4 AS A GROUP. IF YOU HAVE NOT VOTED ON PROPOSAL 4 AS A GROUP AND WOULD LIKE TO VOTE ON EACH ITEM SEPARATELY, PLEASE CHECK THE APPROPRIATE BOXES BELOW.

                                                                                                   FOR      AGAINST    ABSTAIN
4(a) Fundamental Policy Regarding Diversification                                                  / /        / /        / /
4(b) Fundamental Policy Regarding Concentration                                                    / /        / /        / /
4(c) Fundamental Policies Regarding Borrowing and Senior Securities                                / /        / /        / /
4(d) Fundamental Policy Regarding Lending                                                          / /        / /        / /
4(g) Fundamental Policy Regarding Purchase of Real Estate and Commodities                          / /        / /        / /
4(i) Fundamental Policy Regarding Underwriting of Securities                                       / /        / /        / /

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

SEI 1, 4A-DGI MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect Trustees for the Trust.

(01) Rosemarie B. Greco  (02) Nina Lesavoy  (03) James M. Williams

FOR ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY AT LEFT)      WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
            / /                                                                            / /

--------------------------------------------------------------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEE(S) ABOVE.

PROPOSAL 4 IS SEPARATED INTO SEPARATE ITEMS. YOU MAY VOTE FOR PROPOSAL 4 AS A GROUP OR BY EACH ITEM. IF YOU VOTE ON PROPOSAL 4 AS A GROUP, A FUND WILL RECORD YOUR VOTES AS HAVING BEEN CAST "FOR" OR "AGAINST" EACH APPLICABLE ITEM WITHIN PROPOSAL 4 IN ACCORDANCE WITH YOUR VOTE. ALTERNATIVELY, YOU MAY VOTE SEPARATELY "FOR" OR "AGAINST" EACH ITEM OF PROPOSAL 4. IF THIS PROXY CARD INCLUDES A VOTE ON PROPOSAL 4 AS A GROUP AND SEPARATE VOTES ON SPECIFIC ITEMS, YOUR VOTE ON PROPOSAL 4 AS A GROUP WILL CONTROL AND WILL BE RECORDED AS YOUR INTENDED VOTE, EXCEPT WITH RESPECT TO THOSE SPECIFIC ITEMS FOR WHICH YOU HAVE VOTED SEPARATELY, IN WHICH CASE YOUR SEPARATE VOTES WILL CONTROL WITH RESPECT TO SUCH ITEMS AND WILL BE RECORDED AS YOUR INTENDED VOTE.

Proposal 4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SLAT and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SDIT.

FOR        AGAINST         ABSTAIN
/ /          / /             / /

STOP HERE IF YOU VOTED ON PROPOSAL 4 AS A GROUP. IF YOU HAVE NOT VOTED ON PROPOSAL 4 AS A GROUP AND WOULD LIKE TO VOTE ON EACH ITEM SEPARATELY, PLEASE CHECK THE APPROPRIATE BOXES BELOW.

                                                                                                   FOR      AGAINST    ABSTAIN
4(a) Fundamental Policy Regarding Diversification                                                  / /        / /        / /
4(b) Fundamental Policy Regarding Concentration                                                    / /        / /        / /
4(c) Fundamental Policies Regarding Borrowing and Senior Securities                                / /        / /        / /
4(d) Fundamental Policy Regarding Lending                                                          / /        / /        / /
4(g) Fundamental Policy Regarding Purchase of Real Estate and Commodities                          / /        / /        / /
4(i) Fundamental Policy Regarding Underwriting of Securities                                       / /        / /        / /
4(n) Fundamental Policy Regarding Investment in Oil and Gas                                        / /        / /        / /

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

SEI 1, 4A-DGIN MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect Trustees for the Trust.

(01) Rosemarie B. Greco  (02) Nina Lesavoy  (03) James M. Williams

FOR ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY AT LEFT)      WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
            / /                                                                            / /

--------------------------------------------------------------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEE(S) ABOVE.

PROPOSAL 4 IS SEPARATED INTO SEPARATE ITEMS. YOU MAY VOTE FOR PROPOSAL 4 AS A GROUP OR BY EACH ITEM. IF YOU VOTE ON PROPOSAL 4 AS A GROUP, A FUND WILL RECORD YOUR VOTES AS HAVING BEEN CAST "FOR" OR "AGAINST" EACH APPLICABLE ITEM WITHIN PROPOSAL 4 IN ACCORDANCE WITH YOUR VOTE. ALTERNATIVELY, YOU MAY VOTE SEPARATELY "FOR" OR "AGAINST" EACH ITEM OF PROPOSAL 4. IF THIS PROXY CARD INCLUDES A VOTE ON PROPOSAL 4 AS A GROUP AND SEPARATE VOTES ON SPECIFIC ITEMS, YOUR VOTE ON PROPOSAL 4 AS A GROUP WILL CONTROL AND WILL BE RECORDED AS YOUR INTENDED VOTE, EXCEPT WITH RESPECT TO THOSE SPECIFIC ITEMS FOR WHICH YOU HAVE VOTED SEPARATELY, IN WHICH CASE YOUR SEPARATE VOTES WILL CONTROL WITH RESPECT TO SUCH ITEMS AND WILL BE RECORDED AS YOUR INTENDED VOTE.

Proposal 4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SLAT and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SDIT.

FOR        AGAINST         ABSTAIN
/ /          / /             / /

STOP HERE IF YOU VOTED ON PROPOSAL 4 AS A GROUP. IF YOU HAVE NOT VOTED ON PROPOSAL 4 AS A GROUP AND WOULD LIKE TO VOTE ON EACH ITEM SEPARATELY, PLEASE CHECK THE APPROPRIATE BOXES BELOW.

                                                                                                   FOR      AGAINST    ABSTAIN
4(b) Fundamental Policy Regarding Concentration                                                    / /        / /        / /
4(c) Fundamental Policies Regarding Borrowing and Senior Securities                                / /        / /        / /
4(d) Fundamental Policy Regarding Lending                                                          / /        / /        / /
4(e) Fundamental Policy Regarding Pledging and Mortgaging of Fund Assets                           / /        / /        / /
4(f) Fundamental Policy Regarding Control of an Issuer                                             / /        / /        / /
4(g) Fundamental Policy Regarding Purchase of Real Estate and Commodities                          / /        / /        / /
4(h) Fundamental Policy Regarding Short Sales                                                      / /        / /        / /
4(i) Fundamental Policy Regarding Underwriting of Securities                                       / /        / /        / /
4(j) Fundamental Policy Regarding Investments in Securities of Other Investment Companies          / /        / /        / /
4(k) Eliminate Policy Regarding the Investing in Issuers when Securities are Owned by Officers
     and Trustees                                                                                  / /        / /        / /
4(l) Fundamental Policy Regarding Investments in "Unseasoned Issuers"                              / /        / /        / /
4(n) Fundamental Policy Regarding Investment in Oil and Gas                                        / /        / /        / /
4(o) Fundamental Policy Regarding Investments in Illiquid and Restricted Securities                / /        / /        / /

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

SEI 1, 4B-LNO MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect Trustees for the Trust.

(01) Rosemarie B. Greco  (02) Nina Lesavoy  (03) James M. Williams

FOR ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY AT LEFT)      WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
            / /                                                                            / /

--------------------------------------------------------------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEE(S) ABOVE.

PROPOSAL 4 IS SEPARATED INTO SEPARATE ITEMS. YOU MAY VOTE FOR PROPOSAL 4 AS A GROUP OR BY EACH ITEM. IF YOU VOTE ON PROPOSAL 4 AS A GROUP, A FUND WILL RECORD YOUR VOTES AS HAVING BEEN CAST "FOR" OR "AGAINST" EACH APPLICABLE ITEM WITHIN PROPOSAL 4 IN ACCORDANCE WITH YOUR VOTE. ALTERNATIVELY, YOU MAY VOTE SEPARATELY "FOR" OR "AGAINST" EACH ITEM OF PROPOSAL 4. IF THIS PROXY CARD INCLUDES A VOTE ON PROPOSAL 4 AS A GROUP AND SEPARATE VOTES ON SPECIFIC ITEMS, YOUR VOTE ON PROPOSAL 4 AS A GROUP WILL CONTROL AND WILL BE RECORDED AS YOUR INTENDED VOTE, EXCEPT WITH RESPECT TO THOSE SPECIFIC ITEMS FOR WHICH YOU HAVE VOTED SEPARATELY, IN WHICH CASE YOUR SEPARATE VOTES WILL CONTROL WITH RESPECT TO SUCH ITEMS AND WILL BE RECORDED AS YOUR INTENDED VOTE.

Proposal 4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SLAT and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SDIT.

FOR        AGAINST         ABSTAIN
/ /          / /             / /

STOP HERE IF YOU VOTED ON PROPOSAL 4 AS A GROUP. IF YOU HAVE NOT VOTED ON PROPOSAL 4 AS A GROUP AND WOULD LIKE TO VOTE ON EACH ITEM SEPARATELY, PLEASE CHECK THE APPROPRIATE BOXES BELOW.

                                                                                                   FOR      AGAINST    ABSTAIN
4(b) Fundamental Policy Regarding Concentration                                                    / /        / /        / /
4(c) Fundamental Policies Regarding Borrowing and Senior Securities                                / /        / /        / /
4(d) Fundamental Policy Regarding Lending                                                          / /        / /        / /
4(g) Fundamental Policy Regarding Purchase of Real Estate and Commodities                          / /        / /        / /
4(i) Fundamental Policy Regarding Underwriting of Securities                                       / /        / /        / /
4(n) Fundamental Policy Regarding Investment in Oil and Gas                                        / /        / /        / /

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

SEI 1, 4B-DGIN MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect Trustees for the Trust.

(01) Rosemarie B. Greco  (02) Nina Lesavoy  (03) James M. Williams

FOR ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY AT LEFT)      WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
            / /                                                                            / /

--------------------------------------------------------------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEE(S) ABOVE.

PROPOSAL 4 IS SEPARATED INTO SEPARATE ITEMS. YOU MAY VOTE FOR PROPOSAL 4 AS A GROUP OR BY EACH ITEM. IF YOU VOTE ON PROPOSAL 4 AS A GROUP, A FUND WILL RECORD YOUR VOTES AS HAVING BEEN CAST "FOR" OR "AGAINST" EACH APPLICABLE ITEM WITHIN PROPOSAL 4 IN ACCORDANCE WITH YOUR VOTE. ALTERNATIVELY, YOU MAY VOTE SEPARATELY "FOR" OR "AGAINST" EACH ITEM OF PROPOSAL 4. IF THIS PROXY CARD INCLUDES A VOTE ON PROPOSAL 4 AS A GROUP AND SEPARATE VOTES ON SPECIFIC ITEMS, YOUR VOTE ON PROPOSAL 4 AS A GROUP WILL CONTROL AND WILL BE RECORDED AS YOUR INTENDED VOTE, EXCEPT WITH RESPECT TO THOSE SPECIFIC ITEMS FOR WHICH YOU HAVE VOTED SEPARATELY, IN WHICH CASE YOUR SEPARATE VOTES WILL CONTROL WITH RESPECT TO SUCH ITEMS AND WILL BE RECORDED AS YOUR INTENDED VOTE.

Proposal 4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SLAT and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SDIT.

FOR        AGAINST         ABSTAIN
/ /          / /             / /

STOP HERE IF YOU VOTED ON PROPOSAL 4 AS A GROUP. IF YOU HAVE NOT VOTED ON PROPOSAL 4 AS A GROUP AND WOULD LIKE TO VOTE ON EACH ITEM SEPARATELY, PLEASE CHECK THE APPROPRIATE BOXES BELOW.

                                                                                                   FOR      AGAINST    ABSTAIN
4(a) Fundamental Policy Regarding Diversification                                                  / /        / /        / /
4(b) Fundamental Policy Regarding Concentration                                                    / /        / /        / /
4(c) Fundamental Policies Regarding Borrowing and Senior Securities                                / /        / /        / /
4(d) Fundamental Policy Regarding Lending                                                          / /        / /        / /
4(g) Fundamental Policy Regarding Purchase of Real Estate and Commodities                          / /        / /        / /
4(i) Fundamental Policy Regarding Underwriting of Securities                                       / /        / /        / /
4(p) Fundamental Policy Making all Investment Limitations in Prospectus Fundamental                / /        / /        / /

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

SEI 1, 4A-DIP MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect Trustees for the Trust.

(01) Rosemarie B. Greco  (02) Nina Lesavoy  (03) James M. Williams

FOR ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY AT LEFT)      WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
            / /                                                                            / /

--------------------------------------------------------------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEE(S) ABOVE.

PROPOSAL 4 IS SEPARATED INTO SEPARATE ITEMS. YOU MAY VOTE FOR PROPOSAL 4 AS A GROUP OR BY EACH ITEM. IF YOU VOTE ON PROPOSAL 4 AS A GROUP, A FUND WILL RECORD YOUR VOTES AS HAVING BEEN CAST "FOR" OR "AGAINST" EACH APPLICABLE ITEM WITHIN PROPOSAL 4 IN ACCORDANCE WITH YOUR VOTE. ALTERNATIVELY, YOU MAY VOTE SEPARATELY "FOR" OR "AGAINST" EACH ITEM OF PROPOSAL 4. IF THIS PROXY CARD INCLUDES A VOTE ON PROPOSAL 4 AS A GROUP AND SEPARATE VOTES ON SPECIFIC ITEMS, YOUR VOTE ON PROPOSAL 4 AS A GROUP WILL CONTROL AND WILL BE RECORDED AS YOUR INTENDED VOTE, EXCEPT WITH RESPECT TO THOSE SPECIFIC ITEMS FOR WHICH YOU HAVE VOTED SEPARATELY, IN WHICH CASE YOUR SEPARATE VOTES WILL CONTROL WITH RESPECT TO SUCH ITEMS AND WILL BE RECORDED AS YOUR INTENDED VOTE.

Proposal 4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SLAT and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SDIT.

FOR        AGAINST         ABSTAIN
/ /          / /             / /

STOP HERE IF YOU VOTED ON PROPOSAL 4 AS A GROUP. IF YOU HAVE NOT VOTED ON PROPOSAL 4 AS A GROUP AND WOULD LIKE TO VOTE ON EACH ITEM SEPARATELY, PLEASE CHECK THE APPROPRIATE BOXES BELOW.

                                                                                                   FOR      AGAINST    ABSTAIN
4(c) Fundamental Policies Regarding Borrowing and Senior Securities                                / /        / /        / /
4(d) Fundamental Policy Regarding Lending                                                          / /        / /        / /
4(g) Fundamental Policy Regarding Purchase of Real Estate and Commodities                          / /        / /        / /
4(i) Fundamental Policy Regarding Underwriting of Securities                                       / /        / /        / /

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

SEI 1, 4CDGI MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect Trustees for the Trust.

(01) Rosemarie B. Greco  (02) Nina Lesavoy  (03) James M. Williams

FOR ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY AT LEFT)      WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
            / /                                                                            / /

--------------------------------------------------------------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEE(S) ABOVE.

PROPOSAL 4 IS SEPARATED INTO SEPARATE ITEMS. YOU MAY VOTE FOR PROPOSAL 4 AS A GROUP OR BY EACH ITEM. IF YOU VOTE ON PROPOSAL 4 AS A GROUP, A FUND WILL RECORD YOUR VOTES AS HAVING BEEN CAST "FOR" OR "AGAINST" EACH APPLICABLE ITEM WITHIN PROPOSAL 4 IN ACCORDANCE WITH YOUR VOTE. ALTERNATIVELY, YOU MAY VOTE SEPARATELY "FOR" OR "AGAINST" EACH ITEM OF PROPOSAL 4. IF THIS PROXY CARD INCLUDES A VOTE ON PROPOSAL 4 AS A GROUP AND SEPARATE VOTES ON SPECIFIC ITEMS, YOUR VOTE ON PROPOSAL 4 AS A GROUP WILL CONTROL AND WILL BE RECORDED AS YOUR INTENDED VOTE, EXCEPT WITH RESPECT TO THOSE SPECIFIC ITEMS FOR WHICH YOU HAVE VOTED SEPARATELY, IN WHICH CASE YOUR SEPARATE VOTES WILL CONTROL WITH RESPECT TO SUCH ITEMS AND WILL BE RECORDED AS YOUR INTENDED VOTE.

Proposal 4. To approve eliminating or reclassifying certain fundamental policies and restrictions for all Funds, except for: the Treasury Securities Fund of SLAT and the Money Market, Prime Obligation, Government, Treasury and Treasury II Funds of SDIT.

FOR        AGAINST         ABSTAIN
/ /          / /             / /

STOP HERE IF YOU VOTED ON PROPOSAL 4 AS A GROUP. IF YOU HAVE NOT VOTED ON PROPOSAL 4 AS A GROUP AND WOULD LIKE TO VOTE ON EACH ITEM SEPARATELY, PLEASE CHECK THE APPROPRIATE BOXES BELOW.

                                                                                                   FOR      AGAINST    ABSTAIN
4(a) Fundamental Policy Regarding Diversification                                                  / /        / /        / /
4(b) Fundamental Policy Regarding Concentration                                                    / /        / /        / /
4(c) Fundamental Policies Regarding Borrowing and Senior Securities                                / /        / /        / /
4(d) Fundamental Policy Regarding Lending                                                          / /        / /        / /
4(g) Fundamental Policy Regarding Purchase of Real Estate and Commodities                          / /        / /        / /
4(i) Fundamental Policy Regarding Underwriting of Securities                                       / /        / /        / /
4(n) Fundamental Policy Regarding Investment in Oil and Gas                                        / /        / /        / /
4(p) Fundamental Policy Making all Investment Limitations in Prospectus Fundamental                / /        / /        / /

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

SEI 1, 4A-DGINP MK

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